As filed with the Securities and Exchange Commission on February 28, 2001

                                                      Registration No. 333-84885
                                                      Registration No. 811-09531

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       |X|

                      Pre-Effective Amendment No.                         |_|
                                                  ------
                      Post-Effective Amendment No.   5                    |_|
                                                   -----

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                    |X|

                               Amendment No.   5                          |_|
                                             -----

                        (Check appropriate box or boxes)

                    Credit Suisse Warburg Pincus Select Funds
                         (formerly the DLJ Select Funds)
               (Exact name of registrant as specified in charter)

                              466 Lexington Avenue
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (800) 225-8011
              (Registrant's Telephone Number, Including Area Code)

                                Brian A. Kammerer
                         One Pershing Plaza, 10th Floor
                              Jersey City, NJ 07399
                     (Name and Address of Agent for Service)

                                    Copy to:
                                 Earl D. Weiner
                               Sullivan & Cromwell
                                125 Broad Street
                               New York, NY 10004

                 Approximate date of proposed public offering:

As soon as practicable after the effective date of this Registration Statement.

      It is proposed that this filing will become effective (check appropriate box)

|X| Immediately upon filing pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a) (1)
|_| on (date) pursuant to paragraph (a) (1)
|_| 75 days after filing pursuant to paragraph (a) (2), or |_| on (date) pursuant to paragraph (a) (2) of Rule 485
|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                              CROSS REFERENCE SHEET
                            (as required by Rule 495)

N-1A Item No.                                                        Location
-------------                                                        --------

Part A
------

Item 1.   Front and Back Cover Pages....................     Front and Back Cover Pages

Item 2.   Risk/Return Summary: Investments, Risks and        Credit Suisse Warburg Pincus
          Performance...................................     Funds Risk/Return Summary

Item 3.   Risk/Return Summary: Fee Table................     Summary of Credit Suisse
                                                             Warburg Pincus Fund Expenses

Item 4.   Investment Objectives, Principal Investment        Credit Suisse Warburg Pincus
          Strategies and Related Risks..................     Funds Investment Objectives
                                                             and Policies

Item 5.   Management's Discussion of Fund Performance...     Not Applicable

Item 6.   Management, Organization, and Capital
          Structure.....................................     Fund Management

Item 7.   Shareholder Information.......................     How to Buy and Sell Shares;
                                                             Other Shareholder
                                                             Information; Taxes

Item 8.   Distribution Arrangements.....................     Dividend and Distribution
                                                             Information

Item 9.   Financial Highlights Information..............     Financial Highlights

Part B
------

Item 10.  Cover Page and Table of Contents..............     Cover Page

Item 11.  Fund History..................................     Fund History

Item 12.  Description of the Fund and Its Investments        Investment Policies and
          and Risks.....................................     Restrictions

Item 13.  Management of the Fund .......................     Management

Item 14.  Control Persons and Principal Holders of           Shares of Beneficial
          Securities....................................     Interest

Item 15.  Investment Advisory and Other Services........     Management; Expenses of the
                                                             Funds

Item 16.  Brokerage Allocation and Other Practices......     Expenses of the Funds;
                                                             Portfolio Transactions

Item 17.  Capital Stock and Other Securities............     General Information;
                                                             Purchases, Redemptions,
                                                             Exchanges and Systematic
                                                             Withdrawal Plan

Item 18.  Purchase, Redemption and Pricing of Shares....     Purchases, Redemptions,
                                                             Exchanges; Systematic
                                                             Withdrawal Plan; Net Asset
                                                             Value

Item 19.  Taxation of the Fund..........................     Dividends; Distributions and
                                                             Taxes

N-1A Item No.                                                        Location
-------------                                                        --------

Item 20.  Underwriters..................................     Distribution Plan

Item 21.  Calculation of Performance Data...............     Investment Performance
                                                             Information

Item 22.  Financial Statements..........................     General Information --
                                                             Financial Statements

Part C
------

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

Credit Suisse Warburg Pincus Funds
Prospectus
February 28,  2001

Leadership through Experience

Credit Suisse Warburg Pincus Blue Chip Fund (formerly, DLJ Core Equity Fund) Credit Suisse Warburg Pincus Value Fund (formerly, DLJ Growth and Income Fund) Credit Suisse Warburg Pincus Small Company Value Fund (formerly, DLJ Small
  Company Value Fund)
Credit Suisse Warburg Pincus Strategic Growth Fund (formerly, DLJ Strategic
  Growth Fund)
Credit Suisse Warburg Pincus Technology Fund (formerly, DLJ Technology Fund) Credit Suisse Warburg Pincus Developing Markets Fund (formerly, DLJ Developing
  Markets Fund)
Credit Suisse Warburg Pincus International Equity II Fund (formerly, DLJ
  International Equity Fund)
Credit Suisse Warburg Pincus Fixed Income II Fund (formerly, DLJ Fixed Income
  Fund)
Credit Suisse Warburg Pincus Municipal Trust Fund (formerly, DLJ Municipal Trust
  Fund)
Credit Suisse Warburg Pincus High Income Fund (formerly, DLJ High Income Fund) Credit Suisse Warburg Pincus Municipal Money Fund (formerly, DLJ Municipal Money
  Fund)
Credit Suisse Warburg Pincus U.S. Government Money Fund (formerly, DLJ U.S.
 Government Money Fund)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CONTENTS

2        Credit Suisse Warburg Pincus Funds' Risk/Return Summary
16       Summary of Credit Suisse Warburg Pincus Fund Expenses
19       Annual Fund Operating Expenses
24       Recent Developments
25       Purchase Information
27       Credit Suisse Warburg Pincus Funds' Investment Objectives and Policies
41       Additional Information on Investment Policies and Risks
44       Fund Management
46       How to Buy and Sell Shares
54       Other Shareholder Information
59       Additional Shareholder Services
61       Distribution Charges
62       Dividend and Distribution Information
62       Taxes
63       Financial Highlights
75       For More Information

This part of the prospectus summarizes each Fund's investment objective, principal investment strategies and principal risks. This section also contains limited performance data. More information about the Credit Suisse Warburg Pincus Funds is contained in "Credit Suisse Warburg Pincus Funds' Investment Objectives and Policies," and "Additional Information on Investment Policies and Risks." Please read the entire prospectus carefully before investing and save it for future reference.

CREDIT SUISSE WARBURG PINCUS FUNDS' RISK/RETURN SUMMARY

CREDIT SUISSE WARBURG PINCUS DOMESTIC EQUITY FUNDS

The Credit Suisse Warburg Pincus Blue Chip Fund

The Credit Suisse Warburg Pincus Blue Chip Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing in companies that offer long-term capital appreciation. The Fund invests in common stock, securities convertible into common stock and other equity securities of well-known and established companies. The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. Generally, the Fund attempts to identify companies with growth rates that will exceed that of the S&P 500 Index. The Credit Suisse Warburg Pincus Blue Chip Fund is "sector neutral." This means that its investments are allocated to industries in proportion to the sector allocation of the S&P 500 Index, with the exception of the electric and the gas utilities sectors. In the opinion of the Adviser, this strategy enables the Fund to properly diversify its portfolio within the most important and central realm of the U.S. equity universe. The Fund may also make an investment to earn income when its Adviser believes that it will not compromise the investment objective. To achieve this objective, the Fund may invest up to 35% of the value of its assets in investment-grade fixed income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers' acceptances and other financial instruments. The Fund may also invest in non-U.S. securities.

Like any investment, an investment in the Credit Suisse Warburg Pincus Blue Chip Fund is subject to risk and you could lose money. While investments are selected that Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser") believes will experience long-term appreciation, their value could decline. The Fund is subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the S&P 500 Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Calendar Year Total Returns

2000       -4%
1999       28%
1998       28%
1997       28%
1996       20%
1995       24%
1994       -4%
1993       14%
1992        2%
1991       28%

         The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

         During the 10-year period shown in the bar chart for Class A shares, the highest return for a quarter was 21.16% (quarter ending 12/31/98) and the lowest return for a quarter was - 9.22% (quarter ending 9/30/98).

--------------------------------------------------------------------------------
 Average Annual Total Returns
   (for the periods ending
      December 31, 2000)           Past Year     Past 5 years    Past 10 years
--------------------------------------------------------------------------------
Blue Chip Fund Class A             (9.78)%           17.96%         14.91%

Blue Chip Fund Class B             (8.59)%             N/A            N/A

Blue Chip Fund Class D*            (4.04)%             N/A            N/A
--------------------------------------------------------------------------------
          S&P 500**                (9.11)%           18.33%         17.46%
--------------------------------------------------------------------------------

The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

*The since inception (May 13, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was 6.42%

**The S & P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 500 do not include any sales charges, fees or other expenses.

The Credit Suisse Warburg Pincus Value Fund

The Credit Suisse Warburg Pincus Value Fund's investment objective is long-term capital appreciation and continuity of income. The Fund seeks to achieve its objective by investing in dividend paying common stock and by diversifying its investments among different industries and different companies. Securities are selected on the basis of their investment merit and their potential for appreciation in value and/or income, with a focus on stability. The Adviser identifies companies that it believes are undervalued and waits for the market to discover that value. A portion of the Fund may be invested in debt securities that are of investment-grade quality, U.S. Government securities and money market instruments. The Fund may also invest in securities of non-U.S. based issuers or issuers that do business principally outside of the U.S., which we refer to as non-U.S. securities. There is no fixed percentage of the Fund's assets that must be invested in any particular type of security.

Like any investment, an investment in the Credit Suisse Warburg Pincus Value Fund is subject to risk and you could lose money. While the Fund seeks investments that will appreciate in value and/or provide income, the Adviser could select securities that will decline in value and provide no income.

The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the S&P 500 Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Calendar Year Total Returns

2000          8%
1999         10%
1998         19%
1997         33%
1996         22%
1995         30%
1994         -2%
1993         16%
1992          6%
1991         24%

         The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

         During the 10-year period shown in the bar chart for Class A shares, the highest return for a quarter was 16.00% (quarter ending 12/31/98) and the lowest return for a quarter was -9.35% (quarter ending 9/30/98).

--------------------------------------------------------------------------------
 Average Annual Total Returns
   (for the periods ending
      December 31, 2000)        Past Year     Past 5 years    Past 10 years
--------------------------------------------------------------------------------
Value Fund Class A               2.11%           16.68%          15.33%

Value Fund Class B               3.62%             N/A             N/A

Value Fund Class D*              8.64%             N/A             N/A
--------------------------------------------------------------------------------
    S&P 500**                   (9.11)%          18.33%          17.46%
--------------------------------------------------------------------------------

The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Prior to the date of this prospectus, the Fund had not yet offered Advisor Class shares. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

*The since inception (April 30, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was 7.17%.

**The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 500 do not include any sales charges, fees or other expenses.

The Credit Suisse Warburg Pincus Small Company Value Fund

The Credit Suisse Warburg Pincus Small Company Value Fund's investment objective is a high level of growth of capital. The Fund seeks to achieve its objective by investing in common stock and other equity securities of "small-cap" companies that appear to be undervalued. Companies with market capitalizations of $2 billion or less at the time of purchase are considered to be small-cap companies.

This Fund's investment objective causes it to be riskier than other funds and you could lose money. While the Fund seeks investments that provide a high level of growth of capital, they may decline in value. You should not invest in this Fund if your principal objective is assured income or capital preservation. Investments in small-cap companies often involve greater risks than investments in larger, more established companies. Small-cap companies may have less management experience, fewer financial resources, and limited product diversification, all of which may increase risks.

The frequency and trading volume for securities of small-cap companies are substantially less than for larger companies. This can result in greater and more abrupt price fluctuations and can cause small-cap stocks to be less liquid than securities of larger companies. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the Russell 2000 Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Calendar Year Total Returns

2000       27%
1999        1%
1998       -5%
1997       26%
1996       15%
1995       20%
1994       -1%
1993       22%
1992       18%
1991       51%

         The annual returns referenced in the bar chart are for the calendar year ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

         During the 10-year period shown in the bar chart for Class A shares, the highest return for a quarter was 17.81% (quarter ending 3/31/91) and the lowest return for a quarter was -18.15% (quarter ending 9/30/98).

--------------------------------------------------------------------------------
 Average Annual Total Returns
   (for the periods ending
      December 31, 2000)        Past Year      Past 5 years      Past 10 years
--------------------------------------------------------------------------------
     Small Company Value
         Fund Class A             19.75%          10.87%            15.80%

     Small Company Value
         Fund Class B             22.10%            N/A               N/A
--------------------------------------------------------------------------------
        Russell 2000*             (3.02)%         10.31%            15.53%
--------------------------------------------------------------------------------

The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Prior to the date of this prospectus, the Fund had not yet offered Class D shares. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

*The Russell 2000 Index is an unmanaged index of common stock prices and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The returns for the Russell 2000 Index do not include any sales charges, fees or other expenses.

THE CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND

The Board of Trustees of the Fund has approved, subject to shareholder approval, at a meeting scheduled for March 23, 2001, the transfer of all of the assets and liabilities of the Fund in exchange for shares of the Warburg, Pincus Focus Fund, Inc., a similar fund in the Warburg Pincus family of funds. See "Recent Developments" for additional information.

The Credit Suisse Warburg Pincus Strategic Growth Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing in equity securities of a limited number of large, carefully selected companies that the Adviser believes will achieve superior growth. The Fund intends to hold securities of approximately 50-60 companies, which may fluctuate depending on the Adviser's view of market conditions. The Fund seeks to achieve superior performance as compared to other U.S. domestic growth funds.

Like any investment, an investment in the Credit Suisse Warburg Pincus Strategic Growth Fund is subject to risk, and you could lose money. While the Adviser believes that the investments it selects will experience long-term appreciation, their value could decline. Growth companies are typically characterized by higher price-to-earnings and price-to-book ratios, lower dividend yields, greater volatility, and higher historical and predicted earnings. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. Because the Fund normally invests in a smaller number of securities than many other equity funds, an investment in this Fund has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. These and other factors could adversely affect your investment.

The following chart and table illustrate the risk and the variability of the Fund's returns by showing the highest and lowest quarterly returns for the Fund's first full calendar year and how the annual returns for 1 year and from inception compare to those of the S&P 500 Barra Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Calendar Year Total Returns

2000     -16%

         The annual return referenced in the bar chart is for the calendar year ended December 31 and does not include sales charges. If sales charges were included, the annual return would be lower than shown.

         During the 1-year period shown in the bar chart for Common Class shares, the highest return for a quarter was 8.79% (quarter ending 3/31/00) and the lowest return for a quarter was -18.18% (quarter ending 12/31/00). 2000 was the first full calendar year of operations.

--------------------------------------------------------------------------------
 Average Annual Total Returns
   (for the periods ending                                  From inception on
      December 31, 2000)                Past Year               11/18/99
--------------------------------------------------------------------------------
Strategic Growth Fund
Common Class                            (15.93)%                (7.33)%
--------------------------------------------------------------------------------
     S&P 500 Barra Index*               (22.08)%               (15.35)%
--------------------------------------------------------------------------------

Common Class shares are not subject to a sales charge. Therefore, the Average Annual Total Returns for the Fund do not reflect the maximum applicable sales charges currently in effect. If sales charges were included, the annual total returns would be lower than those shown. The Fund commenced offering Class A shares, Class B shares and Class C shares on August 1, 2000. Therefore, the Fund does not have a full calendar year of performance for these shares.

* The S&P 500 Barra Index is comprised of those companies within the S&P 500 Index with higher ratios of market price to book value than other companies within the S&P 500 Index. The returns for the S&P 500 Barra Index do not include any sales charges, fees or other expenses.

THE CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND

The Credit Suisse Warburg Pincus Technology Fund's investment objective is growth of capital. The Fund seeks to achieve this objective by investing in a broad number of industries that comprise the U.S. domestic technology sector. Under normal market conditions, the Fund invests at least 65% of its assets in technology companies. The Fund seeks to create a blend of stocks in companies that include, but are not limited to, the computer hardware, computer software, electronics, semiconductor, semiconductor capital equipment, telecommunication equipment, telecommunication services, and internet industries.

Like any investment, an investment in the Credit Suisse Warburg Pincus Technology Fund is subject to risk and you could lose money. While the Fund seeks investments that will appreciate in value, the Adviser could select securities that will decline in value and provide no income. Technology stocks, especially those of smaller, less-seasoned companies tend to be more volatile than the overall stock market. When stock prices fall, you should expect the value of your investment to fall as well, possibly to a greater extent than the decline in equity markets generally. The fact that the Fund concentrates in a single sector increases risk and volatility as compared to more diverse funds. This is because factors that affect that sector are likely to directly affect the Fund's performance, both negatively and positively. Even if the overall direction of equity prices is upward, if technology stocks are headed lower, Fund performance could be adversely affected. For example, technology companies could be hurt by such factors as market saturation, price competition, and the advent of competing technologies. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

The following chart and table illustrate the risk and the variability of the Fund's returns by showing the highest and lowest quarterly returns for the Fund's first full calendar year and how the annual returns for 1 year and from inception compare to those of the Chase H & Q Technology Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Calendar Year Total Returns

2000     -29%

         The annual returns referenced in the bar chart are for the calendar year ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

         During the 1-year period shown in the bar chart for Common Class shares, the highest return for a quarter was 26.49% (quarter ending 3/31/00) and the lowest return for a quarter was -37.75% (quarter ending 12/31/00). 2000 was the first full calendar year of operations.

--------------------------------------------------------------------------------
 Average Annual Total Returns
   (for the periods ending                                    From inception on
      December 31, 2000)               Past Year                  11/18/99
--------------------------------------------------------------------------------
Technology Fund
Common Class                           -29.00%                    -10.85%
--------------------------------------------------------------------------------
Chase Hambrecht & Quist
Technology Index*                      -47.14%                    -28.11%
--------------------------------------------------------------------------------

Common Class shares are not subject to a sales charge. Therefore, the Average Annual Total Returns for the Fund do not reflect the maximum applicable sales charges currently in effect. If sales charges were included, the annual returns would be lower than those shown. The Fund commenced offering Class A shares, Class B shares and Class C shares on August 1, 2000 and Class D shares on September 1, 2000. Therefore, the Fund does not have a full calendar year of performance for these shares.

* The Chase H & Q Technology Index is comprised of a cross-section of computer hardware, computer software, communications, semiconductor, information services and internet services companies. The returns for the Chase H & Q Technology Index do not include any sales charges, fees or other expenses.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL FUNDS

The Credit Suisse Warburg Pincus Developing Markets Fund

The Board of Trustees of the Fund has approved, subject to shareholder approval, at a meeting scheduled for March 23, 2001, the transfer of all of the assets and liabilities of the Fund in exchange for shares of the Warburg, Pincus Emerging Markets Fund, Inc., a similar fund in the Warburg Pincus family of funds. See "Recent Developments" for additional information.

The Credit Suisse Warburg Pincus Developing Markets Fund's investment objective is to provide long-term growth of capital by primarily investing in common stocks and other equity securities of companies from developing countries. The Fund seeks to achieve its objective by investing in securities of issuers in countries included in the Morgan Stanley Capital Index ("MSCI") Emerging Markets Free Index. The Fund's investment approach is to seek to minimize country and sector risk by maintaining country and sector neutrality, with weightings close to those of the MSCI Emerging Markets Free Index.

This Fund's investment objective causes it to be riskier than other mutual funds and you could lose money. While the Fund seeks investments that provide a high level of growth of capital, they may decline in value. The Fund invests primarily in non-U.S. securities (securities of non-U.S. based issuers or issuers that do business principally outside the United States) of issuers in developing markets. Investments in non-U.S. securities present additional risks including greater price volatility and a lack of liquidity. Investments in developing markets present further risks because they tend to be smaller, less mature and less stable than investments in developed markets. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest and foreign exchange rates. These and other factors could adversely affect your investment.

The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 and 5 years and from inception compare to those of the MSCI Emerging Markets Free Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Calendar Year Total Returns

2000          -38%
1999           69%
1998          -22%
1997           -6%
1996           4%

         The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

         During the 5-year period shown in the bar chart for Class A shares, the highest return for a quarter was 27.74% (quarter ending 2/31/99) and the lowest return for a quarter was -21.96% (quarter ending 6/30/98). 1996 was the first full calendar year of operations.

--------------------------------------------------------------------------------
 Average Annual Total Returns
   (for the periods ending                                    From Inception on
      December 31, 2000)           Past Year    Past 5 Years        9/8/95
--------------------------------------------------------------------------------
Developing Markets Fund
Class A                            (41.60)%        (5.47)%          (5.56)%

Developing Markets Fund
Class B                            (41.01)%        (5.09)%          (5.26)%
--------------------------------------------------------------------------------
  MSCI Emerging Markets Free
            Index*                 (30.61)%        (4.17)%          (4.46)%
--------------------------------------------------------------------------------

The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect.

The Fund commenced offering Class C shares and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

*The MSCI Emerging Markets Free Index is an unmanaged index composed of a sample of companies representative of the market structure of developing countries worldwide. The index is the property of Morgan Stanley & Co. Incorporated. The returns for the Index do not include any sales charges, fees or other expenses.

The Credit Suisse Warburg Pincus International Equity II Fund

The Credit Suisse Warburg Pincus International Equity II Fund's investment objective is long-term growth of capital by investing in equity securities from established non-U.S. markets. The Fund seeks to achieve this objective by focusing on investment selection based primarily on the recommendations of CSFB International Research. The Fund invests in securities of issuers in the developed countries of Europe, Australia and the Far East ("EAFE"), using disciplined, quantitative methods in its attempt to minimize country, industry and financial risks. The Fund is country and sector neutral and will seek to maintain its weightings close to those of the MSCI EAFE Index.

Like any investment, an investment in the Fund is subject to risk and you could lose money. While the Fund selects investments that the Adviser believes will appreciate in value, those securities could decline in value and provide no income. The Fund invests primarily in non-U.S. securities (securities of non-U.S. based issuers or issuers that do business principally outside the United States). Investments in non-U.S. securities present additional risks including greater price volatility and a lack of liquidity. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest (generally increases) and foreign exchange rates. These and other factors could adversely affect your investment.

The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 year and 5 years and from inception compare to those of the MSCI-EAFE(R) Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Calendar Year Total Returns

2000      -20%
1999       28%
1998       18%
1997        7%
1996        6%

         The annual returns, referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

         During the 5-year period shown in the bar chart for Class A shares, the highest return for a quarter was 19.76% (quarter ending 12/31/99) and the lowest return for a quarter was -15.46% (quarter ending 9/30/98). 1996 was the first full calendar year of operations.

--------------------------------------------------------------------------------
 Average Annual Total Returns
   (for the periods ending
      December 31, 2000)            Past Year    Past 5 Years   Since Inception*
--------------------------------------------------------------------------------
International Equity II
Fund Class A                        (19.94)%        6.51%             6.38%

International Equity II  Fund
Class B                             (19.00)%        6.94%             6.74%

International Equity II  Fund
Class D**                           (14.84)%         N/A               N/A
--------------------------------------------------------------------------------
        MSCI -EAFE***               (13.96)%        7.43%             8.09%
--------------------------------------------------------------------------------

The Average Annual Returns for the Fund reflect the maximum applicable sales charges.
The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* Inception date of Class A and Class B shares was September 8, 1999 and Class D shares was May 13, 1999.

**The since inception (May 13, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was 3.26%.

***The MSCI-EAFE(R) is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin Countries. The index is the property of Morgan Stanley & Co. Incorporated. The returns for the Index do not include any sales charges, fees or other expenses.

CREDIT SUISSE WARBURG PINCUS FIXED INCOME FUNDS

The Credit Suisse Warburg Pincus Fixed Income II Fund

The Board of Trustees of the Fund has approved, subject to shareholder approval, at a meeting scheduled for March 23, 2001, the transfer of all of the assets and liabilities of the Fund in exchange for shares of the Warburg Pincus Credit Suisse Warburg Pincus Fixed Income Fund, a similar fund in the Warburg Pincus family of funds. See "Recent Developments" for additional information.

The Credit Suisse Warburg Pincus Fixed Income II Fund's investment objective is to provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and non-convertible debt securities of foreign and domestic companies, including both well-known and established and new and lesser-known companies. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-grade intermediate-term corporate bonds and U.S. Government securities, as well as in commercial paper and obligations issued or guaranteed by national or state banks. In addition, the Adviser actively manages the maturities of the securities in the portfolio in response to the Adviser's anticipation of the movement of interest rates and relative yields. The Fund seeks to limit risk by selecting investment-grade debt securities.

While the Fund seeks investments that will satisfy its investment objective, the investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities.

The Fund is subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. As interest rates rise, absent other factors, bond prices and the value of your investments will fall. The Fund is also subject to the risk that, in seeking to enhance total return, the Adviser will incorrectly forecast changes in interest rates or improperly assess the value of debt securities. These and other factors could adversely affect your investment.

The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the Lehman Brothers Government/Corporate Intermediate Bond Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Calendar Year Total Returns

2000          9%
1999         -1%
1998          8%
1997          8%
1996          3%
1995         15%
1994         -4%
1993         10%
1992          7%
1991         14%

         The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

         During the 10-year period shown in the bar chart for Class A shares, the highest return for a quarter was 5.09% (quarter ending 12/31/91) and the lowest return for a quarter was -2.88% (quarter ending 3/31/94).

--------------------------------------------------------------------------------
 Average Annual Total Returns
  (for the periods ending
      December 31, 2000)             Past Year    Past 5 years   Past 10 years
--------------------------------------------------------------------------------
Fixed Income II Fund Class A           3.70%          4.08%          6.18%

Fixed Income II Fund Class B           4.14%           N/A            N/A

Fixed Income II Fund Class D*          9.22%           N/A            N/A
--------------------------------------------------------------------------------
Lehman Index**                        10.12%          6.11%          7.36%
--------------------------------------------------------------------------------

The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

*The since inception (April 30, 1999) return for Class D shares for the period ending December 31, 2000 was 5.37%

**The Lehman Brothers Government/Corporate Intermediate Bond Index is comprised of securities in the Lehman Brothers Government/Corporate Bond Index that have maturities of 5-10 years. The Lehman Brothers Government/Corporate Bond Index includes the Lehman Brothers Government Bond Index and the Lehman Brothers Corporate Bond Index and does not include sales charges, fees or expenses in its calculation.

The Credit Suisse Warburg Pincus Municipal Trust Fund

The Board of Trustees of the Fund has approved, subject to shareholder approval, at a meeting scheduled for March 23, 2001, the transfer of all of the assets and liabilities of the Fund in exchange for shares of the Warburg, Pincus Municipal Bond Fund, Inc., a similar fund in the Warburg Pincus family of funds. See "Recent Developments" for additional information.

The Credit Suisse Warburg Pincus Municipal Trust Fund's investment objective is to provide as high a level of total return as is consistent with capital preservation by investing principally in high-grade tax-exempt municipal securities. By high-grade tax-exempt municipal securities, we mean securities rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by S&P. It is important to note that unlike most other municipal bond funds, the Fund's objective is not to provide current income that is exempt from federal and/or state income tax. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-grade, intermediate-term municipal securities. In addition, the Adviser actively manages the maturities of the securities in the portfolio in response to the Adviser's anticipation of the movement of interest rates and relative yields. Certain investments are selected that the Adviser believes are undervalued. The Fund attempts to limit risk by selecting investment-grade debt securities and by maintaining an average maturity of between five and ten years.

While the Fund seeks investments that will satisfy its investment objective, these investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities. The Fund is also subject to the risk that, in seeking to enhance total return, the Adviser will incorrectly forecast changes in interest rates or improperly assess the value of municipal securities. Like all bond funds, this Fund is subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. As interest rates rise, absent other factors, bond prices and the value of your investment will fall. The Fund is also subject to risks of investing in municipal securities. These risks include uncertainties regarding the securities' tax status, political and legislative changes and the rights of their holders. These and other factors could adversely affect your investment.

The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 and 5 years and from inception compare to those of The Lehman Brothers Seven Year Municipal Bond Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Calendar Year Total Returns

2000        7%
1999       -1%
1998        5%
1997        8%
1996        4%
1995       12%
1994       -3%

         The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

         During the 7-year period shown in the bar chart for Class A shares, the highest return for a quarter was 4.52% (quarter ending 3/31/95) and the lowest return for a quarter was -4.18% (quarter ending 3/31/94). 1994 was the first full calendar year of operations.

--------------------------------------------------------------------------------
Average Annual Total Returns
  (for the periods ending                                      From inception on
     December 31, 2000)           Past Year    Past 5 years         7/28/93
--------------------------------------------------------------------------------
Municipal Trust Fund Class A        2.23%         3.45%              3.77%

Municipal Trust Fund Class B        2.50%          N/A                N/A
--------------------------------------------------------------------------------
         LBSYMBI*                   9.07%         5.40%              5.65%**
--------------------------------------------------------------------------------

The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The Lehman Brothers Seven Year Municipal Bond Index ("LBSYMBI") is comprised of municipal securities having an average approximate maturity of seven years and does not include sales charges, fees or expenses in its calculation.

**For comparative purposes the value of the index on 7/31/93 is used for the beginning value on 7/28/93.

The Credit Suisse Warburg Pincus High Income Fund

The Credit Suisse Warburg Pincus High Income Fund's primary investment objective is to provide a high level of current income and a secondary objective is capital appreciation. The Fund seeks to achieve its objective by investing in fixed income securities of U.S. issuers that are rated below investment-grade quality or unrated fixed income securities deemed to be of comparable quality. Lower grade fixed income securities are commonly known as "junk bonds."

This investment objective causes it to be riskier than other mutual funds and you could lose money. Investments in lower grade securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and non-payment of interest. The market value of longer maturity debt securities, like those held by the Fund, is more sensitive to interest rate changes than the market value of shorter maturity debt securities. The Fund is not recommended for investors whose principal objectives are assured income or capital preservation. This Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income and secondarily capital appreciation.

The following chart and table illustrate the risk and the variability of the Fund's returns by showing the highest and lowest quarterly returns for the Fund's first full calendar year and how the annual returns for 1 year and from inception compare to those of Lipper Open-End High Yield Bond Fund Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Calendar Year Total Returns

2000     -5%

         The annual returns referenced in the bar chart are for the calendar year ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

         During the 1-year period shown in the bar chart for Class A shares, the highest return for a quarter was 2.89% (quarter ending 12/31/99) and the lowest return for a quarter was - 4.17% (quarter ending 12/31/00). 2000 was the first full calendar year of operations.

--------------------------------------------------------------------------------
  Average Annual Total Returns
    (for the periods ending
       December 31, 2000)                 Past Year         Since Inception*
--------------------------------------------------------------------------------
High Income Fund Class A                   (9.20)%              (2.48)%

High Income Fund Class B                   (8.90)%              (2.03)%

High Income Fund Class D**                 (4.40)%              (2.04)%
--------------------------------------------------------------------------------
Lipper Open-End High Yield Bond
         Fund Index***                     (9.71)%              (3.91)%
--------------------------------------------------------------------------------

The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance for these classes.

* Inception for Class A and Class B shares on March 8, 1999 and Class D shares on May 13, 1999.

** The since inception (May 13, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was -2.04%.

*** The Lipper Open-End High Yield Bond Fund Index is comprised of open-end mutual funds that invest primarily in high yield debt securities. The Index does not include sales charges, fees or expenses in its calculation.

The Credit Suisse Warburg Pincus Municipal Money Fund

The Credit Suisse Warburg Pincus Municipal Money Fund's investment objective is maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxation to the extent described herein. The Fund seeks to achieve this objective by investing in municipal securities. The Fund earns income at current money market rates, and its yield generally reflects short-term interest rates which vary from day to day. Such municipal securities will have varying lengths of maturities but will generally have remaining maturities of one year or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in the Fund.

Because this Fund began operations in February, 1997, the first full calendar year of performance was 1998. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Calendar Year Total Returns

2000        3%
1999        2%
1998        3%

         During the 3-year period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ending 12/31/00) and the lowest return for a quarter was 0.52% (quarter ending 3/31/99). The annual returns are for the calendar years ended December 31.

--------------------------------------------------------------------------------
Average Annual Total Returns
  (for the periods ending
     December 31, 2000)            Past Year        From Inception on 2/24/97
--------------------------------------------------------------------------------
Municipal Money Fund                 3.35%                    2.84%
--------------------------------------------------------------------------------

Seven Day Yield as of December 31, 2000 was 3.81%.

The Credit Suisse Warburg Pincus U.S. Government Money Fund

The Credit Suisse Warburg Pincus U.S. Government Money Fund's investment objective is maximum current income, consistent with liquidity and safety of principal. The Fund seeks to achieve its objective by investing in a portfolio of U.S. Government securities, including issues of the U.S. Treasury and other government agencies, which generally have remaining maturities of one year or less and collateralized repurchase agreements.

Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in the Fund. The Fund earns income at current market rates, and its yield generally reflects short-term interest rates, which vary from day to day.

Because this Fund began operations in February 1997, the first full calendar year of performance was 1998. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Calendar Year Total Returns

2000        6%
1999        4%
1998        5%

      During the 3 year period shown in the bar chart, the highest return for a quarter was 1.44% (quarter ending 9/30/00) and the lowest return for a quarter was 1.00% (quarter ending 3/31/99). The annual returns are for the calendar years ended December 31.

--------------------------------------------------------------------------------
    Average Annual Total Returns
      (for the periods ending                                   From Inception
         December 31, 2000)                  Past Year             on 2/24/97
--------------------------------------------------------------------------------
U.S. Government Money Fund                     5.55%                  4.85%
--------------------------------------------------------------------------------

         Seven Day Yield as of December 31, 2000 was 5.54%.

SUMMARY OF CREDIT SUISSE WARBURG PINCUS FUND EXPENSES

Shareholder Transaction Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Credit Suisse Warburg Pincus Funds.

-------------------------------------------------------------------------------------------------------
                                  Equity Funds*
-------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES:         Class A (1) Class B (2)  Class C    Class D    Common       Advisor Class

(These fees are paid                                                     Class
directly from your
investment.)
-------------------------------------------------------------------------------------------------------
Maximum sales charge      5.75%       None         None       None       None         None
(load) imposed on
purchases (as a
percentage of offering
price)
-------------------------------------------------------------------------------------------------------
Maximum sales charge      None        None         None       None       None         None
(load) imposed on
reinvested dividends (as
a percentage of offering
price)
-------------------------------------------------------------------------------------------------------
Maximum deferred sales    None        4% (3)       1% (4)     None       None         None
charge (load) (as a
percentage of original
purchase price or
redemption proceeds, as
applicable)
-------------------------------------------------------------------------------------------------------
Redemption Fees           None        None         None       None       None         None
-------------------------------------------------------------------------------------------------------
Exchange Fee              None        None         None       None       None         None
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                  Fixed Income Funds**                         Money Funds***
--------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES:         Class A (1)   Class B (2)   Class C       Class D       Common

(These fees are paid                                                              Class
directly from your
investment.)
--------------------------------------------------------------------------------------------------------------
Maximum sales charge      4.75%         None          None          None          None         None
(load) imposed on
purchases (as a
percentage of offering
price)
--------------------------------------------------------------------------------------------------------------
Maximum sales charge      None          None          None          None          None         None
(load) imposed on
reinvested dividends (as
a percentage of offering
price)
--------------------------------------------------------------------------------------------------------------
Maximum deferred sales    None          4% (3)        1% (4)        None          None         None
charge (load) (as a
percentage of original
purchase price or
redemption proceeds, as
applicable)
--------------------------------------------------------------------------------------------------------------
Redemption Fees           None          None          None          None          None         None
--------------------------------------------------------------------------------------------------------------
Exchange Fee              None          None          None          None          None         None
--------------------------------------------------------------------------------------------------------------

* Includes the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Strategic Growth Fund, the Credit Suisse Warburg Pincus Technology Fund, the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund.

** Includes the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus High Income Fund.

*** Includes the Credit Suisse Warburg Pincus Municipal Money Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund.

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares of each Fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Examples that follow. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4) 1% during the first year.

ANNUAL FUND OPERATING EXPENSES

These examples help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume that you invest $10,000 in the applicable Fund for the periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. For each Fund that has Waived Fees, as explained in the footnotes, below, the After 1 Year Examples and the first year in each of the other Examples reflect the Waived Fees. For the Credit Suisse Warburg Pincus Strategic Growth Fund and the Credit Suisse Warburg Pincus Technology Fund, the Waived Fees are also reflected in the 3, 5 and 10 Year Examples through the period ended October 31, 2002. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         Annual Fund Operating Expenses
    (expenses that are deducted from fund assets -- reflecting current fees)*

-------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg       Class A          Class B         Class C          Class D       Common Class
Pincus Blue Chip Fund
Management Fee                 .61%            .61%             .61%            .61%             .61%

Distribution (12b-1)
and Service Fees (a)           .25%           1.00%            1.00%            .00%             .25%

Other Expenses                 .37%            .37%             .37%            .37%             .37%

Total Annual Fund
Operating Expenses            1.23%           1.98%            1.98%            .98%            1.23%

-------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg       Class A          Class B         Class C          Class D       Common Class   Advisor Class
Pincus Value Fund
Management Fee                 .58%            .58%             .58%            .58%             .58%            .58%

Distribution (12b-1)
and Service Fees (a)           .25%           1.00%            1.00%            .00%             .25%            .50% (b)

Other Expenses                 .35%            .35%             .35%            .35%             .35%            .35%

Total Annual Fund
Operating Expenses            1.18%           1.93%            1.93%            .93%            1.18%           1.43%

-------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg       Class A          Class B         Class C          Class D       Common Class
Pincus Small Company
Value Fund
Management Fee                 .81%            .81%             .81%            .81%             .81%

Distribution (12b-1)
and Service Fees (a)           .25%           1.00%            1.00%            .00%             .25%

Other Expenses                 .42%            .42%             .42%            .42%             .42%

Total Annual Fund
Operating Expenses            1.48%           2.23%            2.23%           1.23%            1.48%

-------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg       Class A          Class B         Class C       Common Class
Pincus Strategic
Growth Fund
Management Fee                 .75%            .75%             .75%            .75%

Distribution (12b-1)
and Service Fees (a)           .25%           1.00%            1.00%            .25%

Other Expenses                1.42%           1.42%            1.42%           1.42%

Total Annual Fund
Operating Expenses            2.42%           3.17%            3.17%           2.42%

Waived Fees (c)              (1.23)%         (1.23)%          (1.23)%         (1.23)%

Total Expenses Less
Waived Fees                   1.19%           1.94%            1.94%           1.19%

-------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg       Class A          Class B         Class C          Class D       Common Class
Pincus Technology Fund
Management Fee                 .88%            .88%             .88%            .88%             .88%

Distribution (12b-1)
and Service Fees (a)           .25%           1.00%            1.00%            .00%             .25

Other Expenses                1.03%           1.03%            1.03%           1.03%            1.03%

Total Annual Fund
Operating Expenses            2.16%           2.91%            2.91%           1.91%            2.16%

Waived Fees (d)               (.77)%          (.77)%           (.77)%          (.77)%           (.77)%

Total Expenses Less
Waived Fees                   1.39%           2.14%            2.14%           1.14%            1.39%

-------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg       Class A          Class B         Class C       Common Class
Pincus Developing
Markets Fund (e)
Management Fee                1.25%           1.25%            1.25%           1.25%

Distribution (12b-1)
and Service Fees (a)           .25%           1.00%            1.00%            .25%

Other Expenses                1.31%           1.31%            1.31%           1.31%

Total Annual Fund
Operating Expenses            2.81%           3.56%            3.56%           2.81%

Waived Fees (f)               (.66)%          (.66)%           (.66)%          (.66)%

Total Expenses Less
Waived Fees                   2.15%           2.90%            2.90%           2.15%

-------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg
Pincus International
Equity II Fund (e)          Class A          Class B         Class C          Class D       Common Class
Management Fee                1.00%           1.00%            1.00%           1.00%            1.00%

Distribution (12b-1)
and Service Fees (a)           .25%           1.00%            1.00%            .00%             .25%

Other Expenses                 .61%            .61%             .61%            .61%             .61%

Total Annual Fund
Operating Expenses            1.86%           2.61%            2.61%           1.61%            1.86%

-------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg
Pincus Fixed Income II
Fund                        Class A          Class B         Class C          Class D       Common Class
Management Fee                 .59%            .59%             .59%            .59%             .59%

Distribution (12b-1)
and Service Fees (a)           .25%           1.00%            1.00%            .00%             .25%

Other Expenses                 .36%            .36%             .36%            .36%             .36%

Total Annual Fund
Operating Expenses            1.20%           1.95%            1.95%            .95%            1.20%

Waived Fees (g)               (.25)%          (.25)%           (.25)%          (.25)%           (.25)%

Total Expenses Less
Waived Fees                    .95%           1.70%            1.70%            .70%             .95%

-------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg
Pincus Municipal Trust
Fund                        Class A          Class B         Class C       Common Class
Management Fee                 .63%            .63%             .63%            .63%

Distribution (12b-1)
and Service Fees (a)           .25%           1.00%            1.00%            .25%

Other Expenses                 .59%            .59%             .59%            .59%

Total Annual Fund
Operating Expenses            1.47%           2.22%            2.22%           1.47%

Waived Fees (h)               (.52)%          (.52)%           (.52)%          (.52)%

Total Expenses Less
Waived Fees                    .95%           1.70%            1.70%            .95%

-------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg       Class A          Class B         Class C          Class D       Common Class
Pincus High Income
Fund
Management Fee                 .70%            .70%             .70%            .70%             .70%

Distribution (12b-1)
and Service Fees (a)           .25%           1.00%            1.00%            .00%             .25%

Other Expenses                1.53%           1.53%            1.53%           1.53%            1.53%

Total Annual Fund
Operating Expenses            2.48%           3.23%            3.23%           2.23%            2.48%

Waived Fees (i)              (1.38)%         (1.38)%          (1.38)%         (1.38)%          (1.38)%

Total Expenses Less
Waived Fees                   1.10%           1.85%            1.85%            .85%            1.10%

-------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg                                     Credit Suisse
Pincus Municipal Money                                    Warburg Pincus U.S.
Fund                                                      Government Money Fund

Management Fee                 .40%                       Management Fee               .40%

Distribution (12b-1)                                      Distribution (12b-1)
and Service Fees (a)(j)        .25%                       and Service Fees (a)(j)      .25%

Other Expenses                 .46%                       Other Expenses               .46%

Total Annual Fund                                         Total Annual Fund
Operating Expenses            1.11%                       Operating Expenses          1.11%

Waived Fees (k)               (.21)%                      Waived Fees (l)             (.21)%

Total Expenses Less                                       Total Expenses Less
Waived Fees                    .90%                       Waived Fees                  .90%

                                                  Examples+
------------------------------------------------------------------------------------------------------------------
Credit Suisse         Class A   Class B**  Class B***  Class C**  Class C***   Class D     Common
Warburg Pincus                                                                              Class
Blue Chip Fund
1 Year                   $693       $601        $201       $301        $201       $100       $125
3 Years                   943        821         621        621         621        312        390
5 Years                 1,212      1,068       1,068      1,068       1,068        542        676
10 Years                1,978      2,113       2,113      2,306       2,306      1,201      1,489

------------------------------------------------------------------------------------------------------------------
Credit Suisse         Class A   Class B**  Class B***  Class C**  Class C***   Class D     Common    Advisor Class
Warburg Pincus                                                                              Class
Value Fund
1 Year                    688        596         196        296         196         95        120           146
3 Years                   928        806         606        606         606        296        375           452
5 Years                 1,187      1,042       1,042      1,042       1,042        515        649           782
10 Years                1,924      2,059       2,059      2,254       2,254      1,143      1,432         1,713

------------------------------------------------------------------------------------------------------------------
Credit Suisse         Class A   Class B**  Class B***  Class C**  Class C***   Class D     Common
Warburg Pincus                                                                              Class
Small Company
Value Fund
1 Year                    717        626         226        326         226        125        151
3 Years                 1,016        897         697        697         697        390        468
5 Years                 1,336      1,195       1,195      1,195       1,195        676        808
10 Years                2,242      2,376       2,376      2,565       2,565      1,489      1,768
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Credit Suisse         Class A   Class B**  Class B***  Class C**  Class C***              Common
Warburg Pincus                                                                             Class
Strategic Growth
Fund
1 Year                    689        597         197        297         197                   121
3 Years                 1,057        940         740        740         740                   511
5 Years                 1,574      1,438       1,438      1,438       1,438                 1,060
10 Years                2,989      3,122       3,122      3,299       3,299                 2,561

------------------------------------------------------------------------------------------------------------------
Credit Suisse         Class A   Class B**  Class B***  Class C**  Class C***   Class D     Common
Warburg Pincus                                                                              Class
Technology Fund
1 Year                    708        617         217        317         217        116        142
3 Years                 1,068        951         751        751         751        446        523
5 Years                 1,531      1,393       1,393      1,393       1,393        884      1,014
10 Years                2,806      2,939       2,939      3,119       3,119      2,103      2,367

------------------------------------------------------------------------------------------------------------------
Credit Suisse         Class A   Class B**  Class B***  Class C**  Class C***               Common
Warburg Pincus                                                                              Class
Developing Markets
Fund
1 Year                    781        693         293        393         293                   218
3 Years                 1,337      1,231       1,031      1,031       1,031                   809
5 Years                 1,919      1,789       1,789      1,789       1,789                 1,426
10 Years                3,487      3,617       3,617      3,784       3,784                 3,090

------------------------------------------------------------------------------------------------------------------
Credit Suisse         Class A   Class B**  Class B***  Class C**  Class C***   Class D    Common
Warburg Pincus                                                                             Class
International
Equity II Fund
1 Year                    753        664         264        364         264        164        189
3 Years                 1,126      1,011         811        811         811        508        585
5 Years                 1,523      1,385       1,385      1,385       1,385        876      1,006
10 Years                2,629      2,762       2,762      2,944       2,944      1,911      2,180

------------------------------------------------------------------------------------------------------------------
Credit Suisse         Class A   Class B**  Class B***  Class C**  Class C***   Class D     Common
Warburg Pincus                                                                              Class
Fixed Income II
Fund
1 Year                    567        573         173        273         173         72         97
3 Years                   814        788         588        588         588        278        356
5 Years                 1,080      1,029       1,029      1,029       1,029        501        636
10 Years                1,839      2,060       2,060      2,255       2,255      1,144      1,432

------------------------------------------------------------------------------------------------------------------
Credit Suisse         Class A   Class B**  Class B***  Class C**  Class C***               Common
Warburg Pincus                                                                              Class
Municipal Trust
Fund
1 Year                    567        573         173        273         173                    97
3 Years                   869        844         644        644         644                   414
5 Years                 1,193      1,142       1,142      1,142       1,142                   753
10 Years                2,106      2,324       2,324      2,514       2,514                 1,713

------------------------------------------------------------------------------------------------------------------
Credit Suisse         Class A   Class B**  Class B***  Class C**  Class C***   Class D     Common
Warburg Pincus                                                                              Class
High Income Fund
1 Year                    582        588         188        288         188         87        112
3 Years                 1,085      1,066         866        866         866        564        641
5 Years                 1,614      1,569       1,569      1,569       1,569      1,069      1,196
10 Years                3,058      3,263       3,263      3,436       3,436      2,457      2,712

--------------------------------------------------------------------------------
Credit Suisse                                 Credit Suisse
Warburg Pincus                                Warburg Pincus
Municipal Money                               U.S. Government
Fund++                                        Money Fund++
1 Year                      92                1 Year                  92
3 Years                    332                3 Years                332
5 Years                    591                5 Years                591
10 Years                 1,333                10 Years             1,333
--------------------------------------------------------------------------------

* Effective February 1, 2001, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and PFPC, Inc. ("PFPC") began providing administrative services. Administrative services previously were provided by DLJAM and CSAM without charge to the Funds (although DLJAM, and then CSAM, were entitled to reimbursement from the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds). Although these services are now provided for a total rate not to exceed .18% of average daily net assets, if the new investment advisory agreement is approved, CSAM will limit average annual expenses from the date of the acquisition of DLJ, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by each Fund measured over the 60-day period ended on November 3, 2000. As a result, it is not anticipated that there will be any increase in the average annualized operating expense ratio of any of the Funds through November 3, 2002 due to the retention of new co-administrators. This limit is not reflected in the fee tables and examples above. PFPC continues to provide accounting services, but no longer pursuant to a separate agreement.

**    Assumes reinvestment of all dividends and redemption at end of period.

***   Assumes reinvestment of all dividends and no redemption at end of period.

+ Ten year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

++ Shares purchased directly into a Money Fund will not be subject to a CDSC and therefore expenses paid will remain unaffected by redemption.

(a) The Fund has adopted a Rule 12b-1 plan for the indicated classes of shares that allows the Fund to pay distribution fees for the sale and distribution of those classes of shares out of the assets applicable to those classes. Because these fees are paid out over time, they will increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the 12b-1 fee represents an asset-based sales charge.

(b) The maximum amount payable for distributing these shares is .75 of 1% of the average daily net assets attributable to this Class. The Board of Trustees is currently limiting the amount payable to .50 of 1% of the average daily net assets attributable to the Class.

(c) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Strategic Growth Fund to 1.19% for the Fund's Class A and Common Class shares and 1.94% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2002.

(d) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Technology Fund to 1.14% per year for the Fund's Class D shares, 1.39% per year for the Fund's Class A and Common Class shares, and 2.14% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2002.

(e) The expense ratios for each class of shares of the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund are higher than those paid by most other investment companies, but Credit Suisse Asset Management, LLC (as Adviser) believes that the fees are comparable to those paid by investment companies of similar investment orientation. On November 1, 2000, following the termination of the sub-adviser to the International Equity II Fund, the investment advisory fee was reduced to 1% of the average annual net assets of the Fund.

(f) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Developing Markets Fund to 2.15% per year for the Fund's Class A and Common Class shares and 2.90% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2001.

(g) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Fixed Income II Fund to .70% for the Fund's Class D shares and .95% for the Fund's Class A and Common Class shares and 1.70% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2001.

(h) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Municipal Trust Fund to .95% per year for the Fund's Class A and Common Class shares and 1.70% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2001.

(i) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus High Income Fund to .85% per year for the Fund's Class D shares and 1.10% for the Fund's Class A shares and Common Class shares, and 1.85% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2001.

(j) The maximum allowable amount payable for distributing these shares is .40 of 1% of the average daily net assets of each Money Fund. The Board of Trustees has currently limited the amount payable to .25 of 1% of the average daily net assets of each Money Fund.

(k) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Municipal Money Fund to .90% per year. This arrangement will remain in place at least until October 31, 2001.

(l) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus U.S. Government Money Fund to .90% per year. This arrangement will remain in place at least until October 31, 2001.

RECENT DEVELOPMENTS

The names of the DLJ Focus Funds, the DLJ Opportunity Funds and the DLJ Select Funds have changed to the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds, respectively. The names of each Fund have also changed, as indicated on the front page of this Prospectus.

The consummation of the previously announced acquisition of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") by Credit Suisse Group ("Credit Suisse") occurred on November 3, 2000, following which the assets and business of DLJ Asset Management Group, Inc. ("DLJAM") were transferred to CSAM. As a result, and pursuant to approval by the Board of Trustees of each of the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds (each a "Fund" and collectively the "Funds"), CSAM has succeeded DLJAM as investment adviser to the Funds pursuant to interim advisory agreements (the "Interim Advisory Agreements"). The Interim Investment Advisory Agreements terminate at the earlier of April 2, 2001 and the approval by shareholders of the Funds of new investment advisory agreements with CSAM.

To rationalize the management of the Funds and the Warburg Pincus family of funds managed by CSAM ("Warburg Pincus Funds"), CSAM has proposed, and the Board of Trustees of the relevant Funds have approved for submission to shareholders at meetings scheduled for March 23, 2001: (i) new investment advisory agreements with CSAM on the same economic terms as the Interim Advisory Agreements; (ii) the replacement of all the current Trustees of the

Funds, other than Peter F. Krogh, with trustees of the Warburg Pincus Funds; and
(iii) as more fully explained below, the combinations of certain series of the Funds (the "Acquired Funds") into similar funds within the Warburg Pincus Funds (the "Acquiring Funds").

On December 18, 2000, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") became the distributor of the Funds. Effective February 1, 2001, the Funds retained CSAMSI and PFPC, Inc. ("PFPC") as co-administrators to each Series of the Funds for a total rate not to exceed .18% of each Series' average daily net assets. DLJAM and then CSAM provided administrative services to the Series without charge prior to February 1, 2001 (although DLJAM, and later CSAM, were entitled to reimbursement from the Series of the Credit Suisse Warburg Pincus Select Funds and the Credit Suisse Warburg Pincus Opportunity Funds). However, CSAM has agreed to assume DLJAM's undertaking to limit total annual operating expenses until October 31, 2001, or October 31, 2002, as the case may be, and to limit average annual expenses from the date of the acquisition of DLJ, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by each of the Series measured over the 60-day period ended on the date of the acquisition of DLJ. Consequently, it is not anticipated that there will be any increase in the average annualized operating expense ratio of a Series until November 3, 2002 as a result of the retention of new co-administrators. Further, accounting services previously provided by PFPC pursuant to a separate agreement will be provided by PFPC under its new co-administration agreement.

Effective February 6, 2001, State Street Bank and Trust Company ("State Street") became the transfer agent for the Fund's Common Class (former Class R) shares. The Board has approved the retention of State Street as transfer agent for the Fund's other classes of shares.

Mergers. The Board of Trustees for each of the Acquired Funds listed below has approved, subject to shareholder approval, the transfer to the Acquiring Fund listed below of all of the assets and liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund.

               Acquired Fund                                              Acquiring Fund
               -------------                                              --------------
Credit Suisse Warburg Pincus Fixed Income II Fund             Warburg Pincus Fixed Income Fund
Credit Suisse Warburg Pincus Municipal Trust Fund             Warburg, Pincus Municipal Bond Fund, Inc.
Credit Suisse Warburg Pincus Developing Markets Fund          Warburg, Pincus Emerging Markets Fund, Inc.
Credit Suisse Warburg Pincus Strategic Growth Fund            Warburg, Pincus Focus Fund, Inc.

Each of the Acquiring Funds has an investment objective and strategies substantially similar to the investment objective and strategies of the corresponding Acquired Fund. Shareholders of each Acquired Fund would receive on a tax-free basis shares of the relevant Acquiring Fund with the same net asset value as their shares of the Acquired Fund. The investment advisory fees of the Acquiring Funds would in each case be the same as the relevant Acquired Funds, and CSAM has agreed to reimburse expenses of each Acquiring Fund as necessary so that for the two-year period following the consummation of each acquisition the annualized expense ratio of each Acquired Fund would not increase above its expense ratio for the 60-day period prior to consummation of the acquisitions. Each acquisition would be consummated promptly after receipt of shareholder approval. If an acquisition of an Acquired Fund is not approved, such Fund will continue to engage in business as a series of the Fund and the Board of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the proposal to shareholders.

The Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds has approved the transfer of all of the assets and liabilities of the Warburg, Pincus Small Company Value II Fund, Inc. and the Warburg, Pincus Value II Fund, Inc. in exchange for shares of the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund, respectively. These acquisitions are subject to the approval of shareholders of the relevant Warburg, Pincus Fund and, if approved, are expected to be consummated in early June, 2001.

PURCHASE INFORMATION

Shares of the Credit Suisse Warburg Pincus Municipal Money Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund (the "Money Funds") or Class A, Class B or Class C shares of the other Funds may be purchased directly by using the Share Purchase Application found in this Prospectus, or through CSAMSI, the

Funds' distributor, or by contacting your securities dealer. Common Class shares of the Funds may be purchased directly by using the application available at the Shareholder Service Center or downloaded from www.warburg.com. See "How to Buy and Sell Shares -- 2. For Common Class Shares." Common Class shares may also be purchased through a variety of financial services firms such as banks, brokers and financial advisors. Advisor Class Shares of the Credit Suisse Warburg Pincus Value Fund are available for purchase through certain eligible institutions and financial services firms and not by individual investors directly.

The minimum initial investment in each Fund is $1,000 ($2,000 for Common Class shares). The minimum for additional investments is $25 ($50 for Common Class shares). These minimums are waived for certain types of accounts. Share certificates will not be issued for full or fractional shares of the Funds. Further information can be obtained from Credit Suisse Warburg Pincus Funds at the address and telephone number shown on the back cover of this Prospectus. See "How to Buy and Sell Shares" and "Other Shareholder Services."

The Funds, except the Money Funds, offer Class A, Class B, Class C and Common Class shares. The Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Value Fund, Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Technology Fund, Credit Suisse Warburg Pincus International Equity II Fund, Credit Suisse Warburg Pincus Fixed Income II Fund and Credit Suisse Warburg Pincus High Income Fund also offer Class D shares. The Credit Suisse Warburg Pincus Value Fund also offers Advisor Class shares.

Class A shares may be purchased at the net asset value per share of the Fund plus an initial sales charge imposed at the time of purchase and may be subject to a contingent deferred sales charge ("CDSC") in cases where the initial sales charge was not applied because of the size of the purchase. Class B shares may be purchased at the net asset value per share, but are subject to a CDSC upon redemption. The CDSC applicable to Class B shares declines from 4% for redemptions made during the first year of purchase to zero after four years. Class C shares may be purchased at the net asset value per share, but are subject to a 1% CDSC if redeemed within the first year of purchase. Common Class shares may be purchased at the net asset value per share without any initial sales charge or CDSC. Advisor Class shares may be purchased without any initial sales charge or CDSC. Class D shares are offered without any initial sales charge or CDSC to employees of Credit Suisse First Boston ("CSFB") and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. CSFB employees should contact the CSFB Hotline at 1-800-588-6200 concerning how to purchase Class D shares. See "How to Buy and Sell Shares."

Shares of the Money Funds may be purchased at a price equal to the net asset value per share of each Money Fund, which is expected to be $1.00 per share. See "Net Asset Value" in the side-bar included on this page.

The Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund and the Credit Suisse Warburg Pincus Municipal Trust Fund are each a series of the Credit Suisse Warburg Pincus Capital Funds. The Credit Suisse Warburg Pincus International Equity II Fund, the Credit Suisse Warburg Pincus Developing Markets Fund, the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund are each a series of the Credit Suisse Warburg Pincus Opportunity Funds. The Credit Suisse Warburg Pincus Strategic Growth Fund and the Credit Suisse Warburg Pincus Technology Fund are each a series of the Credit Suisse Warburg Pincus Select Funds.

The Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, and Credit Suisse Warburg Pincus Select Funds are different legal entities and are separately offering their Funds through this Prospectus. Based on the advise of counsel, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund.

[side bar]
Net Asset Value:

Net asset value per share (or "NAV") is determined separately for each class by taking the total assets of each class of a Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class.

The NAV is determined at the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed.

For the Money Funds, the NAV is expected to be maintained at a constant $1.00 per share, although this price is not guaranteed.

For purposes of computing NAV, the securities in each Money Fund's portfolio are valued at amortized cost, which minimizes the effect of changes in a security's market value and helps maintain a stable $1.00 per share price. However, there is a risk that we will sell a security for a price that is higher or lower than amortized cost. Such an event could have an effect on our ability to maintain an NAV of $1.00 per share.

In calculating the NAV of the Credit Suisse Warburg Pincus Funds, except the Money Funds, each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the Trustees of the applicable Fund believe in good faith would accurately reflect their fair value.

[end side bar]

The investment objectives and policies of each Fund are set forth below. There can be, of course, no assurance that any Fund will achieve its investment objective. The Funds' investment objectives are fundamental policies that cannot be changed without the approval of the shareholders of the applicable Fund. The Board of Trustees of a Fund may change non-fundamental policies without shareholder approval.

CREDIT SUISSE WARBURG PINCUS FUNDS' INVESTMENT OBJECTIVES AND POLICIES

Credit Suisse Warburg Pincus Blue Chip Fund

Goal: The investment objective of the Credit Suisse Warburg Pincus Blue Chip Fund is long-term capital appreciation. Investments are made based on their potential for long-term capital appreciation. The Credit Suisse Warburg Pincus Blue Chip Fund may make an investment to earn income when, in the opinion of the Adviser, such an investment will not compromise the Credit Suisse Warburg Pincus Blue Chip Fund's investment objective.

Strategy: The Credit Suisse Warburg Pincus Blue Chip Fund invests in common stock, securities convertible into common stock and other equity securities (e.g., preferred stock and interests in master limited partnerships). It invests primarily in well-known and established companies (generally, companies in operation for more than three years). The Fund may occasionally invest in new and unseasoned companies which, in the opinion of the Adviser, have the potential for long-term capital appreciation.

The Adviser applies extensive research that has been conducted primarily by research analysts employed by Credit Suisse First Boston on the growth prospects of stocks that are considered for the Fund's portfolio. Target companies normally have market capitalizations of at least $1 billion at the time of purchase. Generally, the Adviser attempts to identify companies with growth rates that will exceed that of the S&P 500 Index. The Credit Suisse Warburg Pincus Blue Chip Fund is "sector neutral." This means that its investments are allocated to industries in proportion to the sector allocation of the S&P 500 Index, with the exception of the electric and the gas utilities sectors. Other factors considered in the selection of securities include the economic and political outlook, the value of a particular security relative to another security, trends in the determinants of corporate profits, and management capability and practices. See "Risks for the Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund".

Investments: Under normal circumstances, the Credit Suisse Warburg Pincus Blue Chip Fund invests at least 65% of its total assets in equity securities of companies that the Adviser believes have above-average long-term capital appreciation potential. For temporary defensive purposes, the Credit Suisse Warburg Pincus Blue Chip Fund may invest in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective. In addition, the Fund may invest in equity securities selected on a basis other than the potential for long-term capital appreciation. The Fund may invest up to 35% of the value of its assets in investment-grade fixed-income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers'-acceptances and other financial instruments. The Fund may invest in both listed and unlisted securities and may also:

o     invest up to 10% of the value of its total assets in non-U.S. securities;

o invest no more than 10% of its net assets in restricted securities or other instruments with no ready market;

o     invest up to 5% of its total assets in warrants; and

o attempt to minimize the effect of a market decline on the value of its securities, subject to market conditions, by writing covered call options on securities or stock indices. See "Additional Information on Investment Policies and Risks."

[side bar]
Risks for the Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund:

Like any investment, an investment in the Credit Suisse Warburg Pincus Blue Chip Fund or Credit Suisse Warburg Pincus Value Fund is subject to risk and you could lose money. While the Funds seek investments that will appreciate in value and/or provide income, the value of the securities could decline and provide no income.

The Funds are subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates (generally increases). If the value of equity markets in general declines, you can expect the value of your investment in the Funds to decline, possibly to a greater extent than the decline in equity markets generally.

The Credit Suisse Warburg Pincus Blue Chip Fund may invest in new and unseasoned companies. Stocks of these companies tend to be more volatile than stocks of larger and more established companies. In addition, because stocks are selected on the basis of their appreciation potential, they tend to be more risky than many investments that provide current income.

The Credit Suisse Warburg Pincus Value Fund may invest in debt securities. Debt securities are subject to risks that the issuer will not repay its borrowings or pay interest. They are also subject to the risk of declines in value because of increases in interest rates and decreases in the credit quality of the issuer.

The Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund may each invest in unlisted securities. Investments in unlisted securities may be less liquid and more volatile than investments in listed securities and could result in losses to the Funds if they had to be sold quickly.

The Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund may each invest in non-U.S. securities. Non-U.S. securities carry the same risks as securities of U.S. companies and the added risks of being traded in less liquid markets than U.S. securities. Non-U.S. securities are also issued by companies that are not subject to U.S. reporting requirements and involve political systems, economies and markets that may not be as developed as in the U.S. See "Additional Information on Investment Policies and Risks."

[end side bar]

Credit Suisse Warburg Pincus Value Fund

Goal: The investment objective of the Credit Suisse Warburg Pincus Value Fund is long-term capital appreciation and continuity of income.

Strategy: The Credit Suisse Warburg Pincus Value Fund pursues its investment objective by investing principally in dividend-paying common stock and by diversifying its investments among different industries and companies. Securities are selected based on the Adviser's evaluation of their investment merit and their potential for appreciation in value and/or income. The selection of securities on the basis of their capital appreciation or income potential does not ensure against possible loss in value.

Investments: The Credit Suisse Warburg Pincus Value Fund invests in common stock, preferred stock and securities convertible into common stock. The Credit Suisse Warburg Pincus Value Fund may invest in debt securities that are of investment-grade quality at the time of purchase (including bonds, debentures, notes and asset and mortgage-backed securities), U.S. government securities, municipal securities (including general and special obligation securities and industrial revenue bonds) and money market instruments. See "Additional Information on Investment Policies and Risks -- Mortgage and Asset-Backed Securities and Investment-Grade Debt Securities." There is no fixed proportion of the Credit Suisse Warburg Pincus Value Fund's assets that must be invested in particular types of securities. The percentage of assets invested in various types of securities may be changed from time to time by the Adviser.

The Credit Suisse Warburg Pincus Value Fund invests in both listed and unlisted securities. The Credit Suisse Warburg Pincus Value Fund may invest in non-U.S. securities and restricted securities. To minimize the effect of a market decline in the value of its securities, the Fund may, depending on market conditions, write covered call options on securities or stock indices. The Fund may invest up to 10% of its assets in non-U.S. securities and up to 10% of its assets in restricted securities. For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

Credit Suisse Warburg Pincus Small Company Value Fund

Goal: The investment objective of the Credit Suisse Warburg Pincus Small Company Value Fund is a high level of growth of capital. The Credit Suisse Warburg Pincus Small Company Value Fund is not intended for investors whose principal objective is assured income or preservation of capital.

Strategy: The Credit Suisse Warburg Pincus Small Company Value Fund invests primarily in common stock and may also invest in securities convertible into common stock, preferred stock, other equity securities, bonds or other debt securities as described below. Under normal market conditions, at least 65% of the Fund's assets are invested in equity securities of small market capitalization companies. "Small-cap" companies, for purposes of this Fund, are considered to be companies with market capitalizations of $2 billion or less at the time of purchase. If the market capitalization of a small-cap company in which the Fund has invested increases to a level above $2 billion, the investment adviser will continue to hold the securities of that company until the investment adviser determines that the company no longer has growth potential.

Investments: The Credit Suisse Warburg Pincus Small Company Value Fund pursues its investment objective by employing a value-oriented investment approach. This means that the Adviser seeks securities that appear to be underpriced. The Adviser looks for stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth. By investing in such companies, the Credit Suisse Warburg Pincus Small Company Value Fund tries to enhance its potential for appreciation and limit the risk of decline in the value of its portfolio. The Credit Suisse Warburg Pincus Small Company Value Fund focuses on the fundamentals of each small-cap company instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small-cap company stocks. Those other funds often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Credit Suisse Warburg Pincus Small Company Value Fund's securities are generally selected with the belief that they are currently undervalued based on existing conditions and that their earning power or franchise value does not appear to be reflected in their current stock price. To further reduce risk, the Credit Suisse Warburg Pincus Small Company Value Fund diversifies its holdings among many companies and industries. The Adviser also considers whether a company has an established presence in its industry, a product or market niche and whether management owns a significant stake in the company.

The Credit Suisse Warburg Pincus Small Company Value Fund may also invest in special situation companies. A special situation company is a company whose value may increase within a reasonable period of time solely by reason of a development particularly or uniquely applicable to that company. The securities of these companies may be affected by particular developments unrelated to business conditions generally. These investments may fluctuate without relation to general market trends. In general, the principal risk associated with investing in special situation companies is the potential decline in the value of these securities likely to occur if the anticipated development fails to take place. Examples of special situation companies are companies that are being reorganized or merged, have unusual new products, enjoy particular tax advantages, or acquire new management.

The Credit Suisse Warburg Pincus Small Company Value Fund invests primarily in common stock. It may also invest in securities convertible into common stock, preferred stock, investment-grade debt securities (including bonds, debentures, notes, asset and mortgage-backed securities), U.S. Government Securities, municipal securities (including general and special obligation securities and industrial revenue bonds), money market instruments (such as commercial paper and bankers' acceptances) and other financial instruments.

The Credit Suisse Warburg Pincus Small Company Value Fund may also invest in unlisted securities and securities traded in the over-the-counter markets. The Credit Suisse Warburg Pincus Small Company Value Fund may allocate a larger percentage of its assets to unlisted securities than would a typical large company mutual fund. The Credit Suisse Warburg Pincus Small Company Value Fund may also:

o purchase or sell options on securities and on indices to seek to enhance return or hedge its portfolio;

o purchase or sell financial futures contracts and options thereon for hedging and risk management purposes;

o     invest up to 20% of total assets in non-U.S. securities;

o     invest up to 5% of total assets in rights or warrants; and

o invest not more than 10% of net assets in instruments having no ready market.

However, the Fund does not invest in restricted securities.

[sidebar]
Risks for the Credit Suisse Warburg Pincus Small Company Value Fund:

The investment objective for the Credit Suisse Warburg Pincus Small Company Value Fund causes it to be riskier than other funds and you could lose money. While it seeks investments that will provide a high level of growth of capital, they may decline in value. You should not invest in the Credit Suisse Warburg Pincus Small Company Value Fund if your principal objective is assured income or capital preservation. While smaller companies generally have the potential for rapid growth, they often involve greater risks than investments in larger, more established companies. Small companies may have less management experience, fewer financial resources, and limited product diversification.

In addition, in many instances the frequency and trading volume for securities of smaller companies are substantially less than those of larger companies, causing such securities to be subject to greater and more abrupt price fluctuations and to be less liquid than securities of larger companies. When making large sales of portfolio securities, it may be necessary for the Credit Suisse Warburg Pincus Small Company Value Fund to sell such securities at discounts from quoted prices or to execute a series of small sales over an extended period of time. These factors cause an investment in the Credit Suisse Warburg Pincus Small Company Value Fund to be riskier than an investment in a typical "large company" mutual fund.

The Credit Suisse Warburg Pincus Small Company Value Fund also is subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates. These factors also could adversely affect an investment in the Fund. If the value of equity markets in general declines, the value of your investment in the Credit Suisse Warburg Pincus Small Company Value Fund could also decline, possibly to a greater extent than the decline in equity markets generally.

The Credit Suisse Warburg Pincus Small Company Value Fund may invest in various types of debt securities. Debt securities are subject to the risk that the issuer will not repay its borrowings or pay interest. They are also subject to the risk of declines in value because of increases in interest rates and decreases in the perceived credit quality of the issuer.

The Fund may also invest in unlisted securities. Investments in unlisted securities may be less liquid and more volatile than investments in listed securities and could result in losses if they had to be sold quickly.

The Fund may also invest in non-U.S. securities. Not only do non-U.S. securities carry the same risks as securities of U.S. companies, they also have the added risks of generally being traded in less liquid markets than U.S. securities, involve political systems, economies and markets that may not be as developed as in the U.S. and may be issued by companies that are not subject to reporting requirements that are as rigorous as those imposed on U.S. issuers.

The Fund also may invest in options, warrants and financial futures contracts. Selecting options, warrants and financial futures contracts involves determinations as to how a particular security, index, interest rate, or currency will change. If the Adviser is wrong in its prediction, the Fund could lose money. In addition, such instruments may not be available, or if available, may be too expensive to utilize. See "Additional Information on Investment Policies and Risks."

[end sidebar]

CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND

Goal: The investment objective of the Credit Suisse Warburg Pincus Strategic Growth Fund is long-term growth of capital. Investments are made based on their potential for superior growth.

Strategy: The Fund seeks to achieve this objective by investing in equity securities of a limited number of large, carefully selected companies that the Adviser believes will achieve superior growth. Unlike most equity funds, the Fund focuses on a relatively small number of intensely researched companies. The Fund seeks to achieve superior performance as compared to other U.S. domestic growth funds.

The Adviser applies extensive research that has been conducted primarily by research analysts employed by Credit Suisse First Boston on the growth prospects of stocks that are considered for the Fund's portfolio. Unlike many equity funds, the Credit Suisse Warburg Pincus Strategic Growth Fund seeks to limit the number of Fund holdings to companies that offer the highest potential for capital appreciation. The Fund intends to hold securities of approximately 50-60 companies, which may fluctuate depending on the Adviser's view of market conditions. Growth companies tend to be concentrated in the technology, health care, consumer, financial, telecommunications and commercial services sectors. By emphasizing Credit Suisse First Boston research in the portfolio stock selection, this Fund will try to deliver superior performance as compared to the U.S. domestic growth fund peer universe. Other factors considered in the selection of securities include the economic and political outlook, the value of a particular security relative to another security, trends in the determinants of corporate profits, and management capability and practices. See "Additional Information on Investment Policies and Risks."

Investments: Under normal circumstances, the Credit Suisse Warburg Pincus Strategic Growth Fund invests at least 85% of its total assets in equity securities in U.S. companies that the Adviser believes have above-average long-term capital appreciation potential. The Adviser expects the average market capitalization of companies in the portfolio to be in the range of companies that are included in the Standard & Poor's 500 Index. The Fund may invest in both listed and unlisted securities and may also:

o     invest up to 10% of the value of its total assets in non-U.S. securities;

o     invest no more than 15% of its net assets in illiquid securities;

o     invest up to 5% of its total assets in warrants;

o attempt to minimize the effect of a market decline on the value of its securities, subject to market conditions, by writing covered call options on securities or stock indices See "Additional Information on Investment Policies and Risks"; and

o invest in investment-grade fixed income securities, including bonds, debentures, notes and money market instruments such as commercial paper and bankers acceptances and other financial instruments.

For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND

Goal: The Credit Suisse Warburg Pincus Technology Fund's investment objective is growth of capital.

Strategy: The Credit Suisse Warburg Pincus Technology Fund seeks to achieve this objective by investing in a broad number of industries that comprise the U.S. domestic technology sector. Under normal market conditions, the Fund invests at least 65% of its assets in technology companies. The Fund seeks to create a blend of stocks in companies that include the computer hardware, computer software, electronics, semiconductor, semiconductor capital equipment, telecommunication equipment, telecommunication services and internet industries. Stock selection reflects a growth approach and is based on fundamental research that assesses a company's prospects for above-average earnings. The research applied by the Adviser is conducted primarily by research analysts employed by Credit Suisse First Boston. In addition, the Adviser also obtains research from other investment firms.

Investments: The Credit Suisse Warburg Pincus Technology Fund invests in common stock, preferred stock and securities convertible into common stock. The Fund will normally invest 80% of its assets in securities of companies principally engaged in offering and developing products, processes or services that will provide technological advances and improvements. The types of companies include computer hardware, computer software, electronics, semiconductor, telecommunication equipment, telecommunication services and internet industries. The Fund may invest in listed and unlisted securities, well-known and established companies and in new and unseasoned companies. The Fund will not invest more than 25% of its total assets in any one industry. The Fund may also:

o attempt to minimize the effect of a market decline on the value of its securities, subject to market conditions, by writing covered call options on securities or stock indices;

o     invest up to 10% of its assets in non-U.S. securities;

o     invest up to 15% of its net assets in illiquid securities; and

o invest in investment-grade fixed income securities, including bonds, debentures, notes and money market instruments such as commercial paper and bankers-acceptances and other financial instruments.

[side bar]
Risks for the Credit Suisse Warburg Pincus Technology Fund and the Credit Suisse Warburg Pincus Strategic Growth Fund:

Like any investment, an investment in the Credit Suisse Warburg Pincus Technology Fund or Credit Suisse Warburg Pincus Strategic Growth Fund is subject to risk and you could lose money. While the Funds seek investments that will appreciate in value, the value of the securities could decline and provide no income. The Funds are subject to market risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates (generally increases). If the value of equity markets in general declines, you can expect the value of your investment in the Funds to decline, possibly to a greater extent than the decline in equity markets generally. The Funds are also subject to investment risk, which is the possibility that the returns from a specific type of stock will perform worse than the overall stock market or other market sectors. Other general risks include the following:

The Credit Suisse Warburg Pincus Technology Fund invests in technology companies. The fact that the Fund concentrates in a single sector increases risk and volatility as compared to a fund with a more diversified portfolio. This is because factors that affect that sector are likely to directly affect the Fund's performance, both negatively and positively. Even if the overall direction of equity prices is upward, if technology stocks are headed lower, Fund performance could be adversely affected. Certain factors or market conditions that affect technology companies could have an impact on the Fund's net asset value and performance. For example, companies in the rapidly changing technology sector often face unusually high price volatility, both in terms of gains and losses. Products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments could also result in sharp price declines. In addition, stocks of small, less seasoned companies, tend to be more volatile than the overall market.

The Credit Suisse Warburg Pincus Strategic Growth Fund will limit the number of companies in its portfolio. As a result, changes in the value of one security are more likely to have a greater effect on the Fund's net asset value than other U.S. domestic growth funds with more diversified portfolios.

In addition, each Fund may from time to time take temporary defensive positions that are inconsistent with a Fund's investment strategies in attempting to respond to adverse market conditions. If a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

[end side bar]

THE CREDIT SUISSE WARBURG PINCUS INTERNATIONAL FUNDS

Credit Suisse Warburg Pincus Developing Markets Fund

Goal: The investment objective of the Credit Suisse Warburg Pincus Developing Markets Fund is long-term growth of capital by investing primarily in common stocks and other equity securities of companies from developing countries. Under normal market conditions, the Fund invests at least 65% of its assets in equity securities of developing countries.

Strategy: The Credit Suisse Warburg Pincus Developing Markets Fund seeks to achieve this objective by investing in securities of issuers in countries included in the Morgan Stanley Capital Index ("MSCI") Emerging Markets Free Index. The Fund's investment approach is to seek to minimize country and sector risk by maintaining country and sector neutrality, with weightings close to those of the MSCI Emerging Markets Free Index.

Investments: Equity securities include common and preferred stock, warrants, rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities and other classes of stock that may exist. The Fund may purchase non-U.S. securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of non-U.S. issuers. The Fund may purchase a limited amount of restricted or otherwise illiquid securities. The Fund may enter into forward foreign currency exchange contracts to attempt to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes. The Fund may purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of the Fund's portfolio. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies.

As used in this Prospectus, a company in a developing country is an entity for which either the principal securities trading market is in a developing country, it is organized under the laws in a developing country or it has its principal office in a developing country. The Fund invests primarily in countries represented within the MSCI Emerging Markets Free Index. Those countries currently include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela. The Fund generally does not invest more than 25% of its total assets in developing countries not represented within the MSCI Emerging Markets Free Index.

[side bar]

Risks for the Credit Suisse Warburg Pincus Developing Markets Fund:

Like any investment, an investment in the Credit Suisse Warburg Pincus Developing Markets Fund is subject to risk and you could lose money. While the Fund selects investments that the Fund believes will experience long-term appreciation, their value could decline. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

There are certain risks involved in investing in non-U.S. securities, in addition to the risks inherent in U.S. investments. These risks may include currency fluctuations, currency revaluations, adverse political and economic developments, currency exchange blockages, foreign governmental laws or restrictions, reduced public information concerning issuers, and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements comparable for domestic companies.

Furthermore, non-U.S. securities may be less liquid and more volatile than comparable U.S. securities. There is also a possibility of expropriation, nationalization, confiscatory taxation, and limitations on use or removal of funds or assets. Investments in non-U.S. securities may result in higher expenses due to currency conversions, brokerage commissions which generally are higher than U.S. commissions and the expense of maintaining securities with non-U.S. custodians.

In addition to the general risks of investing in non-U.S. securities, characteristics of developing countries may affect certain investments, such as national policies that restrict foreign investment and the absence of developed legal structures governing private property and private and foreign investments. The typically small size of securities markets and the possibility of a low or nonexistent volume of trading in developing countries may also result in a lack of liquidity and substantial price volatility.

You should be aware that investing in developing countries generally involves exposure to economic structures that are generally less diverse and mature, and to political systems with less stability than those of developed countries.

[end side bar]

For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

Credit Suisse Warburg Pincus International Equity II Fund

Goal: The investment objective of the Credit Suisse Warburg Pincus International Equity II Fund is long-term growth of capital by investing primarily in equity securities from established non-U.S. markets. During normal market conditions, the Fund invests most of its assets in securities of issuers from at least three different countries outside the United States. The Fund may invest in securities of companies incorporated in the United States but having their principal activities and interests outside of the United States.

Strategy: The Fund seeks to achieve this objective by focusing on stock selection based primarily on the recommendations of CSFB International Research. The Fund invests in the developed countries of Europe, Australia and the Far East ("EAFE"), using disciplined, quantitative methods in its attempt to minimize country, industry and financial risks. The Fund is country and sector neutral and seeks to maintain its weightings close to those of the MSCI-EAFE Index. Those countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Investments: Equity securities include common and preferred stock, warrants, rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities and other classes of stock that may exist. The Fund may purchase non-U.S. securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of non-U.S. issuers. The Adviser anticipates that, subject to market conditions, depositary receipts may represent a substantial portion of the Fund's investments. This Fund may invest a limited amount of its assets in restricted or otherwise illiquid securities. The Fund may enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes. The Fund may purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of the Fund's portfolio. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies.

[ side bar]
ADRs:

ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a non-U.S. corporation.

EDRs and GDRs are depositary receipts typically issued by non-U.S. banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

[end side bar]

[side bar]
Risks for the Credit Suisse Warburg Pincus International Equity II Fund:

Like any investment, an investment in the Credit Suisse Warburg Pincus International Equity II Fund is subject to risk and you could lose money. While the Fund selects investments the Fund believes will experience long-term appreciation, their value could decline.

The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

There are certain risks involved in investing in non-U.S. securities, in addition to the risks inherent in U.S. investments. These risks may include currency fluctuations, currency revaluations, adverse political and economic developments, currency exchange blockages, foreign governmental laws or restrictions, reduced public information concerning issuers, and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements comparable for domestic companies.

Furthermore, non-U.S. securities may be less liquid and more volatile than comparable U.S. securities. There is also a possibility of expropriation, nationalization, confiscatory taxation, and limitations on use or removal of funds or assets. Investments in non-U.S. securities may result in higher expenses due to currency conversions, brokerage commissions which generally are higher than U.S. commissions and the expense of maintaining securities with non-U.S. custodians.

[end side bar]

For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

THE CREDIT SUISSE WARBURG PINCUS FIXED INCOME FUNDS

Credit Suisse Warburg Pincus Fixed Income II Fund

Goal: The investment objective of the Credit Suisse Warburg Pincus Fixed Income II Fund is to provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and nonconvertible debt securities of domestic and foreign companies, including both well-known and established and new and lesser-known companies. Total return means the sum of net investment income (if any) and realized and unrealized gains less losses. Capital preservation means minimizing the risk of capital loss in a period of falling prices (rising interest rates) for debt securities.

Strategy: The Fund invests in and holds debt securities that the Adviser believes will maximize total return at a level consistent with capital preservation. The average maturity of the Fund's portfolio is adjusted based on the Adviser's assessment of relative yields on debt securities and expectations of future interest rate patterns.

A change in the price of a debt security generally is inversely related to market interest rates. This means that the value of the Fund's investments will tend to decrease during periods of rising interest rates and to increase during periods of falling rates. In general, as the average maturity of the portfolio increases, so does the potential volatility in share price. As a matter of fundamental policy, the Fund will invest at least 80% of the value of its total assets in debt securities. In normal circumstances, the Credit Suisse Warburg Pincus Fixed Income II Fund invests at least 65% of the value of its total assets in fixed income securities. However, the Fund may hold cash and short-term fixed income securities and may enter into repurchase agreements for temporary defensive purposes as determined by the Adviser without regard to the above limits. A temporary defensive position could affect the Fund's ability to achieve its investment objective.

Investments: The Credit Suisse Warburg Pincus Fixed Income II Fund may invest in bonds, including municipal bonds (taxable and tax-exempt) and other debt securities rated Aaa, Aa, A or MIG-1 by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or SP-1 by Standard & Poor's Ratings Group ("S&P"), U.S. Government Securities, obligations issued or guaranteed by national or state bank holding companies, and commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P.

The Credit Suisse Warburg Pincus Fixed Income II Fund may also invest not more than 25% of its total assets in lower-rated debt securities that are not rated below BBB or SP-2 by S&P or Baa or MIG-2 by Moody's to the extent the Adviser views such investments as consistent with this Fund's investment objective. See "Additional Information on Investment Policies and Risks" for a description of securities rated BBB by S&P and Baa by Moody's. The Credit Suisse Warburg Pincus Fixed Income II Fund may enter into repurchase agreements, terminable within seven days or less, involving U.S. Treasury securities, with member banks of the Federal Reserve System or primary dealers in U.S. Government Securities. The Credit Suisse Warburg Pincus Fixed Income II Fund may invest up to 10% of its assets in restricted securities and in instruments having no ready market value.

[side bar]
Risks for the Credit Suisse Warburg Pincus Fixed Income II Fund and Credit Suisse Warburg Pincus Municipal Trust Fund:

While these Funds seek investments that will satisfy their investment objectives, the Funds' investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities. The Funds' Adviser seeks to limit this risk generally by selecting higher-quality debt securities.

In addition, the Funds are subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

Each Fund may invest in unlisted securities. Unlisted securities may be less liquid and more volatile than listed securities and could result in losses if they had to be sold quickly. The Credit Suisse Warburg Pincus Municipal Trust Fund is also subject to risks of investing in municipal securities. These risks include uncertainties regarding the tax status of a particular security, political and legislative changes and the rights of their holders. These factors could adversely affect your investment.

[end of side bar]

[side bar]
High Quality Ratings:

High Quality Ratings are Aaa, Aa, A or MIG-1 by Moody's, or AAA, AA, A or SP-1 by S&P.

[end of side bar]

Credit Suisse Warburg Pincus Municipal Trust Fund

Goal: The investment objective of the Credit Suisse Warburg Pincus Municipal Trust Fund is to provide as high a level of total return as is consistent with capital preservation by investing principally in high-grade tax-exempt municipal securities. This investment objective, unlike that of most other municipal bond funds, is not to provide current income exempt from federal and/or state income tax. Total return means the sum of net investment income and capital gains less capital losses. The Fund intends to distribute annually its net capital gains. Such distributions, if any, will be taxable to a shareholder as capital gain. See "Dividend and Distribution Information" and "Taxes."

Strategy: The Credit Suisse Warburg Pincus Municipal Trust Fund attempts to maximize total return by actively managing the maturities of the bonds in its portfolio to reflect the Adviser's assessment of anticipated interest rate movements and relative yields. The Credit Suisse Warburg Pincus Municipal Trust Fund currently maintains an average maturity of between 5 and 10 years in order to help reduce the interest rate risk associated with investing in long-term bonds. However, the Fund may adjust this average maturity as the Adviser's views on interest rate movements change, shortening maturities in periods of rising interest rates and lengthening maturities in periods of falling interest rates. The Fund attempts to supplement total return by identifying and purchasing undervalued municipal securities.

As with any fixed income investment, the success of these strategies depends upon the Adviser's ability to accurately forecast changes in interest rates and to assess the value of municipal securities. You should be aware that there are no assurances that the Fund's investment strategies will be successful. See "Risks for the Credit Suisse Warburg Pincus Fixed Income II Fund and the Credit Suisse Warburg Pincus Municipal Trust Fund."

Investments: The Credit Suisse Warburg Pincus Municipal Trust Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-grade, intermediate-term municipal securities. Municipal securities fall into two principal classes: bonds and notes, both of which may have fixed, variable or floating rates of interest. The Fund invests in tax-exempt municipal bonds and notes which are rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by S&P. The Fund may also invest up to 25% of its total assets in lower-rated municipal securities to the extent the Adviser views such investments as consistent with this Fund's investment objective. See "Additional Information on Investment Policies and Risks-- Investment-Grade Debt Securities" for a description of securities rated BBB by S&P and Baa by Moody's. The Fund may also invest in unrated municipal securities when the Adviser believes they are of comparable quality to that of rated securities and are consistent with the Fund's objective and policies.

Because a change in the market value of a debt security generally is inversely related to market interest rates, the market value of the Credit Suisse Warburg Pincus Municipal Trust Fund's investments will tend to decrease during periods of rising interest rates and to increase during periods of falling rates. In general, as the average maturity of the portfolio increases, so does the potential volatility in share price. Fluctuations in market value of the Credit Suisse Warburg Pincus Municipal Trust Fund's portfolio resulting from fluctuations in interest rates will generally be greater at times when the average maturity of the Credit Suisse Warburg Pincus Municipal Trust Fund's portfolio is longer.

The Credit Suisse Warburg Pincus Municipal Trust Fund may enter into repurchase agreements terminable within seven days or less. The Fund may also invest in restricted securities, in instruments having no ready market value and municipal bonds that are subject to the alternative minimum tax. The Credit Suisse Warburg Pincus Municipal Trust Fund reserves the right to hold cash and short-term fixed income securities and to enter into repurchase agreements as necessary for temporary defensive or emergency purposes as determined by the Adviser, without regard for the above limitation. A temporary defensive position could affect the Fund's ability to achieve its investment objective. Dividends of the Credit Suisse Warburg Pincus Municipal Trust Fund will consist of income exempt from federal income tax, income subject to the federal alternative minimum tax ("AMT"), and taxable ordinary income and capital gains. See "Dividend and Distribution Information" and "Taxes."

Credit Suisse Warburg Pincus High Income Fund

Goal: The Credit Suisse Warburg Pincus High Income Fund's primary investment objective is to provide a high level of current income and a secondary objective is capital appreciation. This Fund is not recommended for investors whose principal objective is assured income or capital preservation.

Strategy: This Fund seeks to achieve its investment objectives by investing in fixed-income securities, including corporate bonds and notes, convertible securities and preferred stocks, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S & P), or, if unrated, are of comparable quality. Securities rated Baa or lower by Moody's and BBB or lower by S & P are commonly known as "junk bonds." These bonds are considered by those rating agencies to have speculative characteristics. These bonds can be expected to provide higher yields. However these securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher-rated fixed-income securities. Investment in such high-yield securities entails relatively greater risk of loss of income and principal.

Investments: This Fund seeks to achieve its objective by investing primarily in a diversified portfolio of lower-rated fixed-income securities including convertible and non-convertible debt securities and preferred stock. The Fund may also hold assets in cash or cash equivalents. This Fund generally does not invest in common stocks, rights or other equity securities. From time to time, the Fund may acquire or hold such securities (if consistent with its objectives) when they are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion, exchange or restructuring of fixed-income securities.

Selection and supervision by the Adviser of the Fund of investments in lower-rated fixed-income securities involves continuous analysis of individual issuers, general business conditions and other factors. The furnishing of these services does not, of course, guarantee successful results. The Adviser's analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Adviser performs its own independent credit analysis of issuers and consequently, the Credit Suisse Warburg Pincus High Income Fund may invest, without limit, in unrated securities. The Fund's ability to achieve its investment objective may depend on the Adviser's own credit analysis to a greater extent than the funds that invest in higher-rated securities.

Although the Credit Suisse Warburg Pincus High Income Fund primarily invests in lower-rated securities, it will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S & P). Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Adviser, it is advantageous to do so.

[side bar]
Risks for the Credit Suisse Warburg Pincus High Income Fund:

While the Credit Suisse Warburg Pincus High Income Fund seeks investments that will satisfy its investment objective, the Fund's investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities. The Fund is also subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

The market value of longer maturity debt securities, like those held by the Fund, is more sensitive to interest rate changes than the market value of shorter maturity debt securities. In addition, the Fund's investments in lower grade securities will subject investors to greater risk than normally experienced in other fixed income securities.

Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to pay the principal and interest. Issuers of lower grade securities are more likely to experience financial stress in periods of economic downturn or rising interest rates. The issuer's ability to service its debt may be adversely affected by poor management, inability to meet business forecasts or unavailability of additional financing.

There is a higher default rate with lower grade securities because they may be unsecured or subordinate to other securities of the issuer. There are fewer dealers in lower grade securities which may make the market for these securities less liquid and cause larger differences in prices quoted than that of higher-rated fixed income securities.

In addition, the Fund may incur additional expense when it is required to seek recovery upon a default or restructuring.

[end side bar]

THE CREDIT SUISSE WARBURG PINCUS MONEY FUNDS

Credit Suisse Warburg Pincus Municipal Money Fund

Goal: The Credit Suisse Warburg Pincus Municipal Money Fund seeks maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxation to the extent described herein.

Strategy: The Fund pursues its objectives by investing at least 80% of its total assets in municipal securities. One hundred percent of the securities the Fund invests in are high quality having remaining maturities of one year or less, although their maturities may extend to 397 days. The Fund reserves the right to lower the percentage of investments in municipal securities if economic or political conditions warrant. To increase the Fund's ability to reach its investment objectives, the dollar-weighted average maturity of its portfolio securities is always 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Credit Suisse Warburg Pincus Municipal Money Fund's investments could cause its net asset value per share to deviate from $1.00.

Investments: Normally, substantially all the Credit Suisse Warburg Pincus Municipal Money Fund's income will be exempt from Federal income taxation. Such income may be subject to state or local and/or Federal AMT income taxes. The Fund invests in municipal notes and short-term municipal bonds, which may have fixed, variable or floating rates of interest. Municipal securities with variable rates may include participation interests in industrial development bonds which may be backed by letters of credit from banking or other financial institutions. The letters of credit of any single institution in respect of all variable rate obligations will not cover more than the allowable percentage of the Credit Suisse Warburg Pincus Municipal Money Fund's total assets in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). For a more complete discussion of Municipal Securities, see "Additional Information on Investment Policies and Risks--Municipal Securities." All of the Fund's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or S&P's, or judged by the Adviser to be of comparable quality.

The Credit Suisse Warburg Pincus Municipal Money Fund may also invest without limitation in tax-exempt municipal securities subject to the AMT. See "Dividend and Distribution Information" and "Taxes."

The Credit Suisse Warburg Pincus Municipal Money Fund may invest to a limited extent in stand-by commitments, delayed-delivery, when-issued securities and other illiquid securities. This Fund may also invest a small percentage of its net assets in municipal leases, which are leases or installment purchases used by state and local governments as a means to acquire property, equipment or facilities without involving debt issuance limitations. The Fund may from time to time invest in taxable securities including obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

[side bar]
Cash Equivalents:

The International Funds may from time to time take a defensive position by holding all or a portion of the Fund in other types of securities, including commercial paper, bankers' acceptances, short-term debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S. issuers, repurchase agreements, time deposits or cash (foreign currencies or U.S. dollars). The International Funds may also temporarily hold cash and invest in high quality foreign or domestic money market instruments with up to 35% of their assets, pending investment of proceeds from new sales of International Funds' shares or to meet ordinary daily cash needs.

[end side bar]

[sidebar]
Risks for the Credit Suisse Warburg Pincus Municipal Money Fund:

Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This fund seeks to preserve the value of your investment at $1.00 per share; however, it is possible to lose money by investing in this Fund. To seek to reduce investment risk, the Credit Suisse Warburg Pincus Municipal Money Fund may not invest in the securities of any one issuer, (except the U.S. Government), in excess of the percentage of the Credit Suisse Warburg Pincus Municipal Money Fund's total assets allowed under Rule 2a-7 of the 1940 Act.

The Credit Suisse Warburg Pincus Municipal Money Fund earns income at current money market rates and its yield varies from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the Credit Suisse Warburg Pincus Municipal Money Fund nor its yield are insured or guaranteed by the U.S. Government.

[end sidebar]

For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

Credit Suisse Warburg Pincus U.S. Government Money Fund

Goal: The Credit Suisse Warburg Pincus U.S. Government Money Fund seeks maximum current income, consistent with liquidity and safety of principal.

Strategy: This Fund pursues its objectives by maintaining a portfolio of high quality money market securities, including the types described in the succeeding paragraph, which at the time of investment generally have remaining maturities of one year or less. Some maturities may extend to 397 days. The dollar weighted average maturity of the Credit Suisse Warburg Pincus U.S. Government Money Fund's portfolio securities will vary, but will always be 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Credit Suisse Warburg Pincus U.S. Government Money Fund's investments could cause its net asset value per share to deviate from $1.00.

Investments: The Fund invests in U.S. Government Securities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress, including variable rate obligations such as floating rate notes. The Fund also invests in repurchase agreements that are collateralized in full each day by eligible mortgage related securities or the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities. This type of investment could create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. In addition, if the seller of repurchase agreements becomes insolvent, the Fund's right to dispose of the securities might be restricted.

In addition to the investments listed, the Money Funds may take temporary defensive measures by holding other types of securities which are permitted by Rule 2a-7 of the 1940 Act.

[side bar]
Risks for the Credit Suisse Warburg Pincus U.S. Government Money Fund:

Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in this Fund.

The Credit Suisse Warburg Pincus U.S. Government Money Fund earns income at current money market rates and its yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.

It is important to note that neither the Credit Suisse Warburg Pincus U.S. Government Money Fund nor its yield is insured or guaranteed by the U.S. Government.

[end side bar]

[side bar]
To maintain portfolio diversification and reduce investment risk, the Money Funds do not:

(1) borrow money, except from banks on a temporary basis or through entering into reverse repurchase agreements to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests (the borrowings are not used to purchase investments); or

(2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets, except to secure permitted borrowings.

[end sidebar]

For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."


ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS

The following general investment policies and risks supplement those set forth above for each Fund.

Equity Securities. "Equity securities" include common stock, preferred stock (including convertible preferred stock), bonds convertible into common or preferred stock, rights and warrants, equity interests in trusts and depositary receipts for equity securities.

Convertible Securities. A "convertible security" is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common or preferred stock of the same or a different issuer. Convertible securities have characteristics of both bonds and equity securities. Like a bond, a convertible security tends to increase in market value when interest rates decline and tends to decrease in market value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Warrants. A "warrant" gives the holder thereof the right to buy equity securities at a specific price during a specified period of time. Warrants tend to be more volatile than the underlying security, and if at a warrant's expiration date the security is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying security is trading at a price higher than the price set in the warrant, the holder of the warrant can acquire the security at a price below its market value.

Mortgage-Backed Securities. Except for the Credit Suisse Warburg Pincus Municipal Trust Fund, the Credit Suisse Warburg Pincus Funds may invest in mortgage-backed securities. "Mortgage-backed securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from mortgage loans on real property, including pass-through securities such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates. The yield and credit characteristics of mortgage-backed securities differ in a number of ways from traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayment of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of other factors. In general, changes in the rate of prepayment on a security will change the yield to maturity of that security. Under certain interest rate or prepayment rate scenarios, a Fund may fail to recoup fully its investment in such securities notwithstanding the credit quality of the issuers of such securities. Based on historic prepayment patterns, amounts available for reinvestment are likely to be greater during a period of declining interest rates and, thus, are likely to be reinvested at lower interest rates, than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Asset-Backed Securities. Except for the Credit Suisse Warburg Pincus Municipal Trust Fund, the Credit Suisse Warburg Pincus Funds may invest in asset-backed securities. "Asset-backed securities" have similar structural characteristics to mortgage-backed securities, but the underlying assets include assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements, rather than mortgage loans or interests in mortgage loans. Asset-backed securities present certain risks that are not present in mortgage-backed securities; primarily, these securities do not have the benefit of the same security interest in the related collateral. There is the possibility that recoveries of repossessed collateral may not, in some cases, be available to support payments on these securities. For example, in the event that the collateral underlying an asset-backed security must be disposed of, it may be difficult to convert that collateral into a stream of payments to be paid to the holders of the security.

Municipal Securities. "Municipal securities" are either bonds or notes. Municipal bonds, which are longer-term debt obligations meeting long-term capital needs, are either "general obligation" bonds or "revenue" bonds. Payment of principal and interest on general obligation bonds is secured by the issuing municipality's pledge of its full faith and credit and taxing power. Payment on revenue bonds is met from the revenues obtained from a certain facility, class of facilities, special excise or other tax, but not from general tax revenues. Variations on these two classifications exist, such as revenue bonds backed by a municipality's general taxing power, or general obligation bonds backed by limited taxing power.

Municipal notes are short-term debt obligations generally maturing in one year or less meeting short-term capital needs and are also either "general obligation" or "revenue" debt securities. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula, in order to minimize fluctuation in the value of the principal of the securities. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Credit Suisse Warburg Pincus Municipal Money Fund and Credit Suisse Warburg Pincus Municipal Trust Fund may invest in variable rate obligations. Such adjustments minimize changes in the market value of the obligation, and in the case of the Credit Suisse Warburg Pincus Municipal Money Fund enhances the ability of such Fund to maintain a stable $1.00 net asset value. See "Net Asset Value."

Investment-Grade Debt Securities. All of the Credit Suisse Warburg Pincus Funds may invest in debt securities of investment-grade quality. "Investment-grade debt securities" are debt securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as S&P or Moody's. Investment-grade debt securities may also include debt securities believed by the Adviser (on the basis of criteria believed by the Adviser to be comparable to that applied by such rating agencies) to be of comparable quality to debt securities so rated by the rating agencies.

Debt securities rated Baa or higher by Moody's or BBB or higher by S&P are investment-grade securities. Securities rated BBB are regarded by S&P as having an adequate capacity to pay interest and repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Securities rated Baa by Moody's are considered to be medium-grade obligations. These securities are neither highly protected nor poorly secured. The rating organization determines that interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. For a more complete description of Moody's and S&P's ratings, see the Appendix to the Statement of Additional Information of each of the Credit Suisse Warburg Pincus Funds. The investment-grade limitations referenced for each Fund are applicable at the time of initial investment and a Fund may determine to retain securities of issuers which have had their credit characteristics downgraded.

Repurchase Agreements. The Credit Suisse Warburg Pincus Funds may enter into a repurchase agreement with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. Repurchase agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser requires continual maintenance of collateral with a Fund's custodian in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event a counterparty defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the counterparty becomes the subject of bankruptcy proceedings, the Fund might be delayed in selling the collateral.

Non-U.S. Securities. All of the Credit Suisse Warburg Pincus Funds, except the Money Funds and the Credit Suisse Warburg Pincus Municipal Trust Fund, may invest in securities of issuers outside of the United States, which we refer to as "non-U.S. securities." There are additional risks involved in investing in non-U.S. securities. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, and the possible imposition of currency exchange blockages. In addition, there are risks associated with future adverse political and economic developments and a limited availability of public information concerning issuers. Non-U.S. issuers typically are subject to different accounting, auditing and financial reporting standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than those of domestic companies. There is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Funds or other assets of a non-U.S. issuer, including the withholding of dividends.

Non-U.S. securities may be subject to taxes imposed by foreign governments that would reduce the net yield on such securities. Investment in non-U.S. securities may result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges (which generally are higher than commissions on U.S. exchanges) and the expense of maintaining securities with non-U.S. custodians.

Investments in non-U.S. securities include securities issued by European issuers. On January 1, 1999, the countries participating in the European Monetary Union ("EMU") implemented a new currency unit, the Euro, which is reshaping financial markets, banking systems and monetary policies in Europe and other parts of the world. Although it is not possible to predict the eventual impact of the Euro implementation plan on the Funds, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Funds are aware of such potential problems and are coordinating ways to prevent or alleviate their adverse impact on the Funds.

Investment Companies. Certain Funds may invest a limited amount of their assets in shares of other investment companies. Investments in other mutual funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. In addition, such investments are subject to limitations under the 1940 Act and market availability. Currently, the International Funds and the Credit Suisse Warburg Pincus Municipal Money Fund may invest in such investment companies if, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, these Funds would bear its ratable share of that investment company's expenses, including its advisory and administrative fees. At the same time shareholders of these Funds would continue to pay their own management fees and other expenses.

Options. A call option is a contract that gives the holder the right to buy from the seller the security underlying the call option at a pre-determined price while a put option is a contract that gives the buyer the right to require the seller to purchase the security underlying the put option at a pre-determined price. The Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund may write covered call options on individual securities or stock indices. For these Funds, this practice will only be used to minimize the effect of a market decline in the value of securities in their respective portfolios. We cannot guarantee that, should a Fund seek to enter into such transactions, it could do so at all or on terms that are acceptable. The Credit Suisse Warburg Pincus Small Company Value Fund may purchase or sell put and call options on individual securities or stock indices as a means of achieving additional return or of hedging the value of its portfolio. The International Funds may purchase and sell put and call options on securities, currencies and financial indices that are traded on U.S. or non-U.S. securities exchanges or in the over-the-counter market. Options traded in the over-the-counter market are considered illiquid investments. The International Funds may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies.

Each of the Credit Suisse Warburg Pincus Strategic Growth Fund's, Credit Suisse Warburg Pincus Technology Fund's and International Fund's successful use of options and financial futures depends on the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select international securities for investment. The ability of each of these Funds to close out an option or futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. The inability to close options and futures positions also could have an adverse impact on each Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Funds of margin deposits or collateral in the event of bankruptcy of a broker with whom the Funds have an open position in an option, a futures contract or related option.

Lower-Grade Securities. The Credit Suisse Warburg Pincus High Income Fund purchases lower-grade securities. "Lower-grade securities" are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in these securities involves substantial risk. Lower-grade securities are commonly referred to as "junk bonds." Issuers of lower-grade securities may be highly leveraged and may not have traditional methods of financing. The risks associated with acquiring the securities of these issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. The risk of loss due to default is significantly greater for the holders of lower-grade securities because such securities may be unsecured and may be subordinate to other securities of the issuer.

FUND MANAGEMENT

As discussed under "Recent Developments," on November 3, 2000, DLJ, the indirect parent of DLJAM was acquired by Credit Suisse. Following the acquisition, CSAM succeeded DLJAM as Adviser of the Credit Suisse Warburg Pincus Funds pursuant to Interim Advisory Agreements. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, is a member of Credit Suisse Asset Management, the institutional asset management arm of Credit Suisse Group, one of the world's leading banks. As of December 31, 2000, Credit Suisse Asset Management companies managed approximately $93 billion in the U.S. and $298 billion globally. Except as set forth below, the investment personnel involved in the management of the Funds has not changed.

Effective November 1, 2000, the Subadvisory Agreement with AXA Investor Managers GS Ltd. ("AXA") pursuant to which AXA acted as subadviser of the Credit Suisse Warburg Pincus Developing Markets Fund and Credit Suisse Warburg Pincus International Equity II Fund (the "International Funds") was terminated by mutual agreement of the parties. At that time, the Adviser became solely responsible for investment management of the International Funds.

The fees paid for the fiscal year ended October 31, 2000 were as follows:

Fund*                               % of Average Net Assets      Fees Paid
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus Blue           .61%                 $1,338,293
Chip Fund
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus
Value Fund                                  .58%                 $1,442,618
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus
Small Company Value Fund                    .81%                 $1,622,703
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus
Strategic Growth Fund                       .75%                  $47,380
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus
Technology Fund                             .88%                  $208,699
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus
Developing Markets Fund                    1.25%                  $262,585
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus
International Equity II Fund               1.25%                  $809,279
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus
Fixed Income II Fund                        .59%                  $837,673
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus
Municipal Trust Fund                        .625%                 $163,791
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus High
Income Fund                                 .70%                  $98,962
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus
Municipal Money Fund                        .40%                  $223,580
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus U.S.           .40%                  $256,602
Government Money Fund
--------------------------------------------------------------------------------

* The Credit Suisse Warburg Pincus Strategic Growth Fund and the Credit Suisse Warburg Pincus Technology Fund commenced operations on November 18, 1999. Accordingly, the percentages shown represent the annual fees payable pursuant to the advisory agreements.

The following individuals are responsible for management of the Credit Suisse Warburg Pincus Funds.

Cathy A. Jameson is the portfolio manager of the Credit Suisse Warburg Pincus Fixed Income II Fund, a position she has held since the Fund was started in 1986. Ms. Jameson is a Vice President of the Credit Suisse Warburg Pincus Capital Funds. She is also a Managing Director of CSAM, which she joined as a result of Credit Suisse's acquisition of DLJ.

Roger W. Vogel serves as the primary portfolio manager of the Credit Suisse Warburg Pincus Small Company Value Fund and as of February, 2000, the Credit Suisse Warburg Pincus Value Fund. He has acted as the portfolio co-manager of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, and the Credit Suisse Warburg Pincus Small Company Value Fund since July 1993. Mr. Vogel is a Vice President of the Credit Suisse Warburg Pincus Capital Funds, and a Managing Director of CSAM, which he joined as a result of Credit Suisse's acquisition of DLJ. Prior to becoming associated with the Funds, Mr. Vogel was a Vice President and portfolio manager with Chemical Banking Corp.

Marybeth B. Leithead is the portfolio manager of the Credit Suisse Warburg Pincus Municipal Trust Fund, a position she has held since the commencement of its operations on July 28, 1993. Ms. Leithead is also a Vice

President of the Credit Suisse Warburg Pincus Capital Funds and a Director of CSAM, which she joined as a result of Credit Suisse's acquisition of DLJ.

Hugh M. Neuburger is the primary portfolio manager of the Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Strategic Growth Fund and Credit Suisse Warburg Pincus Technology Fund. He has also served as the co-portfolio manager of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund and the Credit Suisse Warburg Pincus Small Company Value Fund since August 1995, and the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund since November 2000. Mr. Neuburger is a Managing Director of CSAM, which he joined as a result of Credit Suisse's acquisition of DLJ.

William D. Butler, a Vice President of CSAM, which he joined as a result of Credit Suisse's acquisition of DLJ, serves as co-portfolio manager of the Credit Suisse Warburg Pincus Technology Fund. Mr. Butler joined DLJAM as an Equity Analyst in 1998 after spending three years as a Senior Consultant at BARRA Inc., advising institutional money managers on equity risk management, performance attribution and portfolio construction.

Luisa Michel is the co-portfolio manager of the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund and Vice President of the Adviser, with which she has been associated since 1998. From 1993 to 1998, Ms. Michel was a Senior International Credit Analyst at Merrill, Lynch, Pierce, Fenner and Smith Inc. focusing on Latin America. From 1989 to 1991, she acted as a lending officer for Manufacturers Hanover Trust Company.

Effective December 8, 2000, Richard Lindquist assumed the role of portfolio manager for the Credit Suisse Warburg Pincus High Income Fund. Mr. Lindquist is a Managing Director of CSAM and heads CSAM's high yield management team. Mr. Lindquist joined CSAM in 1995 as a result of CSAM's acquisition of CS First Boston Investment Corp., which he joined in 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist also assumed the role of portfolio manager for the DLJ High Yield Bond Fund. Mr. Lindquist is a Chartered Financial Analyst.

HOW TO BUY AND SELL SHARES

       1. Buying Shares of the Money Funds or Class A, Class B or Class C shares of the other Credit Suisse Warburg Pincus Funds

Opening an Account:

Decide whether your first payment will be delivered by check or wire. Initial payment must be at least $1,000.

By check using U.S. mail:

Complete an application and send it along with a check made payable to the Credit Suisse Warburg Pincus Funds to:

Credit Suisse Warburg Pincus Funds
PFPC, Inc.
P.O. Box 61503
King of Prussia, PA 19406-3101

By check using U.S. overnight delivery:

Complete an application and send it along with a check made payable to the Credit Suisse Warburg Pincus Funds to:

Credit Suisse Warburg Pincus Funds
PFPC, Inc.
211 S. Gulph Road
King of Prussia, PA 19406-3101

By wire:

Call Credit Suisse Warburg Pincus Funds at 1-800-225-8011 (option #2) to obtain an account number. A representative will instruct you to send a completed, signed application to the Transfer Agent, PFPC, Inc. ("Transfer Agent"). Your account cannot be opened without a completed, signed application and a Fund account number.

Contact your bank to arrange a wire transfer to:

Boston Safe Deposit & Trust
ABA #:  011001234
Credit:  (Insert Name of Your Fund)
ACCT#:  006068
FBO (Shareholder name and account number)

Your wire instructions must also include: the name of the Fund, your account number and the name(s) of the account holders.

An account at the Fund will be established once the application and check are received in good order.

If you purchase shares of the Money Funds through a wire transfer, you will be eligible to receive the daily dividend declared on the date of purchase, as long as the Transfer Agent is notified of such purchase by 12:00 noon. The funds must be received by the Transfer Agent by 4:00 P.M.

Investors may also purchase shares of the Credit Suisse Warburg Pincus Funds through their securities dealer. For shares purchased through a securities dealer or by clients of an eligible institution: call your broker or service representative for instructions in opening an account. Investors may be charged separate fees if they effect transactions through a securities dealer or eligible institution. In addition, securities dealers may offer an automatic sweep for the shares of the Money Funds in the operation of cash accounts for their customers. Shares of the Money Funds purchased through an automatic sweep by 1:00 P.M. are eligible to receive that day's daily dividend. For more information, contact your securities dealer. Other information regarding purchasing shares is contained in each Fund's Statement of Additional Information.

Shareholder accounts established on behalf of the following types of plans will be exempt from the Fund's minimum and additional investment amounts: 401(k) Plans, 403(b) Plans, 457 Plans, SEP Plans, and SIMPLE Plans. An account established for the Funds' Class D shares will also be exempt from the Funds' minimum and subsequent purchase requirements. In addition, the Funds reserve the right to waive their minimum purchase requirements.

Additional investments may be made at any time by sending a check payable to the Funds along with an investment stub found at the bottom of the Funds' Shareholder Statement form. If the stub is not available, you may send a check payable to the "Credit Suisse Warburg Pincus Funds" directly to the Transfer Agent at the address listed above. Please reference the account number to be credited on the check, as well as the Fund you have selected to purchase.

                        Selling Shares of the Money Funds
               or Class A, Class B or Class C shares of the Other
                       Credit Suisse Warburg Pincus Funds

Will you be requesting a redemption of your holdings in the Credit Suisse Warburg Pincus Funds through the Funds' Telephone Redemption Privilege?

Yes.

Call 1-800-225-8011 to sell your shares. Requests for redemptions of more than $50,000 must be made in writing and be accompanied by a signature guarantee.

(A "signature guarantee" is a signature guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association.)

Remember, the Money Funds require a minimum account size of $750 and the other Credit Suisse Warburg Pincus Funds require a minimum account size of $250 for Class A, Class B or Class C shares.

No.

For shares held at the Fund, write to the Fund at:

Credit Suisse Warburg Pincus Funds
PFPC, Inc. P.O. Box 61503
(211 S. Gulph Road)*
King of Prussia, PA  19406-3101

Remember, any Class A, Class B or Class C account that has less than $250 (or $750 in the case of the Money Funds), the Fund may redeem.

* For overnight delivery.

For shares purchased through a broker-dealer: call your broker or securities dealer representative.

Your redemption will be processed at the net asset value per share, next computed following the receipt of your request in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the net asset value and deducted from your redemption. The value of your shares may be more or less than your investment depending on the net asset value of your Fund on the day you redeem.

The Credit Suisse Warburg Pincus Funds have a minimum account size of $250 for Class A, Class B and Class C shares and $750 for shares of the Money Funds. You may be requested to increase your balance if it falls below these levels. The Funds reserve the right to close such account and send the proceeds to you. A Fund will not redeem involuntarily any shareholder account with an aggregate balance of less than these levels based solely on the market movement of such Fund's shares.

For information concerning circumstances in which redemptions may be effected through the delivery of in-kind portfolio securities, see your Statement of Additional Information.

Purchasing additional shares

Decide if you are making additional purchases by mail, wire, or automatic investment. If using mail or wire, please check to make sure funds meet the $25.00 minimum.

By Mail:

Complete the investment stub found at the bottom of the Funds' shareholder statement form, or if an investment stub is not available, reference on the check the account number to be credited and the Fund you have selected to purchase and mail to:

Credit Suisse Warburg Pincus Funds
PFPC, Inc.
P.O. Box 61503
King of Prussia, PA. 19406-3101

By Wire:

Please call the Transfer Agent at 800-225-8011 (option #2) to notify them of the impending wire.

Provide your bank with funds and with the following information:

Boston Safe Deposit & Trust
ABA #:  011001234
Credit:  (Insert Name of Your Fund)
ACCT#:  006068
FBO (Shareholder name and account number)

Purchase should reference your name, account number, and name of Fund.

Automatic Investment Program:

The automatic investment program requires purchases of at least $25.00. Fill out the application, designating the automatic investment option and provide your bank information. The Fund automatically deducts payment from your account on a regular basis.

Provide your bank with funds and with the following information:

Boston Safe Deposit & Trust
ABA #:  011001234
Credit:  (Insert Name of Your Fund)
ACCT#:  006068
FBO (Shareholder name and account number)

Shares of the Money Funds or Class A, Class B or Class C shares of the other Credit Suisse Warburg Pincus Funds may be purchased directly by using the Share Purchase Application found in the prospectus, or through CSAMSI, or by contacting your securities dealer. Shareholders should read the prospectus carefully before investing in the Funds.

The minimum initial investment in each Fund is $1,000 ($2,000 for Common Class shares). The minimum for additional investments is $25 ($50 for Common Class shares). The minimum initial and minimum additional investment may be waived for retirement accounts. There is a maximum purchase limitation in the Funds' Class B shares of $250,000 and $1,000,000 in the Funds' Class C shares. Each of the Funds, except the Money Funds, offers Class A, Class B and Class C shares. Class A shares may be purchased at a price equal to net asset value of the Fund plus an initial sales charge imposed at the time of purchase. On a purchase of $1,000,000 or more, there is no initial sales charge, but there could be a CDSC if the shares are redeemed within one year of purchase. Class B shares may be purchased for net asset value, but may be subject to a CDSC upon redemption. The CDSC declines from 4% during the first year of purchase to zero after four years. Class B shares will convert to Class A shares approximately eight years from the time of purchase. Class C shares may be purchased for net asset value, but may be subject to a 1% CDSC if redeemed in the first year. Shares of the Money Funds may be purchased at a price equal to the net asset value per share which is expected to be $1.00.

    2. Buying Common Class shares of the Credit Suisse Warburg Pincus Funds.

A. Purchases of Common Class through Financial-Services Firms

You can buy and sell Common Class shares through a variety of financial-services firms such as banks, brokers and financial advisors. The Credit Suisse Warburg Pincus Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials of the particular firm for any special provisions or additional service features that may apply to your investment. Certain features of the Common Class shares, such as the minimum initial or subsequent investment amounts, may be modified.

B. Purchasing Common Class Shares Directly

Opening an Account

Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.

You can make your initial investment by check or wire. The "By Wire" method in the "Buying Common Class Shares" table below enables you to buy shares on a particular day at that day's closing NAV.

Adding to an Account

You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class shares account application.

Investment Checks

Checks should be made payable in U.S. dollars to Credit Suisse Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed.

Wire Instructions

State Street Bank and Trust Company
ABA# 0110 000 28
Attn:  Mutual Funds/Custody Dept.
[Credit Suisse Warburg Pincus Fund Name]
DDA# 9904-649-2
F/F/C:  [Account Number and Registration]

How to Reach Us

Shareholder Service Center
Toll free:  800-WARBURG
              (800-927-2874)
Fax:          646-354-5026

Mail:
Credit Suisse Warburg Pincus Funds
P.O. Box 9030
Boston, MA  02205-9030

Overnight/Courier Service
Boston Financial Data Services, Inc.
Attn:  Credit Suisse Warburg Pincus Funds
66 Brooks Drive
Braintree, MA  02184

Internet Web Site
www.warburg.com

                           Buying Common Class Shares

Opening an Account                        Adding to an Account

By Check

o     Complete the New Account            o     Make your check payable to
      Application. For IRAs use the             Credit Suisse Warburg Pincus
      Universal IRA Application.                Funds.

o     Make your check payable to Credit   o     Write the account number and the
      Suisse Warburg Pincus Funds.              fund name on your check.

o     Mail to Credit Suisse Warburg       o     Mail to Credit Suisse Warburg
      Pincus Funds.                             Pincus Funds.

                                          o     Minimum amount is $100.

By Exchange

o     Call our Shareholder Service        o     Call our Shareholder Service
      Center to request an exchange. Be         Center to request an exchange.
      sure to read the current
      prospectus for the new fund. Also   o     Minimum amount is $250.
      please observe the minimum initial
      investment.                         o     If you do not have telephone
                                                privileges, mail or fax a letter
o     If you do not have telephone              of instruction signed by all
      privileges, mail or fax a letter          shareholders.
      of instruction signed by all
      shareholders.

By Wire

o     Complete and sign the New Account   o     Call our Shareholder Service
      Application. For IRAs use the             Center by 4 p.m. ET to inform us
      Universal IRA Application.                of the incoming wire. Please be
                                                sure to specify your name, the
o     Call our Shareholder Service              account number and the fund name
      Center and fax the signed New             on your wire advice.
      Account Application by 4 p.m. ET.
                                          o     Wire the money for receipt that
o     Shareholder Services will                 day.
      telephone you with your account
      number. Please be sure to specify   o     Your purchase will be effective
      your name, the account number and         at the next NAV calculated after
      the fund name on your wire advice.        we receive your order in proper
                                                form.
o     Wire your initial investment for
      receipt that day.                   o     Minimum amount is $500

o     Mail the original, signed
      application to Credit Suisse
      Warburg Pincus Funds.

By Automated Clearing House (ACH) Transfer

o     Cannot be used to open a new        o     Call our Shareholder Service
      account.                                  Center to request an ACH
                                                transfer from your bank.

                                          o     Your purchase will be effective
                                                at the next NAV calculated after
                                                we receive your order in proper
                                                form.

                                          o     Minimum amount is $50, subject
                                                to other minimum investment
                                                requirements.

                                          o     Requires ACH on Demand
                                                privileges.

                           Selling Common Class Shares

Selling Some or all of Your Shares        Can be Used For

By Mail

Write us a letter of instruction that
includes:

o     your name(s) and signature(s)       o     Accounts of any type.

o     the fund name and account number    o     Sales of any amount.

o     the dollar or share amount you      For IRAs please use the IRA
      want to sell                        Distribution Request Form.

o     how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").

Mail the materials to Credit Suisse
Warburg Pincus Funds.

If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center.

By Exchange

o     Call our Shareholder Service        o     Accounts with telephone
      Center to request an exchange. Be         privileges.
      sure to read the current
      prospectus for the new fund. Also   If you do not have telephone
      please observe the minimum initial  privileges, mail or fax a letter of
      investment.                         instruction signed by all shareholders
                                          to exchange shares.

By Phone

Call our Shareholder Service Center to    o     Non-IRA accounts with telephone
request a redemption. You can receive           privileges.
the proceeds as:

o     a check mailed to the address of
      record ($100 minimum)

o     an ACH transfer to your bank ($50
      minimum)

o     a wire to your bank ($500 minimum)

See "By Wire or ACH Transfer" for details.

By Wire or ACH Transfer

o     Complete the "Wire Instructions"    o     Non-IRA accounts with
      or "ACH on Demand" section of your        wire-redemption or ACH on Demand
      New Account Application.                  privileges.

o     For federal-funds wires, proceeds   o     Requests by phone or mail.
      will be wired on the next business
      day. For ACH transfers, proceeds
      will be delivered within two
      business days.

Selling Common Class Shares in Writing

Some circumstances require a written sell order, along with a signature guarantee. These include:

o     accounts whose address of record has been changed within the past 30 days

o     redemptions in certain large amounts (other than by exchange)

o     requests to send the proceeds to a different payee or address

o shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

Recently Purchased Common Class Shares

For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

Low-Balance Accounts of Common Class Shares

If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

o     Minimum to Keep an Account Open:                      $2,000

                      3. Advisor Class and Class D Shares.

Advisor Class shares may be purchased through certain eligible institutions and financial services firms. Class D shares are offered exclusively to employees of CSFB and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. CSFB employees should contact the CSFB Hotline at 1-800-588-6200 to learn how to purchase Class D shares.

OTHER SHAREHOLDER INFORMATION
Classes of Shares and Sales Charges

The Credit Suisse Warburg Pincus Funds, except the Money Funds, offer Class A shares, Class B shares, Class C shares and Common Class shares to the general public. The Advisor Class shares of the Credit Suisse Warburg Pincus Value Fund are available for purchase through certain eligible institutions and financial services firms. Class D shares are offered exclusively to employees of CSFB and its subsidiaries who are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. Class D shares are only offered by the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Technology Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus High Income Fund and the Credit Suisse Warburg Pincus International Equity II Fund. Shares held in each Fund are normally entitled to one vote (with proportional voting for fractional shares) for all purposes.

Each class is identical in all respects except that each class bears different distribution service fees (except for Class D shares, which are not subject to any distribution service fees and are offered only to a limited group of investors). Each class has different exchange privileges and only Class B shares have a conversion feature. Class A, Class B, Class C, Common Class and Advisor Class shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

Class A Shares

[side bar]
Offering Price:

The offering price for Class A shares (with a sales charge) is NAV plus the applicable sales charge (unless you are entitled to a waiver).

[end side bar]

The offering price for Class A shares of the Funds is the net asset value plus the applicable sales charge from the schedule below:

                          INITIAL SALES CHARGE-CLASS A

               Credit Suisse Warburg Pincus Fixed Income Funds (1)

-------------------------------------------------------------------------------------------------------------
                                                                                 Commission to Dealer/Agent
Amount Purchased           As a % of Amount Invested  As a % of Offering Price   as a % of Offering Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000          4.99%                      4.75%                      4.25%
-------------------------------------------------------------------------------------------------------------
$50,000 to less than
  $100,000                 4.71%                      4.50%                      4.00%
-------------------------------------------------------------------------------------------------------------
$100,000 to less than
  $250,000                 3.63%                      3.50%                      3.25%
-------------------------------------------------------------------------------------------------------------
$250,000 to less than
  $500,000                 2.56%                      2.50%                      2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 to less than
  $1,000,000               2.04%                      2.00%                      1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more         0                          0                          1.00%*
-------------------------------------------------------------------------------------------------------------

                  Credit Suisse Warburg Pincus Equity Funds (2)

-------------------------------------------------------------------------------------------------------------
                                                                                 Commission to Dealer/Agent
Amount Purchased           As a % of Amount Invested  As a % of Offering Price   as a % of Offering Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000          6.10%                      5.75%                      5.00%
-------------------------------------------------------------------------------------------------------------
$50,000 to less than
  $100,000                 4.99%                      4.75%                      4.00%
-------------------------------------------------------------------------------------------------------------
$100,000 to less than
  $250,000                 3.90%                      3.75%                      3.00%
-------------------------------------------------------------------------------------------------------------
$250,000 to less than
  $500,000                 2.56%                      2.50%                      2.00%
-------------------------------------------------------------------------------------------------------------
$500,000 to less than
  $1,000,000               2.04%                      2.00%                      1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more         0                          0                          1.00%*
-------------------------------------------------------------------------------------------------------------

(1) The Credit Suisse Warburg Pincus Fixed Income Funds include the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus High Income Fund.

(2) The Credit Suisse Warburg Pincus Equity Funds include the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Strategic Growth Fund, the Credit Suisse Warburg Pincus Technology Fund, the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund.

*On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below). The Distributor may pay the dealer a fee of up to 1% as follows: 1% on purchases up to and including $3 million, .50% on the next $47 million, .25% on purchase amounts over $50 million. In addition, Class A shares issued upon conversion of Class B shares of the Funds are not subject to an initial sales charge.

From time to time, the Distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares.

In addition, investors may be charged a fee by a securities dealer if they effect transactions through a broker or agent.

The initial sales charge is waived for the following shareholders or transactions:

(1) investment advisory clients of the Adviser;

(2) officers, Trustees and retired Trustees of the Funds, directors or trustees of other investment companies managed by the Adviser, officers, directors and full-time employees of the Adviser and of its wholly-owned subsidiaries or parent entities ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds);

(3) certain employee benefit plans for employees of the Advisers and Related Entities;

(4) full-time employees of the Funds' Transfer Agent or an entity that provides distribution to the Funds, an agent or broker of a dealer that has a sales agreement with the Distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds);

(5) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services;

(6) shareholders who received shares in the Credit Suisse Warburg Pincus Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares;

(7) shares purchased for 401(k) Plans, 403(b) Plans and 457 Plans; and employee benefit plans sponsored by an employer; non-U.S. nationalized pension plans; and

(8) Class B shares which are automatically converted to Class A shares.

Reduced sales charges are available to participants in the following programs:

Letter of Intent. By initially investing at least $1,000 and submitting a Letter of Intent to the Funds' Distributor or Transfer Agent, you may purchase shares of a Credit Suisse Warburg Pincus Fund over a 13-month period at the reduced sales charge, which applies, to the aggregate amount of the intended purchases stated in the Letter. The Letter only applies to purchases made up to 90 days before the date of the Letter.

Right of Accumulation. For investors who already have an account with the Funds, reduced sales charges based upon the Funds' sales charge schedules are applicable to subsequent purchases. The sales charge on each additional purchase is determined by adding the current net asset value of the shares the investor currently owns to the amount being invested. The Right of Accumulation is illustrated by the following example: If a previous purchase currently valued in the amount of $50,000 had been made subject to a sales charge and the shares are still held, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

The reduced sales charge is applicable only to current purchases. It is the investor's responsibility to notify the Transfer Agent at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

Concurrent Purchases. To qualify for a reduced sales charge, you may combine concurrent purchases of shares purchased in any Credit Suisse Warburg Pincus Fund. For example, if the investor concurrently invests $25,000 in one Fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the investor must notify the Distributor or Transfer Agent prior to his or her purchase.

Combined Purchase Privilege. By combining the investor's holdings of shares in any Credit Suisse Warburg Pincus Fund, the investor can reduce the initial sales charges on any additional purchases of Class A shares. The investor may also use these combinations under a Letter of Intent. This allows the investor to make purchases over a 13-month period and qualify the entire purchase for a reduction in initial sales charges on Class A shares. A combined purchase of $1,000,000 or more may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. See "Other Shareholder Information -- Class A Limited CDSC."

Reinstatement Privilege. The Reinstatement Privilege permits shareholders to reinvest the proceeds provided by a redemption of a Fund's Class A shares within 120 days from the date of redemption without an initial sales charge. It is the investor's responsibility to notify the Transfer Agent prior to his or her purchase in order to exercise the Reinstatement Privilege. In addition, a CDSC paid to the Distributor will be eligible for reimbursement at the current net asset value of the applicable Fund if a shareholder reinstates his Fund account holdings within 120 days from the date of redemption.

Class B Shares

You may choose to purchase Class B shares at the Fund's net asset value although such shares may be subject to a CDSC when you redeem your investment. The CDSC does not apply to investments held for more than four years or shares received pursuant to dividend reinvestment.

Where the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table on this page. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.

[sidebar]

Year after Purchase    CDSC Percentage
         1st                  4%
         2nd                  3%
         3rd                  2%
         4th                  1%
    After 4th year           None
[end sidebar]

The CDSC on Class B shares will be waived for the following shareholders or transactions:

(1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

(3) redemptions made pursuant to a Credit Suisse Warburg Pincus Fund's systematic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect systematic withdrawals on a semi-annual or annual basis are not eligible for the waiver; and

(4) liquidations, distributions or loans from the following types of retirement plan accounts:

o     Section 401(k) retirement Plans;

o     Section 403(b) Plans; or

o     Section 457 Plans; and

(5) A total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2, which are permitted without penalty pursuant to the Internal Revenue Code.

Redemptions effected by the Funds pursuant to their right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC. In addition, Class B shares held for eight years after purchase will be automatically converted in Class A shares and accordingly will no longer be subject to the CSDC.

Class A Limited CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the Funds upon certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above (i.e., purchases of $1,000,000 or more).

The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of:

o the net asset value at the time of purchase of the Class A shares being redeemed; or

o     the net asset value of such Class A shares at the time of redemption.

For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged, and in the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to a Credit Suisse Warburg Pincus Fund's systematic withdrawal plan under the same circumstances as outlined in item (3) above related to the waiver of the CDSC on Class B shares.

Class C Shares

You may choose to purchase Class C shares at the Fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Warburg Pincus Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be waived under the circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are subject to a distribution fee of 1.00% of average daily net assets.

Class D Shares

Class D shares are offered only to employees of CSFB and its subsidiaries who are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. Class D shares are not subject to any sales charges or distribution fees. CSFB employees should contact the CSFB 401(k) Hotline at 1-800-588-6200 to learn how to purchase Class D shares.

Common Class Shares

You may choose to purchase Common Class shares at the Fund's net asset value. Common Class shares are not subject to any initial or contingent deferred sales charge, but there is a distribution fee of .25% of average daily net assets.

Advisor Class Shares

Advisor Class shares of the Credit Suisse Warburg Pincus Value Fund are available for purchase through certain institutions and financial services firms and are not available to individual investors directly. These shares will be offered without a front end sales load or a contingent deferred sales charge but will be charged a shareholder service fee payable at an annual rate of up to
 .25%, and a distribution and/or administrative services fee payable at an annual rate of up to .50% of the average daily net assets of such class. The aggregate distribution and/or shareholder services fee payable by the Advisor Class may not exceed .75% of the average daily net assets relating to that class. The
Board of Trustees is currently limiting the amount payable to .50 of 1% of the average daily net assets relating to that class. Payments may be made to an institution directly out of assets of the Fund attributable to the class or by the Distributor on the Fund's behalf. The Distributor, the Adviser or their affiliates may make additional payments to institutions for providing distribution, administrative, accounting and/or other services with respect to Advisor Class shares. Under certain circumstances, the Fund, on behalf of the Series, may reimburse a portion of these payments.

ADDITIONAL SHAREHOLDER SERVICES

Exchange Privilege. You may exchange shares of a Fund for shares offered under the same class of another Credit Suisse Warburg Pincus Fund or for shares of the Money Funds. Class A shares may also be exchanged for Common Class shares of another Credit Suisse Warburg Pincus Fund. After about July 1, 2001, Common Class shares of Credit Suisse Warburg Pincus Funds may be exchanged for Common Class shares of funds in the Warburg, Pincus family of funds (and vice versa). Shareholders whose initial investment was directly into a Money Fund may exchange such shares for either Class A, Class B, Class C, or Common Class of another Credit Suisse Warburg Pincus Fund. Shares of each Money Fund purchased pursuant to the Credit Suisse Warburg Pincus Funds' exchange privilege will be eligible for exchange into another Credit Suisse Warburg Pincus Fund provided that the exchange is directed into the same class of shares upon which the initial investment was made. Shareholders whose initial investment was invested directly into a Money Fund will, upon an exchange request, automatically be exchanged into Class A shares of the requested Fund (unless otherwise indicated on the purchase application or by written notice).

You should be aware that for federal income tax purposes an exchange is treated as a sale and a purchase of shares which may result in recognition of a gain or loss.

The following privileges are provided by the Transfer Agent and do not apply to Class D or Advisor Class shares:

Automatic Monthly Investment Plan. You may elect on the Application to make additional investments in a Fund automatically by authorizing Credit Suisse Warburg Pincus to withdraw funds from your bank or other cash account and purchase additional shares with those funds. You select the date (either the 10th, 15th or 20th of each month) and amount (subject to a minimum of $25 for Class A, Class B or Class C shares or $50 for Common Class shares). The plan may be terminated at any time without penalty by you or the Fund.

Automatic Exchange Plan. You may authorize the Credit Suisse Warburg Pincus Funds in advance to exchange a set dollar amount of shares in one Fund for shares of the same class of another Fund or for shares of the Money Funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum exchange amount under the Automatic Exchange Plan is $50. These exchanges are subject to the terms of the Exchange Privilege described above. This service is not available for Common Class shares.

Dividend Direction Option. Any Class A, Class B or Class C shareholder may elect on the Application to have his or her dividends paid to another individual. All shareholders may elect to have his or her dividends directed for reinvestment within the same class of another Fund provided that an existing account in such other Fund is maintained by the shareholder.

Systematic Withdrawal Plan. Any Class A, Class B or Class C shareholder who owns or purchases shares of a Fund having a current net asset value of at least $10,000 may establish a Systematic Withdrawal Plan under which the shareholder or a third party will receive payment by check in a stated amount of not less than $50 on a monthly, quarterly, semi-annual or annual basis. A CDSC which may otherwise be imposed on a redemption will be waived in connection with redemptions made pursuant to Credit Suisse Warburg Pincus Funds' Systematic Withdrawal Plan up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestment) not to exceed 12% over any 12 month rolling period. Systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver. Common Class shareholders have available the Automatic Withdrawal Plan for making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

Checkwriting Privileges. Shareholders of the Money Funds may redeem shares by writing checks of at least $100 against their account balance. Investments in the Money Funds will continue to earn dividends until a shareholder's check is presented to the Money Funds for payment. Checks will be returned by the Transfer Agent if there are insufficient shares to meet the withdrawal amount.

You should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written. There is currently no charge to shareholders for checkwriting, but the Money Funds reserve the right to impose a charge in the future. The Money Funds may modify, suspend or terminate checkwriting privileges at any time upon notice to shareholders and will terminate checkwriting privileges without notice for accounts whose assets are exchanged completely out of the Money Funds. In addition, Boston Safe Deposit & Trust., as agent for the Transfer Agent in processing redemptions via the checkwriting privilege, reserves the right to terminate checkwriting privileges at any time without notice to you. Checkwriting privileges are not available for accounts subject to a CDSC.

SaveMyMoney Program. Available to Common Class shareholders of certain Funds, SaveMyMoney(SM) is a low minimum, automatic investing program that makes it easy to build a mutual fund portfolio. For an initial investment of $250 along with a minimum $50 monthly investment, you can invest in Common Class shares. The SaveMyMoney Program will automatically transfer the monthly investment amount you designate from your bank account.

Retirement Plans. Credit Suisse Warburg Pincus Funds offer a range of qualified retirement plans including Traditional, Educational and Roth IRAs, SEPs, SIMPLE plans and other pension and profit sharing plans. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. To transfer your IRA to Credit Suisse Warburg Pincus, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation. For more information you should write or telephone the Transfer Agent at 1-800-225-8011. For a more detailed explanation of the retirement plans offered by the Funds, see each Fund's Statement of Additional Information.

Transfers/Gifts to Minors. Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

Additional information concerning shareholder services is available by contacting the Funds at the address or telephone number listed on the last page of this Prospectus.

THE FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THESE FUNDS IF YOU ARE A MARKET-TIMER. THE FUNDS RESERVE THE RIGHT TO IMPOSE SHORT-TERM REDEMPTION FEES TO DISCOURAGE MARKET-TIMING IN THE FUNDS.

DISTRIBUTION CHARGES

Each Fund has adopted 12b-1 Plans pursuant to the rules of the 1940 Act. These plans allow each Fund to collect distribution and service fees for the sale and servicing of the individual classes of each Fund's shares. Since these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges. Effective as of August 1, 2000, the limitation on annual distribution and service fees for Class A shares of the Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Value Fund, Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Fixed Income II Fund and Credit Suisse Warburg Pincus Municipal Trust Fund was reduced from 0.30% to 0.25%. Effective as of the date of this Prospectus, the limitation on annual distribution and service fees for the Advisor Class of the Credit Suisse Warburg Pincus Value Fund has been reduced from 0.75% to 0.50%. The Funds do not pay any of the expenses for distributing Class D shares.

[side bar]
Distribution and Service Fees:
Distribution and service fees are used to pay the Distributor to promote the sale of shares and the servicing of accounts of each Fund.

The expenses incurred by the Distributor under the 12b-1 Plans include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the Distributor's employees or employees of the Distributor's affiliates for their distribution assistance.

Distribution fees also allow the Distributor to compensate broker/dealers or other persons or entities for providing distribution assistance, as well as financial intermediaries for providing administrative and accounting services for their account holders. In addition to commissions and maintenance fees paid to broker/dealers the Distributor may from time to time pay additional compensation to broker/dealers in connection with the sale of shares. Such additional amounts may be utilized to provide additional compensation to registered representatives of such broker/dealers who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such broker/dealers may elect to receive cash incentives of equivalent amounts in lieu of such payments.

[end side bar]

DIVIDEND AND DISTRIBUTION INFORMATION

Dividends are declared daily and paid monthly to shareholders of the Money Funds, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus High Income Fund from net investment income. Dividends are paid to shareholders of the Credit Suisse Warburg Pincus Value Fund quarterly, if net investment income has been earned, and to shareholders of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Strategic Growth Fund, the Credit Suisse Warburg Pincus Technology Fund and the International Funds once a year. Capital gains earned in any of the Funds are normally distributed to shareholders once a year. For purposes of this calculation, net investment income consists of all accrued interest and dividend income on Fund assets less the Fund expenses applicable to that dividend period.

For your convenience, dividends and capital gains are automatically reinvested in your Fund. If you ask us to pay the distributions in cash, the Fund will send you a check instead of purchasing more shares of your Fund. You will receive a confirmation that shows the payment amount and a summary of all transactions. Checks are normally mailed within five business days of the payment date.

TAXES

As with any investment, you should consider how your investment in the Funds will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax consequences. For federal income tax purposes, a Fund's income and short-term capital gain distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as long-term capital gains. Your distributions may also be subject to state and local income taxes. The distributions are taxable when they are paid, whether you receive them in cash or participate in the dividend reinvestment program. Each January, your Fund will mail you a form indicating the federal tax status of your dividend and capital gain distributions. For individuals, long-term capital gains are generally subject to a maximum tax rate of 20%. If you hold shares in a tax-deferred retirement account, your distributions will be taxed when you receive a distribution from your tax-deferred account.

Distributions to shareholders of tax-exempt interest income earned by the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus Municipal Money Fund are not subject to federal income tax if, at the close of each quarter of each Fund's taxable year, at least 50% of the value of each Fund's total assets consists of tax-exempt obligations. Both Funds intend to meet this requirement. Because the Credit Suisse Warburg Pincus Municipal Trust Fund and Credit Suisse Warburg Pincus Municipal Money Fund can invest in taxable municipal bonds and other taxable securities as well as tax-exempt municipal bonds, the portion of their dividends exempt from or subject to regular federal income taxes cannot be predicted. In addition, these distributions may also be subject to state and local taxes.

If you are subject to the AMT, you should be aware that a portion of the distributions out of tax-exempt interest earned by the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus Municipal Money Fund may be taxable.

When you redeem your shares, the tax treatment of any gains or losses may be affected by the length of time for which you hold your shares.

As a shareholder, you must provide your Fund with a correct taxpayer identification number (generally your Social Security number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require your Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires your Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the Statement of Additional Information for your Fund for more information on the tax consequences of your investment. You should also consult your own tax adviser for further information.

[side bar]
The Taxpayer Relief Act of 1997:

The Taxpayer Relief Act of 1997 made certain changes to capital gains tax rates. Under this law, certain taxpayers will pay a lower tax rate when it comes to capital gains.

The Fund will provide information relating to the portion of any Fund distribution that is eligible for the reduced capital gains tax rate.

[end side bar]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand your Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations.) Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent auditors, whose unqualified reports, along with the Funds' financial statements, are included in the Statements of Additional Information, which are available upon request. Additional information about the performance of the Funds is contained in each Fund's annual report to shareholders, which may be obtained without charge. Prior to February 28, 1996, the Credit Suisse Warburg Pincus Capital Funds offered only a single class of shares. Accordingly, the data presented below with respect to Class A shares of the Credit Suisse Warburg Pincus Capital Funds for periods prior to such date have been obtained from the financial statements for the Credit Suisse Warburg Pincus Capital Funds' sole class of shares outstanding during such prior fiscal years. Also, Class R shares of the Fund are now designated Common Class.

                          Net Asset                        Net Realized                      Dividends
                            Value              Net        and Unrealized     Total from       from Net       Distributions
                          Beginning        Investment     Gains/(Losses)     Investment      Investment       from Capital
                          of Period       Income/(Loss)    on Securities     Operations        Income             Gains
                          ---------       -------------    -------------     ----------      ----------      -------------
CREDIT SUISSE WARBURG
PINCUS BLUE CHIP FUND
CLASS A
Year Ended October
31, 2000                    $21.27            $(0.04)*         $2.92            $2.88           $  --             $(1.61)
Year Ended October
31, 1999                     16.52            (0.03)*           5.04             5.01              --             (0.26)
Year Ended October
31, 1998                     14.56            (0.00)* +         2.88             2.88           (0.02)            (0.90)
Year Ended October
31, 1997                     12.69             0.03             3.07             3.10           (0.05)            (1.18)
Year Ended October
31, 1996                     11.35             0.05             2.11             2.16           (0.04)            (0.78)
CLASS B
Year Ended October
31, 2000                     20.75            (0.20)*           2.85             2.65              --             (1.61)

                          Net Asset                        Net Realized                      Dividends
                            Value              Net        and Unrealized     Total from       from Net       Distributions
                          Beginning        Investment     Gains/(Losses)     Investment      Investment       from Capital
                          of Period       Income/(Loss)    on Securities     Operations        Income             Gains
                          ---------       -------------    -------------     ----------      ----------      -------------
Year Ended October
31, 1999                     16.25            (0.17)*           4.93             4.76              --             (0.26)
Year Ended October
31, 1998                     14.41            (0.12)*           2.86             2.74              --             (0.90)
Year Ended October
31, 1997                     12.63            (0.03)            3.02             2.99           (0.03)            (1.18)
Year Ended October
31, 1996+                    11.88            (0.01)            0.76             0.75              --                --
CLASS C
Year Ended October
31, 2000++++                 20.01            (0.17)*           1.95             1.78              --                --
CLASS D
Year Ended October
31, 2000                     21.27             0.02*            2.92             2.94              --             (1.61)
Year Ended October
31, 1999++                   20.29             0.01*            0.97             0.98              --                --
COMMON CLASS
Year Ended October
31, 2000++++++               22.55            (0.02)*           0.02               --              --                --
---------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG
PINCUS VALUE FUND
CLASS A
Year Ended October
31, 2000                    $23.49            $0.16*            0.16             0.32           (0.12)            (0.69)
Year Ended October
31, 1999                     22.60             0.12*            2.87             2.99           (0.09)            (2.01)
Year Ended October
31, 1998                     20.09             0.20*            3.51             3.71           (0.17)            (1.03)
Year Ended October
31, 1997                     17.18             0.21             4.59             4.80           (0.21)            (1.68)
Year Ended October
31, 1996                     14.57             0.27             2.93             3.20           (0.24)            (0.35)
CLASS B
Year Ended October
31, 2000                     23.37               --*+           0.38             0.38              --             (0.69)
Year Ended October
31, 1999                     22.55            (0.04)*           2.88             2.84           (0.01)            (2.01)
Year Ended October
31, 1998                     20.06             0.04*            3.50             3.54           (0.02)            (1.03)
Year Ended October
31, 1997                     17.15             0.08             4.58             4.66           (0.07)            (1.68)
Year Ended October
31, 1996+                    16.05             0.14             1.11             1.25           (0.15)               --
CLASS C
Year Ended October
31, 2000++++                 20.87            (0.01)*           3.50             3.49           (0.03)               --
CLASS D
Year Ended October
31, 2000                     23.50             0.23*            0.04             0.27           (0.18)            (0.69)

                          Net Asset                        Net Realized                      Dividends
                            Value              Net        and Unrealized     Total from       from Net       Distributions
                          Beginning        Investment     Gains/(Losses)     Investment      Investment       from Capital
                          of Period       Income/(Loss)    on Securities     Operations        Income             Gains
                          ---------       -------------    -------------     ----------      ----------      -------------
Year Ended October
31, 1999+++                  23.73             0.10*           (0.26)           (0.16)          (0.07)               --
COMMON CLASS
Year Ended
October 31, 2000+++++        22.44             0.02*            2.13             2.15           (0.04)               --
---------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG
PINCUS SMALL COMPANY
VALUE FUND
CLASS A
Year Ended October
31, 2000                     20.52             0.06*            4.05             4.11           (0.04)            (2.05)
Year Ended October
31, 1999                     19.54             0.06*            1.01             1.07           (0.07)            (0.02)
Year Ended October
31, 1998                     23.34             0.07*           (2.55)           (2.48)          (0.06)            (1.26)
Year Ended October
31, 1997                     18.41             0.07             5.66             5.73           (0.08)            (0.72)
Year Ended October
31, 1996                     16.61             0.09             2.16             2.25           (0.04)            (0.41)
CLASS B
Year Ended October
31, 2000                     20.13            (0.09)*           3.96             3.87              --             (2.05)
Year Ended
October
31, 1999                     19.23            (0.14)*           1.06             0.92              --             (0.02)
Year Ended October
31, 1998                     23.12            (0.09)*          (2.55)           (2.64)             --             (1.25)
Year Ended October
31, 1997                     18.34            (0.02)            5.57             5.55           (0.05)            (0.72)
Year Ended October
31, 1996+                    17.41            (0.02)            0.95             0.93              --                --
CLASS C
Year Ended October
31, 2000++++                 17.96            (0.07)*           4.05             3.98              --                --
COMMON CLASS
Year Ended October
31, 2000+++++                21.35             0.02*            1.25             1.27              --                --
---------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG
PINCUS STRATEGIC
GROWTH FUND
COMMON CLASS
Year Ended October
31, 2000++++++               10.00            (0.05)*           0.99             0.94              --                --
CLASS A
Year Ended October
31, 2000+++++++              11.07            (0.02)*          (0.12)           (0.14)             --                --
CLASS B
Year Ended October
31, 2000+++++++              11.07            (0.04)*          (0.10)           (0.14)             --                --

                          Net Asset                        Net Realized                      Dividends
                            Value              Net        and Unrealized     Total from       from Net       Distributions
                          Beginning        Investment     Gains/(Losses)     Investment      Investment       from Capital
                          of Period       Income/(Loss)    on Securities     Operations        Income             Gains
                          ---------       -------------    -------------     ----------      ----------      -------------
CLASS C
Year Ended October
31, 2000+++++++              11.07            (0.04)*          (0.10)           (0.14)             --                --
---------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG
PINCUS TECHNOLOGY FUND
COMMON CLASS
Year Ended October
31, 2000++++++               10.00            (0.14)*           2.93             2.79              --                --
CLASS A
Year Ended October
31, 2000+++++++              13.30            (0.04)*          (0.47)           (0.51)             --                --
CLASS B
Year Ended October
31, 2000+++++++
CLASS C                      13.30            (0.07)*          (0.46)           (0.53)             --                --
Year Ended October
31, 2000+++++++              13.30            (0.06)*          (0.47)           (0.53)             --                --
CLASS D
Year Ended October
31, 2000++++++++             15.79            (0.02)*          (2.98)           (3.00)             --                --
---------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG
PINCUS FIXED
INCOME II FUND
CLASS A
Year Ended October
31, 2000                      9.83             0.52            (0.02)            0.50           (0.52)               --
Year Ended October
31, 1999                     10.46             0.50            (0.53)           (0.03)          (0.50)            (0.10)
Year Ended October
31, 1998                     10.16             0.53             0.30             0.83           (0.53)               --
Year Ended October
31, 1997                     10.07             0.58             0.09             0.67           (0.58)               --
Year Ended October
31. 1996                     10.22             0.58            (0.15)            0.43           (0.58)               --
CLASS B
Year Ended October
31, 2000                      9.83             0.45            (0.02)            0.43           (0.45)               --
Year Ended October
31, 1999                     10.46             0.43            (0.53)           (0.10)          (0.43)            (0.10)
Year Ended October
31, 1998                     10.16             0.46             0.30             0.76           (0.46)               --
Year Ended October
31, 1997                     10.07             0.50             0.09             0.59           (0.50)               --
Year Ended
October 31,1996+             10.22             0.34            (0.15)            0.19           (0.34)               --

                          Net Asset                        Net Realized                      Dividends
                            Value              Net        and Unrealized     Total from       from Net       Distributions
                          Beginning        Investment     Gains/(Losses)     Investment      Investment       from Capital
                          of Period       Income/(Loss)    on Securities     Operations        Income             Gains
                          ---------       -------------    -------------     ----------      ----------      -------------
CLASS C
Year Ended October
31, 2000++++                  9.69             0.25             0.12             0.37           (0.25)               --
CLASS D
Year Ended October
31, 2000                      9.83             0.55            (0.02)            0.53           (0.55)               --
Year Ended October
31, 1999+++                  10.09             0.26            (0.26)              --           (0.26)               --
COMMON CLASS
Year Ended October
31, 2000+++++                 9.71             0.14             0.10             0.24           (0.14)               --
---------------------------------------------------------------------------------------------------------------------------

+ For the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1996.

++ For the period May 13,1999 (commencement of offering of Class D shares) to October 31, 1999.

+++ For the period April 30, 1999 (commencement of offering of Class D shares) to October 31, 1999.

++++ For the period February 28, 2000 (commencement of offering of Class C shares) to October 31, 2000.

+++++ For the period August 1, 2000 (commencement of offering of Common Class shares by all Funds except Credit Suisse Warburg Pincus Strategic Growth Fund and Credit Suisse Warburg Pincus Technology
             Fund) to October 31, 2000.

++++++ For the period November 18, 1999 (commencement of operations) to October 31, 2000.

+++++++ For the period August 1, 2000 (the commencement of offering of Class A, Class B and Class C shares by the Credit Suisse Warburg Pincus Strategic Growth Fund and Credit Suisse Warburg Pincus Technology Fund) to October 31, 2000.

++++++++ For the period September 1, 2000 (the commencement of offering of Class D shares) to October 31, 2000.

*     Based on average shares outstanding.

** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestments of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. An initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

+     Rounds to less than $0.01.

                                                                                    Ratio of Net
                                                                     Ratio of     Investment Income
                     Net Asset                   Net Assets End     Expenses to        (Loss)
     Total          Value End of      Total        of Period        Average Net     to Average Net      Portfolio
 Distributions        Period         Return**    (000 omitted)       Assets (2)       Assets (2)       Turnover Rate
----------------------------------------------------------------------------------------------------------------------
    $(1.61)            $22.54          14.39%       $159,945            1.14%           (0.19)%             26.0%
     (0.26)             21.27          30.77         135,677            1.23            (0.16)              34.7
     (0.92)             16.52          21.00          97,078            1.29            (0.02)              21.0
     (1.23)             14.56          26.48          82,926            1.36             0.21               41.1
     (0.82)             12.69          20.32          68,096            1.48             0.47               60.6

     (1.61)             21.79          13.58          50,233            1.85            (0.91)              26.0
     (0.26)             20.75          29.73          32,783            1.93            (0.86)              34.7
     (0.90)             16.25          20.20          17,438            1.99            (0.72)              21.0
     (1.21)             14.41          25.66          10,378            2.06            (0.51)              41.1
        --              12.63           6.40           3,177            2.17(1)         (0.34)(1)           60.6

        --              21.79           8.90           4,412            1.32            (0.91)              26.0

     (1.61)             22.60          14.69          23,029            0.85             0.07               26.0
        --              21.27           4.83           4,839            1.17(1)          0.07(1)            34.7

        --              22.55           0.00           1,002            0.27            (0.11)              26.0
----------------------------------------------------------------------------------------------------------------------
     (0.81)             24.62           8.44         162,871            1.08             0.71               55.4
     (2.10)             23.49          14.37         174,213            1.11             0.52               24.5
     (1.20)             22.60          19.14         163,936            1.13             0.92               32.7
     (1.89)             20.09          30.53         145,586            1.22             1.15               19.8
     (0.59)             17.18          22.60         113,803            1.36             1.68               44.0

     (0.69)             24.44           7.66          41,194            1.80            (0.01)              55.4
     (2.02)             23.37          13.66          41,144            1.81            (0.18)              24.5
     (1.05)             22.55          18.29          33,325            1.83             0.22               32.7
     (1.75)             20.06          29.59          19,664            1.92             0.39               19.8
     (0.15)             17.15           7.67           6,545            1.99(1)          1.06(l)            44.0

     (0.03)             24.39          17.02             496            1.28            (0.03)              55.4

     (0.87)             24.64           8.75          46,708            0.80             1.00               55.4
     (0.07)             23.50          (0.67)         48,152            0.97(1)          0.99(1)            24.5

     (0.04)             24.63           9.96              96            0.43             0.07               55.4
----------------------------------------------------------------------------------------------------------------------
     (2.09)             22.54          21.69         188,501            1.39             0.28               41.6
     (0.09)             20.52           5.47         188,192            1.37             0.33               29.6
     (1.32)             19.54         (11.20)        237,873            1.29             0.30               41.5
     (0.80)             23.34          32.48         283,001            1.35             0.37               21.1
     (0.45)             18.41          13.80         227,716            1.47             0.48               35.1

     (2.05)             21.95          20.80          17,255            2.10            (0.43)              41.6
     (0.02)             20.13           4.75          19,257            2.07            (0.71)              29.6
     (1.25)             19.23         (11.98)         22,284            1.99            (0.40)              41.5
     (0.77)             23.12          31.55          18,395            2.05            (0.32)              21.1
        --              18.34           5.28           6,305            2.15(1)         (0.34)(1)           35.1

        --              21.94          22.16             220            1.42            (0.33)              41.6

                                                                                    Ratio of Net
                                                                     Ratio of     Investment Income
                     Net Asset                   Net Assets End     Expenses to        (Loss)
     Total          Value End of      Total        of Period        Average Net     to Average Net      Portfolio
 Distributions        Period         Return**    (000 omitted)       Assets (2)       Assets (2)       Turnover Rate
----------------------------------------------------------------------------------------------------------------------

        --              22.62           5.95             105            0.34             0.09               41.6
----------------------------------------------------------------------------------------------------------------------
        --              10.94           9.40           8,263            1.13            (0.43)              21.4

        --              10.93          (1.26)            100            0.30            (0.17)              21.4

        --              10.93          (1.26)            359            0.48            (0.34)              21.4

        --              10.93          (1.26)             38            0.48            (0.35)              21.4
----------------------------------------------------------------------------------------------------------------------
        --              12.79          27.90          28,726            1.31            (1.03)              14.2

        --              12.79          (3.83)          2,913            0.35            (0.29)              14.2

        --              12.77          (3.98)          1,277            0.53            (0.47)              14.2

        --              12.77          (3.98)            479            0.54            (0.48)              14.2

        --              12.79         (19.00)          3,292            0.18            (0.15)              14.2
----------------------------------------------------------------------------------------------------------------------
     (0.52)              9.81           5.31          34,951            0.99             5.38               84.2

     (0.60)              9.83          (0.26)         43,060            1.00             4.91               84.3
     (0.53)             10.46           8.46          47,834            1.00             5.24              114.0
     (0.58)             10.16           6.84          54,755            1.00             5.74              119.3
     (0.58)             10.07           4.34          56,388            1.00             5.72               90.2

     (0.45)              9.81           4.57           3,256            1.70             4.67               84.2
     (0.53)              9.83          (0.97)          4,471            1.70             4.21               84.3

     (0.46)             10.46           7.71           5,849            1.70             4.50              114.0
     (0.50)             10.16           6.10           3,375            1.70             4.99              119.3
     (0.34)             10.07           2.23           1,629            1.70(1)          5.03(1)            90.2

     (0.25)              9.81           3.86               0(3)         1.70(1)          4.08(1)            84.2

     (0.55)              9.81           5.62          95,471            0.70             5.67               84.2
     (0.26)              9.83           0.04         116,424            0.70(1)          6.30(1)            84.3

     (0.14)              9.81           2.44              22            0.99(1)          6.51(1)            84.2
----------------------------------------------------------------------------------------------------------------------

(1)   Annualized
(2)   See footnote (3) on page 75.
(3)   Amount rounds to less than $1,000.

                                                       Net
                                                       Realized                  Total
                                            Net        and            Contri-    from                   Distri-
                                Net Asset   Invest-    Unrealized     bution     invest-   Dividends    butions       Tax
                                Value       ment       Gains/         from       ment      from Net     from          Return
                                Beginning   Income/    (Losses) on    Sub-       Opera-    Investment   Capital       of
                                of Period   (Loss)     Securities     Advisor    tions     Income       Gains         Capital
-------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG
PINCUS MUNICIPAL TRUST FUND
CLASS A
Year Ended October
31, 2000                          10.05       0.39         0.12          --       0.51       (0.39)      (0.08)         --
Year Ended October
31, 1999                          10.53       0.38        (0.48)         --      (0.10)      (0.38)         --          --
Year Ended October
31, 1988                          10.29       0.38         0.24          --       0.62       (0.38)         --          --
Year Ended October
31, 1997                          10.01       0.45         0.28          --       0.73       (0.45)         --          --
Year Ended October
31, 1996                          10.06       0.43        (0.05)         --       0.38       (0.43)         --          --
CLASS B
Year Ended October
31, 2000                          10.05       0.32         0.12          --       0.44       (0.32)      (0.08)         --
Year Ended October
31, 1999                          10.53       0.31        (0.48)         --      (0.17)      (0.31)         --          --
Year Ended October
31, 1998                          10.29       0.32         0.24          --       0.56       (0.32)         --          --
Year Ended October
31, 1997                          10.01       0.37         0.28          --       0.65       (0.37)         --          --
Year Ended October
31, 1996+                         10.12       0.25        (0.11)         --       0.14       (0.25)         --          --
CLASS C
Year Ended October
31, 2000+++++                      9.88       0.19         0.17          --       0.36       (0.19)         --          --
COMMON CLASS
Year Ended October
31, 2000++++++                    10.04       0.10         0.05          --       0.15       (0.10)         --          --
-------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS
INTERNATIONAL EQUITY II FUND
CLASS A
Year Ended October
31, 2000                          14.00      (0.06)*      (0.11)         --      (0.17)         --       (1.78)         --
Year Ended October
31, 1999                          12.20      (0.06)*       2.56          --       2.50          --       (0.70)         --
Year Ended October
31, 1998                          11.42      (0.06)*       0.99          --       0.93       (0.06)      (0.09)         --
Year Ended October
31, 1997                          10.38      (0.07)*       1.11          --       1.04          --          --          --
Year Ended October
31, 1996                           9.58      (0.04)*       0.84          --       0.80          --          --          --
CLASS B
Year Ended October
31, 2000                          13.63      (0.16)*      (0.12)         --      (0.28)         --       (1.78)
Year Ended October
31, 1999                          11.98      (0.15)*       2.50          --       2.35          --       (0.70)         --

                                                       Net
                                                       Realized                  Total
                                            Net        and            Contri-    from                   Distri-
                                Net Asset   Invest-    Unrealized     bution     invest-   Dividends    butions       Tax
                                Value       ment       Gains/         from       ment      from Net     from          Return
                                Beginning   Income/    (Losses) on    Sub-       Opera-    Investment   Capital       of
                                of Period   (Loss)     Securities     Advisor    tions     Income       Gains         Capital
-------------------------------------------------------------------------------------------------------------------------------
Year Ended October
31, 1998                          11.24      (0.15)*       0.98          --       0.83          --       (0.09)         --
Year Ended October
31, 1997                          10.29      (0.15)*       1.10          --       0.95          --          --          --
Year Ended October
31, 1996                           9.57      (0.13)*       0.85          --       0.72          --          --          --
CLASS C
Year Ended October
31, 2000+++++                     13.35      (0.24)*      (1.52)         --      (1.76)         --          --          --
CLASS D
Year Ended October
31, 2000                          14.02       0.02*       (0.17)         --      (0.15)         --       (1.78)         --
Year Ended October
31, 1999+++                       12.69      (0.14)*       1.47          --       1.33          --          --          --
COMMON CLASS
Year Ended October
31, 2000++++++                    13.05      (0.11)*      (0.89)         --      (1.00)         --          --          --
-------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS
DEVELOPING MARKETS FUND
CLASS A
Year Ended October
31, 2000                           9.95      (0.08)*      (1.28)         --      (1.36)         --          --          --
Year Ended October
31, 1999                           7.14       0.03*        2.58        0.23       2.84       (0.01)         --       (0.02)
Year Ended October
31, 1998                           9.52       0.02*       (2.40)         --      (2.38)         --          --          --
Year Ended October
31, 1997                           9.96      (0.02)*      (0.40)         --      (0.42)         --       (0.02)         --
Year Ended October
31, 1996                           9.53      (0.01)*       0.44          --       0.43          --          --          --
CLASS B
Year Ended October
31, 2000                           9.66      (0.16)*      (1.22)         --      (1.38)         --          --          --
Year Ended October
31, 1999                           6.96      (0.03)*       2.50        0.23       2.70          --          --          --
Year Ended October
31, 1998                           9.36      (0.04)*      (2.36)         --      (2.40)         --          --          --
Year Ended October
31, 1997                           9.86      (0.19)*      (0.29)         --      (0.48)         --       (0.02)         --
Year Ended October
31, 1996                           9.52      (0.08)*       0.42          --       0.34          --          --          --
CLASS C
Year Ended October
31, 2000+++++                     12.35      (0.28)*      (3.81)         --      (4.09)         --          --          --

                                                       Net
                                                       Realized                  Total
                                            Net        and            Contri-    from                   Distri-
                                Net Asset   Invest-    Unrealized     bution     invest-   Dividends    butions       Tax
                                Value       ment       Gains/         from       ment      from Net     from          Return
                                Beginning   Income/    (Losses) on    Sub-       Opera-    Investment   Capital       of
                                of Period   (Loss)     Securities     Advisor    tions     Income       Gains         Capital
-------------------------------------------------------------------------------------------------------------------------------
COMMON CLASS
Year Ended October
31, 2000++++++                    10.54      (0.19)*      (1.76)         --      (1.95)         --          --          --
-------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG
PINCUS MUNICIPAL MONEY FUND
Year Ended October
31, 2000                           1.00      0.032           --          --      0.032      (0.032)         --          --
Year Ended
October
31, 1999                           1.00      0.023           --          --      0.023      (0.023)         --          --
Year Ended October
31, 1998                           1.00      0.027           --          --      0.027      (0.027)         --          --
Year Ended October
31, 1997**                         1.00      0.020           --          --      0.020      (0.020)         --          --
-------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG
PINCUS U.S. GOVERNMENT
MONEY FUND
Year Ended October
31, 2000                           1.00      0.053           --          --      0.053      (0.053)         --          --
Year Ended October
31, 1999                           1.00      0.042           --          --      0.042      (0.042)         --          --
Year Ended October
31, 1998                           1.00      0.047           --          --      0.047      (0.047)         --          --
Year Ended October
31, 1997**                         1.00      0.032           --          --      0.032      (0.032)         --          --
-------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG
PINCUS HIGH INCOME FUND
CLASS A
Year Ended October
31, 2000                           9.66       0.88        (0.86)         --       0.02       (0.88)      (0.07)         --
Year Ended October
31, 1999++                        10.00       0.56        (0.34)         --       0.22       (0.56)         --          --
CLASS B
Year Ended October
31, 2000                           9.66       0.81        (0.86)         --      (0.05)      (0.81)      (0.07)         --
Year Ended October
31, 1999++                        10.00       0.50        (0.34)         --       0.16       (0.50)         --          --
CLASS C
Year Ended October
31, 2000+++++                      9.57       0.53        (0.84)         --      (0.31)      (0.53)         --          --
CLASS D
Year Ended October
31, 2000                           9.65       0.90        (0.85)         --       0.05       (0.90)      (0.07)         --
Year Ended October
31, 1999++++                      10.23       0.41        (0.58)         --      (0.17)      (0.41)         --          --
COMMON CLASS
Year Ended October
31, 2000++++++                     9.21       0.21        (0.48)         --      (0.27)      (0.21)         --          --
-------------------------------------------------------------------------------------------------------------------------------

*         Based on average shares outstanding.

** Commencement of operations for the Credit Suisse Warburg Pincus Municipal Money Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund was February 24, 1997.

+ For the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1996.

++ Commencement of operations for the Credit Suisse Warburg Pincus High Income Fund was March 8, 1999.

+++ For the period May 17,1999 (commencement of offering of Class D shares) to October 31, 1999.

++++ For the period May 13, 1999 (commencement of offering of Class D shares) to October 31,1999.

+++++ For the period February 28, 2000 (commencement of offering of Class C shares) to October 31, 2000.

++++++ For the period August 1, 2000 (commencement of offering of Common Class shares by all Funds except Credit Suisse Warburg Pincus Strategic Growth Fund and Credit Suisse Warburg Pincus Technology
          Fund) to October 31, 2000.

                                                                                    Ratio of Net
                                                                     Ratio of     Investment Income
                     Net Asset                   Net Assets End     Expenses to        (Loss)
     Total          Value End of      Total        of Period        Average Net     to Average Net       Portfolio
 Distributions        Period         Return(2)   (000 omitted)       Assets (3)       Assets (3)       Turnover Rate
----------------------------------------------------------------------------------------------------------------------
     $(0.47)           $10.09           5.20%         22,565            0.99             3.92               17.7
      (0.38)            10.05          (1.02)         29,912            1.00             3.65               76.5
      (0.38)            10.53           6.28          44,306            1.00             3.78               51.5
      (0.45)            10.29           7.37          35,878            0.70             4.38               84.3
      (0.43)            10.01           3.83          38,794            0.80             4.26               79.3

      (0.40)            10.09           4.45           1,082            1.70             3.21               17.7
      (0.31)            10.05          (1.71)          1,044            1.70             2.94               76.5
      (0.32)            10.53           5.54           1,430            1.70             3.04               51.5
      (0.37)            10.29           6.62             546            1.40             3.66               84.3
      (0.25)            10.01           1.42             489            1.23(1)          3.81(1)            79.3

      (0.19)            10.05           3.65               0(4)         1.70(1)          2.91(1)            17.7

      (0.10)            10.09           1.46              26            0.99(1)          4.01(1)            17.7

----------------------------------------------------------------------------------------------------------------------

      (1.78)            12.05          (1.87)         52,966            2.03            (0.45)              45.2
      (0.70)            14.00          21.76          48,181            2.15            (0.44)              82.0
      (0.15)            12.20           8.20          44,286            2.15            (0.49)              69.7
         --             11.42          10.02          44,316            2.15            (0.59)              73.9
         --             10.38           8.35          42,170            2.15            (0.39)              94.1

      (1.78)            11.57          (2.84)          5,089            2.78            (1.22)              45.2
      (0.70)            13.63          20.86           5,527            2.90            (1.18)              82.0
      (0.09)            11.98           7.43           6,133            2.90            (1.24)              69.7
         --             11.24           9.23           6,821            2.90            (1.32)              73.9
         --             10.29           7.52           4,955            2.90            (1.25)              94.1

                                                                                    Ratio of Net
                                                                     Ratio of     Investment Income
                     Net Asset                   Net Assets End     Expenses to        (Loss)
     Total          Value End of      Total        of Period        Average Net     to Average Net       Portfolio
 Distributions        Period         Return(2)   (000 omitted)       Assets (3)       Assets (3)       Turnover Rate
----------------------------------------------------------------------------------------------------------------------
         --             11.59         (13.18)            141            2.59            (1.81)              45.2

      (1.78)            12.09          (1.70)          4,738            1.50             0.18               45.2
         --             14.02          10.48           1,586            1.90(1)         (1.14)(1)           82.0

         --             12.05          (7.66)            138            1.63            (0.87)              45.2
----------------------------------------------------------------------------------------------------------------------
         --              8.59         (13.67)         13,294            2.15            (0.70)             115.4
      (0.03)             9.95          39.82          16,023            2.15             0.32               36.9
         --              7.14         (25.00)         16,355            2.15             0.22               43.6
      (0.02)             9.52          (4.18)         29,402            2.15            (0.17)              52.8
         --              9.96           4.51          36,918            2.15            (0.14)              26.8

         --              8.28         (14.29)          2,214            2.90            (1.43)             115.4
         --              9.66          38.79           2,685            2.90            (0.36)              36.9
         --              6.96         (25.64)          2,509            2.90            (0.50)              43.6
      (0.02)             9.36          (4.83)          4,941            2.90            (1.74)              52.8
         --              9.86           3.57           3,641            2.90            (0.83)              26.8
         --              8.26         (33.12)             12            1.97            (1.97)             115.4
         --              8.59         (18.50)             18            0.54            (0.54)             115.4
----------------------------------------------------------------------------------------------------------------------
     (0.032)             1.00           3.23          56,488            0.90             3.17                N/A
     (0.023)             1.00           2.37          44,347            0.90             2.33                N/A
     (0.027)             1.00           2.72          57,778            0.90             2.68                N/A
     (0.020)             1.00           2.90(1)       38,681            0.90(1)          2.87                N/A

----------------------------------------------------------------------------------------------------------------------
     (0.053)             1.00           5.39          59,926            0.90             5.26                N/A
     (0.042)             1.00           4.26          59,877            0.90             4.19                N/A
     (0.047)             1.00           4.79          56,697            0.90             4.68                N/A
     (0.032)             1.00           4.68(1)       35,174            0.90(1)          4.65(1)             N/A

----------------------------------------------------------------------------------------------------------------------
      (0.95)             8.73          (0.06)         10,709            1.10             9.35               43.9
      (0.56)             9.66           2.19          10,488            1.10(1)          8.61(1)           188.4
      (0.88)             8.73          (0.81)          1,313            1.85             8.60               43.9
      (0.50)             9.66           1.60           1,447            1.85(1)          7.83(1)           188.4

      (0.53)             8.73          (3.31)             78            1.85(1)          7.57(1)            43.9

      (0.97)             8.73           0.29           1,504            0.85             9.62               43.9
      (0.41)             9.65          (1.63)            926            0.85(1)          9.36(1)           188.4

      (0.21)             8.73          (2.98)            141            1.10(1)          9.14(1)            43.9
----------------------------------------------------------------------------------------------------------------------

(1)   Annualized

(2) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. An initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized except for the Money Funds. Total return for the year end October 31, 1999 excluding the effect of the contribution from the former sub adviser for realized and unrealized securities losses was 36.59% and 35.49% for the Credit Suisse Warburg Pincus Developing Markets Fund Class A and B shares, respectively.

(3) Net of voluntary assumption by the investment adviser of expenses, expressed as a percentage of average net assets, as follows: Credit Suisse Warburg Pincus Strategic Growth Fund Common Class shares, 1.87% (annualized) for the period 11/19/ 99 through 10/31/00, Credit Suisse Warburg Pincus Strategic Growth Fund Class A, B and C shares, 1.87%, 1.87% and 1.87% (annualized), respectively for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus Technology Fund Common Class shares, .83% (annualized) for the period 11/ 19/99 through 10/31/00, Credit Suisse Warburg Pincus Technology Fund Class A, B, C and D shares, .83%, .83%, .83% and .83% (annualized), respectively for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus Fixed Income II Fund Class A shares, .13%, .14%, .30%, .30%, and .34%, for the years ended 10/31/00,
      99, 98, 97, and 96 respectively; Credit Suisse Warburg Pincus Fixed Income II Fund Class B shares, .13%, .14%, .30%, and .30% for the years ended 10/31/00, 99, 98 and 97, and .34% (annualized) for the period 2/28/96 through 10/31/96; Fixed Income Class C shares, .13% (annualized) for the period 2/28/00 through 10/31/00; Fixed Income Class D shares, .13% for the year ended 10/31/00, and .14% (annualized) for the period 4/30/99 through 10/31/99; Fixed Income Common Class shares, .13% (annualized) for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus Municipal Trust Fund Class A shares, .53%, .42%, .41%, .74%, and .64% for the years ended 10/31/00, 99, 98, 97, and 96, respectively; Credit Suisse Warburg Pincus Municipal Trust Fund Class B shares, .53%, .42%, .41% and .74% for the years ended 10/31/00, 99, 98 and 97, and .64% (annualized) for the period 2/28/96 through 10/31/96; Credit Suisse Warburg Pincus Municipal Trust Fund Class C shares, .53% (annualized) for the period 2/28/00 through 10/31/00; Credit Suisse Warburg Pincus Municipal Trust Fund Common Class shares, .53% (annualized) for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus Developing Markets Fund Class A and Class B shares, .72%, .76%, .61%, .34%, and .54% for the years ended 10/31/00, 99,
      98, 97, and 96, respectively; Credit Suisse Warburg Pincus Developing Markets Fund Class C shares, .72% (annualized) for the period 2/28/00 through 10/31/00; Credit Suisse Warburg Pincus Developing Markets Fund Common Class shares, .72% (annualized) for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus International Equity II Fund Class A and Class B shares, .04%, .10%, .18%, and .27% for the years ended 10/31/99, 98, 97, and 96, respectively; Credit Suisse Warburg Pincus International Equity II Fund Class D shares, 04% (annualized) for the period 5/13/99 through 10/31/99; Credit Suisse Warburg Pincus Municipal Money Fund, .09%, .14%, .15% and .40% (annualized) for the years ended 10/31/00, 99, 98 and 97, respectively; Credit Suisse Warburg Pincus U.S. Government Money Fund, .09% .19%, .25% and .45% (annualized) for the years ended 10/31/00, 99, 98, and 97, respectively; Credit Suisse Warburg Pincus High Income Fund Class A and Class B shares, 1.53%, for the year ended 10/31/00 and 1.43% (annualized) for the period 3/8/99 through 10/31/99; Credit Suisse Warburg Pincus High Income Fund Class C shares, 1.53% (annualized) for the period 2/28/00 through 10/31/00; Credit Suisse Warburg Pincus High Income Fund Class D shares, 1.53% for the year ended 10/31/00 and 1.43% (annualized) for the period 5/13/99 through 10/31/99; and Credit Suisse Warburg Pincus High Income Fund Common Class shares, 1.53% (annualized) for the period 8/1/00 through 10/31/00.

(4)   Amount rounds to less than $1,000.

BACK COVER

                              FOR MORE INFORMATION

General Information and Other Available Information
The Funds send out a semi-annual report and an annual report to all shareholders. These reports include a list of your Fund's investments and financial statements. The annual report contains a statement from the Fund's Adviser discussing market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Funds have Statements of Additional Information that contain additional information on all aspects of the Funds and are incorporated by reference into this Prospectus. The Statements of Additional Information have been filed with the Securities and Exchange Commission and are available for review at the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or on the SEC's web site at http://www.sec.gov. You can also obtain copies of Fund documents filed with the SEC by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing:

                  Securities and Exchange Commission
                  Public Reference Section
                  Washington, DC  20549-0102

                  Payment of a duplicating fee may be required.

Shareholders may obtain any of these documents free of charge and may obtain other information about the Funds by visiting the Funds' website
(www.warburg.com).

Prior to May 18, 2001, further information about the Funds may be obtained by calling 800-225-8011 or by writing:

Credit Suisse Warburg Pincus Funds
PFPC, Inc.
P.O. Box 61503
King of Prussia, PA  19406-0903

After May 18, 2001, further information about the Funds may be obtained by calling 800-WARBURG or by writing:

Credit Suisse Warburg Pincus Funds
P.O. Box 9030
Boston, MA 02205-9030

CREDIT SUISSE WARBURG PINCUS FUNDS

SEC file numbers: Credit Suisse Warburg Pincus Capital Funds 811-04604
                      Credit Suisse Warburg Pincus Blue Chip Fund
                      Credit Suisse Warburg Pincus Value Fund
                      Credit Suisse Warburg Pincus Small Company Value Fund Credit Suisse Warburg Pincus Fixed Income II Fund Credit Suisse Warburg Pincus Municipal Trust Fund

                  Credit Suisse Warburg Pincus Opportunity Funds 811-9054
                      Credit Suisse Warburg Pincus Developing Markets Fund Credit Suisse Warburg Pincus International Equity II Fund Credit Suisse Warburg Pincus High Income Fund
                      Credit Suisse Warburg Pincus Municipal Money Fund
                      Credit Suisse Warburg Pincus U.S. Government Money Fund

                  Credit Suisse Warburg Pincus Select Funds 811-09531
                      Credit Suisse Warburg Pincus Strategic Growth Fund Credit Suisse Warburg Pincus Technology Fund

CREDIT SUISSE WARBURG PINCUS SELECT FUNDS
466 LEXINGTON AVE.,
NEW YORK, NEW YORK 10017
Toll Free (800) 225-8011

                       STATEMENT OF ADDITIONAL INFORMATION

February 28, 2001

        This Statement of Additional Information relates to the Credit Suisse Warburg Pincus Strategic Growth Fund and the Credit Suisse Warburg Pincus Technology Fund. Each Fund is a series of the Credit Suisse Warburg Pincus Select Funds (the "Credit Suisse Warburg Pincus Select Funds" or the "Funds"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus dated February 28, 2001, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number listed above.

                                TABLE OF CONTENTS

FUND HISTORY..................................................................1
INVESTMENT POLICIES AND RESTRICTIONS..........................................1
Fundamental Investment Restrictions...........................................7
MANAGEMENT....................................................................8
Adviser......................................................................11
Distribution Plan............................................................13
PURCHASES, REDEMPTIONS, AND EXCHANGES........................................15
Purchases....................................................................15
Redemptions..................................................................16
Exchanges....................................................................17
Systematic Withdrawal Plan...................................................18
RETIREMENT PLANS.............................................................19
Individual Retirement Accounts ("IRA").......................................19
Simplified Employee Pension Plan ("SEP/IRA").................................20
Savings Incentive Match Plan for Employees ("SIMPLE") - SIMPLE IRA and
  SIMPLE 401(k)..............................................................20
Employer-Sponsored Retirement Plans..........................................20
Self-Directed Retirement Plans...............................................20
NET ASSET VALUE..............................................................20
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................22
PORTFOLIO TRANSACTIONS.......................................................25
PORTFOLIO TURNOVER...........................................................26
INVESTMENT PERFORMANCE INFORMATION...........................................26
SHARES OF BENEFICIAL INTEREST................................................28
GENERAL INFORMATION..........................................................28
Organization and Capitalization..............................................28
Counsel and Independent Auditors.............................................28
Custodian and Transfer Agent.................................................29
Additional Information.......................................................29
Financial Statements.........................................................29

FUND HISTORY

        The Credit Suisse Warburg Pincus Select Funds (previously named the DLJ Select Funds) were organized on August 3, 1999 as a business trust under the laws of the state of Delaware. Its shares are currently divided into two series, the Credit Suisse Warburg Pincus Strategic Growth Fund (the "Strategic Growth Fund") and the Credit Suisse Warburg Pincus Technology Fund (the "Technology Fund") (collectively referred to as the "Funds" and previously named the DLJ Strategic Growth Fund and DLJ Technology Fund, respectively). The Strategic Growth Fund and Technology Fund both operate as diversified open-end management investment companies. The Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

        The Board of Trustees of the Credit Suisse Warburg Pincus Select Funds has approved, subject to shareholder approval at a special meeting of shareholders scheduled for March 23, 2001, the transfer to the Warburg, Pincus Focus Fund, Inc. of all of the assets and liabilities of the Credit Suisse Warburg Pincus Strategic Growth Fund in exchange for shares of the Warburg, Pincus Focus Fund, Inc.

        The Warburg, Pincus Focus Fund, Inc. has an investment objective and strategies substantially similar to the investment objective and strategies of the Credit Suisse Warburg Pincus Strategic Growth Fund. Shareholders of the Credit Suisse Warburg Pincus Strategic Growth Fund would receive on a tax-free basis shares of the Warburg, Pincus Focus Fund, Inc. with the same net asset value as their shares of the Credit Suisse Warburg Pincus Strategic Growth Fund. The investment advisory fees of the Warburg, Pincus Focus Fund, Inc. would be the same as the Credit Suisse Warburg Pincus Strategic Growth Fund, and Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser") has agreed to reimburse expenses of the Warburg, Pincus Focus Fund, Inc. as necessary so that for the two-year period following the consummation of the acquisition the annualized expense ratio of the Credit Suisse Warburg Pincus Strategic Growth Fund would not increase above its expense ratio for the 60-day period prior to consummation of the acquisition. The acquisition would be consummated promptly after receipt of shareholder approval.

INVESTMENT POLICIES AND RESTRICTIONS

      The following investment policies and restrictions supplement and should be read in conjunction with the information set forth under the heading "The Credit Suisse Warburg Pincus Funds' Investment Objectives and Policies" in the Funds' Prospectus. Except as noted in the Prospectus, each Fund's investment policies are not fundamental and may be changed by the Trustees of the Funds without shareholder approval. Shareholders will be notified prior to a significant change in such policies. Each Fund's fundamental investment restrictions may not be changed without shareholder approval as defined in "Fundamental Investment Restrictions" in this Statement of Additional Information.

      It is the policy of the Technology Fund to seek growth of capital by investing in a broad number of industries that comprise the U.S. domestic technology sector. Under normal market conditions, the Technology Fund will invest at least 65% of its assets in technology companies. It is the policy of the Strategic Growth Fund to seek long-term growth of capital by investing primarily in a limited number of large, carefully selected companies that the Adviser believes will achieve superior growth. In addition, each Fund may invest in any of the securities described below.

      Warrants. The Strategic Growth Fund and the Technology Fund each may invest up to 5% of their respective total assets in warrants. Warrants may be considered more speculative than certain other types of investments due to the following:

      (1) Holders are not entitled to dividends or voting rights with respect to the underlying securities;

      (2) Warrants do not represent any rights to the assets of the issuing company;

      (3) A warrant's value does not necessarily change in proportion to the value of the underlying securities; and

      (4) A warrant ceases to have value if it is not exercised prior to the expiration date.

      Non-U.S. Securities. The Strategic Growth Fund and the Technology Fund may invest up to 10% of the value of their respective total assets in non-U.S. securities. Investment in non-U.S. securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is also the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

      There may be less publicly available information about a non-U.S. company than about a U.S. company. Non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Non-U.S. securities markets, while growing in volume, generally have substantially less trading volume than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets generally are higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds may have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect a Fund's performance. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Funds or investors.

      Options. The Strategic Growth Fund and Technology Fund may purchase and sell call and put options for the purpose of hedging against a decline in the value of their respective portfolio securities.

      A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer, or seller, of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, that Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

      A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund that sells a put option might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

      If a Fund desires to sell a particular security from its portfolio on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to or concurrently with the sale of the security. A closing purchase transaction is a transaction in which an investor who is obligated as a writer of an option terminates his obligation by purchasing an option of the same series as the option previously written. (Such a purchase does not result in the ownership of an option). A Fund may enter into a closing purchase transaction to realize a profit on a previously written option or to enable the Fund to write another option on the underlying security with either a different exercise price or expiration date or both. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option.

      A Fund will write only fully "covered" options. An option is fully covered if at all times during the option period, the Fund writing the option owns either (i) the underlying securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or (ii) an offsetting call option on the same securities at the same or a lower price.

      A Fund may not write a call option if, as a result thereof, the aggregate of such Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 10% of its total assets. The Funds may also purchase and sell financial futures contracts and options thereon for hedging and risk management purposes and to enhance gains as permitted by the Commodity Futures Trading Commission (the "CFTC").

      A Fund may also purchase and sell securities index options. Securities index options are similar to options on specific securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying securities index on the exercise date. When a Fund writes an option on a securities index, it will establish a segregated account with its custodian in which it will deposit cash or high quality short-term obligations or a combination of both with a value equal to or greater than the market value of the option and will maintain the account while the option is open.

      Each Fund's successful use of options and financial futures depends on the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select debt and equity securities for investment. The ability of a Fund to close out an option or futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. The inability to close options and futures positions also could have an adverse impact on each Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

      To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the CFTC, each Fund is limited to an investment not in excess of 5% of its total assets, except that each Fund may purchase and sell such instruments, without limitation, for bona fide hedging purposes.

      Repurchase Agreements. The Funds may enter into "repurchase agreements" with member banks of the Federal Reserve System, "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities or with any domestic broker/dealer which is recognized as a reporting government securities dealer. Repurchase agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds require continual maintenance of collateral with the Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral.

      Reverse Repurchase Agreements. The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it would establish and maintain with an approved custodian a segregated account containing liquid high-grade securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by a Fund for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer or receiver would receive an extension of time to determine whether to enforce a Fund's obligations to repurchase the securities and a Fund's use of the proceeds of the reverse repurchase agreement could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the Funds or the Securities and Exchange Commission ("SEC") to the extent liquid high-grade debt securities are segregated in an amount at least equal to the amount of the liability.

      Illiquid Investments. The Strategic Growth Fund and the Technology Fund may invest up to 15% of its assets in illiquid investments. Under the supervision of the Trustees, the Adviser determines the liquidity of a Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of that Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to such Fund's limitations on investments in illiquid securities.

        Borrowing. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities or for other purposes. Under the Investment Company Act of 1940, as amended (the "1940 Act"), each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The Adviser does not currently intend to engage in borrowing transactions.

        Securities Lending. The Funds may seek to receive or increase income by lending their respective portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. Accordingly, the Funds will continuously secure the lending of portfolio securities by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. The Funds have the right to call such a loan and obtain the securities loaned at any time on five days notice. Cash collateral may be invested in fixed income securities rated at least A or better by S&P or Moody's. As is the case with any extension of credit, loans of portfolio securities involve special risks in the event that the borrower should be unable to repay the loan, including delays or inability to recover the loaned securities or foreclose against the collateral. The aggregate value of securities loaned by a Fund may not exceed 33 1/3% of the value of the Fund's total assets.

      When Issued, Delayed Delivery Securities and Forward Commitments. The Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security.

      When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the security before the settlement date if it is deemed advisable.

      Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its Custodian cash or liquid high-grade securities in an aggregate amount at least equal to the amount of its respective outstanding forward commitments.

      Short Selling. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make a delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

      Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Funds' net assets. The Funds may not make a short sale which results in the Funds having sold short in the aggregate more than 10% of the outstanding securities of any class of an issuer.

      The Funds also may make short sales "against the box" in which the Fund enters into a short sale of a security it owns.

      Until the Funds closes out their short position or replace the borrowed security, they will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover their short position.

Fundamental Investment Restrictions

      The following fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund, which means the affirmative vote of the holders of (a) 67% or more of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of that Fund, whichever is less. Except as set forth in the Prospectus, all other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

      The following investment restrictions are applicable to each of the Funds. Briefly, these restrictions provide that a Fund may not:

            (1) purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

            (2) invest 25% or more of the value of its total assets in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

            (3) issue senior securities in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. A Fund's obligations under swaps are not treated as senior securities;

            (4) borrow money (including on margin if margin securities are owned and enter into reverse repurchase agreements) in excess of 33 1/3% of its total assets except that the Fund may borrow up to 5% of its total assets for temporary purposes;

            (5) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

            (6) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities a Fund may be deemed to be an underwriter;

            (7) purchase real estate or interests therein;

            (8) purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the CFTC as a commodity pool;

            (9) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities do not exceed 25% of the then outstanding securities of that class; or

            (10) invest in oil, gas or other mineral leases.

MANAGEMENT

      The Trustees and principal officers of the Funds, their ages and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 466 Lexington Avenue, New York, New York 10017. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Funds as defined by the 1940 Act.

      *G. Moffett Cochran, 49, Chairman of the Board of Trustees and President of the Credit Suisse Warburg Pincus Select Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Opportunity Funds and DLJ High Yield Bond Fund, is President and Managing Director of the adviser to the Credit Suisse Warburg Pincus Select Funds, CSAM; former Chairman of DLJ Asset Management Group, Inc. ("DLJAM") with which he was associated since prior to 1993; formerly Senior Vice President with Bessemer Trust Companies.

      Stig Host, 74, Trustee of the Credit Suisse Warburg Pincus Select Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Opportunity Funds, DLJ High Yield Bond Fund, Chairman of the Board of Kriti Exploration, Inc., International Energy Corp. and International Marine Sales, Inc., Trustee of Alliance International Fund, Alliance Global Environmental Fund, Alliance New Europe Fund, Alliance All-Asia Investment Fund, Alliance Developing Markets Fund, Alexander Host Foundation and American Scandinavian Foundation. His address is 103 Oneida Drive, Greenwich, CT 06830.

      Robert E. Fischer, 70, Trustee of the Credit Suisse Warburg Pincus Select Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Opportunity Funds and DLJ High Yield Bond Fund, has been Partner of the law firm Wolf, Block, Schorr and Solis-Cohen LLP (or its predecessor firm) since prior to 1993.

      *Martin Jaffe, 53, Trustee, is Vice President, Secretary and Treasurer of the Credit Suisse Warburg Pincus Select Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Opportunity Funds and DLJ High Yield Bond Fund, is a Chief Financial Officer, Managing Director and Member of the Management

Committee of the Adviser; Former Chief Operating Officer of DLJAM, with which he was associated since prior to 1993.

      Wilmot H. Kidd III, 58, Trustee of the Credit Suisse Warburg Pincus Select Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Opportunity Funds and DLJ High Yield Bond Fund, has been President of Central Securities Corporation since prior to 1993.

      Peter F. Krogh, 64, Trustee of the Credit Suisse Warburg Pincus Select Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Opportunity Funds, DLJ High Yield Bond Fund, Dean Emeritus and Distinguished Professor of International Affairs, School of Foreign Service, Georgetown University, Washington, D.C. with which he has been associated since 1992. He is moderator of "Great Decisions", a foreign affairs television series, author of numerous articles relating to international issues for professional publications and serves on the board of the Carlisle Companies and several world affairs organizations. His address is 3417 N. Street NW, Washington, DC 20007.

      John J. Sheehan, 69, Trustee of the Credit Suisse Warburg Pincus Select Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Opportunity Funds, DLJ High Yield Bond Fund, Trustee Consultant to Financial Data Processing with which he has been associated since prior to 1990. His address is 4 Bennington Place, Newton, PA 18940.

      Hugh M. Neuburger, Ph.D., 56, Vice President of the Credit Suisse Warburg Pincus Select Funds, is the primary portfolio manager of the Funds and Managing Director of the Adviser, which he joined as a result of Credit Suisse's acquisition of DLJ; Former Managing Director with DLJAM with which he was associated with since March 1995. From 1992 to March 1995, Mr. Neuburger was president of a consulting firm that provided domestic and global tactical asset allocation advice.

      Brian A. Kammerer, 43, Vice President of the Credit Suisse Warburg Pincus Select Funds and is a Director of the Adviser, which he joined as a result of Credit Suisse's acquisition of DLJ; Former Senior Vice President of DLJAM with which he was associated with since prior to 1993.

      William D. Butler, Vice President of the Select Funds and the co-portfolio manager of the Technology Fund with which he has been associated with since 1998; Former Vice-President of DLJAM; Previously, Mr. Butler spent 3 years as a Senior Consultant at BARRA Inc. advising institutional money managers on equity risk management, performance attribution and portfolio construction. Prior to 1995, Mr. Butler was an Associate Director with Mabon Securities involved in Institutional Fixed Income Sales and Trading.

      To rationalize the management of the Funds and the Warburg Pincus family of funds managed by CSAM ("Warburg Pincus Funds), CSAM has proposed, and the Board of Trustees has approved for submission to shareholders at a meeting scheduled for

March 23, 2001, the replacement of all the current Trustees of the Funds, other than Peter F. Krogh, with trustees of the Warburg Pincus Funds. Additionally, the Board of Trustees has appointed James P. McCaughan as Chairman of the Trust, effective March 23, 2001.

      The following table sets forth certain information regarding compensation of the Funds' Trustees and officers. Except as disclosed below, no executive officer or person affiliated with the Funds received compensation from the Funds.

                               Compensation Table

                                                   Pension or                      Total
                                                   Retirement                  Compensation
                                                    Benefits      Estimated     From Trust
                                    Aggregate        Accrued       Annual        and Fund
                                  Compensation     As Part of     Benefits        Complex
                                      From            Trust         Upon          Paid to
Name and Position                   Trust (1)       Expenses     Retirement    Trustees (2)

G. Moffett Cochran, Trustee           $    0          None           None         $     0
Robert E. Fischer, Trustee             4,750          None           None          30,500
Martin Jaffe, Trustee                      0          None           None               0
Wilmot H. Kidd III, Trustee            4,750          None           None          30,500
Stig Host, Trustee                     2,250          None           None          22,000
Peter F. Krogh, Trustee                2,250          None           None          22,000
John J. Sheehan, Trustee               1,750          None           None          19,500
John W. Waller III, Trustee*           2,000          None           None          12,000

* Retired April 20, 2000

---------------
(1) The Credit Suisse Warburg Pincus Select Funds anticipate paying each independent Trustee approximately $3,000 in each calendar year.

(2) As of October 31, 2000, the Fund Complex consisted of three open-end investment companies (the DLJ Focus Funds, the DLJ Opportunity Funds and the DLJ Select Funds, which were subsequently renamed the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds, respectively) with a total of 12 series and one closed-end investment company (the DLJ High Yield Bond Fund).

                                 ---------------

        The Trustees of the Credit Suisse Warburg Pincus Select Funds who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the

Credit Suisse Warburg Pincus Select Funds. Each of the Trustees who are not affiliated with the Adviser will be paid a $500 fee for each board meeting attended, a $500 fee for each special meeting attended and a $500 annual retainer. Messrs. Cochran and Jaffe are members of the Executive Committee. Messrs. Fisher Host, Kidd, Krogh and Sheehan are members of the Audit Committee and are paid a $250 fee for each Audit Committee meeting attended.

Adviser

      CSAM, with principal offices at 466 Lexington Avenue, New York, New York 10017 has been retained under an interim investment advisory agreement ("Interim Investment Advisory Agreement") as the Funds' investment adviser (see "Fund Management" in the Prospectus), effective November 3, 2000.

      Credit Suisse Group ("Credit Suisse") acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), including its subsidiary, DLJ Asset Management Group, Inc. ("DLJAM"), the previous investment adviser of the Funds, and has combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM. CSAM is part of Credit Suisse Asset Management, which is the institutional asset management and mutual fund arm of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products.

      Prior to the Acquisition, DLJAM was a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ Securities"), the former distributor of the Funds' shares and a wholly-owned subsidiary of DLJ, which was, in turn an independently operated, indirect subsidiary of AXA Financial, Inc., a holding company controlled by AXA, a French insurance holding company. DLJAM succeeded Wood, Struthers & Winthrop Management Corp., established in 1871 as a private concern to manage money for the Winthrop family of Boston. Following the Acquisition, DLJAM was merged with Credit Suisse Investment Corporation ("CSIC"), the parent company of CSAM. CSIC subsequently changed its name to CSAM Americas Holding Corp. and CSIC contributed all of its assets and liabilities, including its investment advisory agreements, to CSAM.

      CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management), of which CSAM is a member; Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. Credit Suisse Asset Management companies managed approximately $93 billion in the U.S. and $298 billion globally as of December 31, 2000.

      CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, New York 10017, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address, which in turn is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, New York 10010, which is indirectly wholly-owned by Credit Suisse Group.

      The Interim Investment Advisory Agreement became effective on November 3, 2000. The Interim Investment Advisory Agreement replaced an earlier, substantially identical agreement (the "Previous Investment Advisory Agreement") with DLJAM that terminated pursuant to the terms of the existing agreement. The Previous Investment Advisory Agreement was initially approved by the Board of Trustees of the Funds on July 15, 1999 and by the then shareholders on November 17, 1999 and became effective on the same date. The provisions of the Interim Investment Advisory Agreement and the Previous Investment Advisory Agreement are the same, except for the identity of the parties, the commencement and termination dates and the payment of fees. On October 26, 2000, the Board of Trustees approved the Interim Investment Advisory Agreement with DLJAM, which was assigned to CSAM as part of the Acquisition. The Interim Investment Advisory Agreement terminates, pursuant to its terms, upon the earlier of 150 days from November 3, 2000, which is April 2, 2001, or the date of approval by the shareholders, voting separately by series, of a new investment advisory agreement. CSAM has proposed, and the Board of Trustees have approved for submission to shareholders at meetings scheduled for March 23, 2001, a new investment advisory agreement with CSAM on the same economic terms as the Interim Investment Advisory Agreement.

      The Interim Investment Advisory Agreement provides for termination at any time without penalty on ten days' prior written notice, by a vote of the holders of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Board of Trustees or by the Adviser on sixty days' prior written notice, and will automatically terminate in the event of its assignment.

      Under its Previous and Interim Advisory Agreements with the Funds, the Advisor provides investment advisory services, orders placement facilities and pays all compensation of Trustees of the Funds who are affiliated persons of the Advisor. The Funds will pay the Advisor at the following annual percentage rates of the average daily net assets of each Fund: Strategic Growth Fund, .750 of 1% of the first $500,000,000 and .625% of 1% of the balance; and the Technology Fund, .875 of 1% of the first $500,000,000, .75 of 1% of the next $500,000,000, and .625 of 1% of the balance.

      For the fiscal year ended October 31, 2000, the Strategic Growth Fund paid the Adviser fees of $47,380, and the Technology Fund paid the Adviser fees of $208,699. During the fiscal year ended October 31, 2000, the Adviser reimbursed the Strategic Growth Fund $118,483, and the Adviser reimbursed the Technology Fund $196,374.

      As required by Rule 15a-4(b)(2)(vi) of the 1940 Act, however, the Interim Investment Advisory Agreement provides that fees earned by CSAM with respect to each series of the Funds will be deposited into an interest-bearing escrow account with

Citibank, N.A., and will only be paid to CSAM if a majority of the shareholders of such series approves a new investment advisory agreement for that series. If shareholders of a series do not approve a new investment advisory agreement, CSAM will receive as compensation or reimbursement in respect of such series the lesser of: (i) the fee under such Interim Investment Advisory Agreement; or (ii) the costs of providing services during the term of such Interim Investment Advisory Agreement (plus, in each case, interest earned on that amount while in escrow).

      Pursuant to the terms of the Interim Investment Advisory Agreement, the Adviser may retain, at its own expense, a subadviser to assist in the performance of its services to the Funds, although such an arrangement is not currently contemplated.

      On December 18, 2000, Credit Suisse Asset Management Securities, Inc. ("CSAMSI" or the "Distributor") became the distributor of the Funds.

      Effective February 1, 2001, the Funds retained CSAMSI and PFPC, Inc. ("PFPC") as co-administrators to each of the Funds for a total rate not to exceed .18% of each Funds' average daily net assets. DLJAM and then CSAM provided administrative services to the Funds without charge (although DLJAM, and later CSAM, was entitled to reimbursement from the Funds of the Credit Suisse Warburg Pincus Select Funds). However, CSAM has agreed to assume DLJAM's undertaking to limit total annual operating expenses until October 31, 2001 for the Strategic Growth Fund, or October 31, 2002 for the Technology Fund, and to limit average annual expenses of both Funds from the date of the acquisition of DLJ, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by each of the Funds measured over the 60-day period ended on the date of the acquisition of DLJ. Consequently, it is not anticipated that there will be any increase in the average annualized operating expense ratio of each Fund until November 3, 2002, as a result of the retention of new co-administrators. Further, accounting services previously provided by PFPC pursuant to a separate agreement will be provided by PFPC under its new co-administration agreement.

      Effective February 6, 2001, State Street Bank and Trust Company ("State Street") became the transfer agent for the Funds' Common Class shares. The Board has approved the retention of State Street as the transfer agent for the Fund's other classes of shares.

Distribution Plan

      Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the Funds have adopted a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for shares of each Fund (the "12b-1 Plans") to permit such Fund directly or indirectly to compensate the Distributor for activities with the distribution of shares.

      Pursuant to the Distribution Agreement and the 12b-1 Plans, the Treasurer of the Funds reports the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of the Funds on a quarterly basis. Also, the 12b-1 Plans provide that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plans may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plans or in any other agreements related to the 12b-1 Plans, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement and 12b-1 Plans for the Common Class shares were initially approved by the Funds' Trustees including a majority of the disinterested Trustees, on July 15, 1999 and by the then shareholders on November 17, 1999. The Distribution Agreement for the Class A, Class B and Class C shares was initially approved by the Funds' Trustees including a majority of the disinterested Trustees, on April 20, 2000 and by the then shareholders on July 28, 2000. The Distribution Agreement for Class A shares was initially approved by the Funds' Trustees including a majority of the disinterested Trustees, on May 16, 2000 and by the then shareholders on July 28, 2000.

      All material amendments to the 12b-1 Plans must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the 12b-1 Plans or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition to such Trustee approval, the 12b-1 Plans may not be amended in order to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plans without the approval of a majority of the outstanding shares of such Funds. Each Fund's 12b-1 Plan or Plans may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of a Fund or by the Adviser. Any agreement related to the 12b-1 Plans may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of a Fund on not more than 60 days notice to any other party to the agreement, and will terminate automatically in the event of assignment.

      With respect to sales of a Fund's Class B, Class C and certain sales of Class A shares through a broker-dealer, the Distributor pays the broker-dealer a concession at the time of sale. In addition, an ongoing maintenance fee may be paid to broker-dealers on sales of both Class A, Class B and Class C shares. Pursuant to the Funds' 12b-1 Plans, the Distributor is compensated for its distribution and service activities with amounts paid from the assets of such Fund. The payments to the broker-dealer, although a Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the Funds. Broker-dealers who sell shares of the Funds may provide services to their customers that are not available to investors who purchase their shares directly from the Funds. Investors who purchase their shares directly from a Fund will pay a pro rata share of such Fund's expenses of encouraging broker-dealers to provide such services but not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the Funds.

        Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, each Fund pays a distribution services fee each month to the Distributor, with respect to the aggregate daily net assets attributable to the Class A and Common Class shares of each Fund at an annual rate of .25 of 1%, and with respect to the Class B and Class C shares of each Fund the annual rate is 1%, of the aggregate average daily net assets attributable to the Class B and Class C shares, of each Fund.

      Under the Agreements, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the Funds. In addition to the maintenance fee paid to dealers or agents, the Distributor may from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

PURCHASES, REDEMPTIONS, AND EXCHANGES

      The following information supplements that set forth in the Funds' Prospectus under the headings "How to Buy and Sell Shares," "Other Shareholder Information" and "Additional Shareholder Services."

Purchases

      Shares of the Funds are offered at the net asset value (less any applicable sales charge for Class A shares) per share next determined following receipt of a purchase order in proper form by the Funds, the Funds' transfer agent, PFPC, Inc. (the "Transfer Agent"), or by the Distributor, CSAMSI. The Funds calculate net asset value per share as of the close of the regular session of the New York Stock Exchange, (the "NYSE") which is generally 4:00 p.m. New York City time on each day that trading is conducted on the NYSE. See "Net Asset Value."

      In addition to Class A, Class B and Class C shares, the Funds offer Common Class shares and the Technology Fund offers Class D shares. Purchases of Common Class and Class D shares are offered without any initial sales charge or CDSC. Class D shares are solely available for purchase by employees of Credit Suisse First Boston ("CSFB") and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. These individuals should contact the CSFB Hotline at 1-800-588-6200 concerning how to purchase Class D shares.

      All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value. Share certificates will not be issued for full or fractional shares of the Funds. This eliminates the requirement of share certificates being presented upon redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen.

      Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds' are authorized to accept orders on the Funds' behalf. Shareholders maintaining accounts through brokerage firms and other intermediaries should be aware that such intermediaries may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or the Distributor. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

Redemptions

      Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share (less any applicable CDSC), as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption.

      Payment of the redemption price may be made either in cash or in portfolio securities (selected in the discretion of the Trustees and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interest of the Funds. Credit Suisse Warburg Pincus Select Funds has filed a formal election with the Securities and Exchange Commission pursuant to which Credit Suisse Warburg Pincus Select Funds will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90 day period. In the opinion of the Funds management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets of a Fund before a redemption wholly or partly in portfolio securities would be made. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.

      For Class A, Class B and Class C shares, to redeem shares, the registered owner or owners should forward a letter to the Transfer Agent containing a request for redemption of such shares at the next determined net asset value per share. Alternatively, the shareholder may elect the right to redeem shares by telephone as described in the

Prospectus. Similar procedures are available for Common Class shares, as described in the Prospectus.

      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered in proper form for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the exchange is deemed to be restricted under rules of the SEC, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Strategic Growth Fund or Technology Fund of its portfolio securities is not reasonably practicable, or as a result of which it is not reasonably practicable for the Strategic Growth Fund or Technology Fund to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of shareholders. Generally, redemptions will be made by payment in cash or by check.

      If the total value of the shares being redeemed exceeds $50,000 (before deducting any applicable contingent deferred sales charge) or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

      The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.

Exchanges

      Class A, Class B, Class C and Common Class shares of a Credit Suisse Warburg Pincus Select Fund can be exchanged for shares of the same class of another Credit Suisse Warburg Pincus Select Fund, shares of the Credit Suisse Warburg Pincus Municipal Money Fund and Credit Suisse Warburg Pincus U.S. Government Money Fund (the "Credit Suisse Warburg Pincus Money Funds") and shares of the same class of the Credit Suisse Warburg Pincus High Income Fund, Credit Suisse Warburg Pincus International Equity II Fund, Credit Suisse Warburg Pincus Developing Markets Fund (together with the Credit Suisse Warburg Pincus Money Funds, the "Credit Suisse Warburg Pincus Opportunity Funds") and shares of the same class of Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Fixed Income II Fund, Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Value Fund and Credit Suisse Warburg Pincus Municipal Trust Fund (the "Credit Suisse Warburg Pincus Capital Funds"). Class A shares may also be exchanged for

Common Class shares of other Credit Suisse Warburg Pincus Select Funds, Credit Suisse Warburg Pincus Opportunity Funds or Credit Suisse Warburg Pincus Capital Funds. After about July 1, 2001, Common Class shares of Credit Suisse Warburg Pincus Funds may be exchanged for Common Class shares of funds in the Warburg, Pincus family of funds. Shareholders may exchange shares by mail. Shareholders or the shareholders' investment dealer of record may exchange shares by telephone.

      Participants within the Employee Savings and Retirement Plan of Credit Suisse First Boston should contact their plan administrator for information regarding exchanging Class D shares of the Technology Fund.

      The exchange privilege is available only in those jurisdictions where shares of such Fund may be legally sold. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made.

      Only those shareholders who have had shares in a Credit Suisse Warburg Pincus Select Fund for at least seven days may exchange all or part of those shares for shares of the other Credit Suisse Warburg Pincus Select Fund, the Credit Suisse Warburg Pincus Opportunity Funds, the Money Funds or Credit Suisse Warburg Pincus Capital Funds, and no partial exchange may be made if, as a result, the shareholders' interest in a Credit Suisse Warburg Pincus Select Fund would be reduced to less than $250. The minimum initial exchange into another Fund is $1,000.

      Exchanges into any of the Credit Suisse Warburg Pincus Funds are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Fund whose shares are being acquired. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

      The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short-term swings in the stock market by engaging in frequent transactions in and out of all the Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.

      Exchanges of shares are subject to the other requirements of the Fund into which exchanges are made. Annual fund operating expenses for such fund may be higher. See "Summary of Credit Suisse Warburg Pincus Fund Expenses" and "Additional Shareholder Services - Exchange Privilege" in the Prospectus for a description of these expense differences.

Systematic Withdrawal Plan

      Shares of a Credit Suisse Warburg Pincus Select Fund owned by a participant in the Funds' systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments. A contingent deferred sales charge which would otherwise be imposed will be waived in connection with redemptions made pursuant to the Funds' systematic withdrawal plan up to 1% monthly or 3% quarterly of an account not to exceed 12% of total market value over any 12 month rolling period. Systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver. See the Prospectus for a description of the contingent deferred sales charge. The systematic withdrawal plan may be terminated at any time by the shareholder or the Funds.

      Redemption of shares for withdrawal purposes may reduce or even liquidate an account. While an occasional lump sum investment may be made by a shareholder who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000 whichever is less.

RETIREMENT PLANS

      Each of the Credit Suisse Warburg Pincus Select Funds may be a suitable investment vehicle for part or all of the assets held in various tax sheltered retirement plans, such as those listed below. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. Persons desiring information concerning these plans should write or telephone the Funds' Transfer Agent. While the Funds reserve the right to suspend sales of its shares in response to conditions in the securities markets or for other reasons, it is anticipated that any such suspension of sales would not apply to the types of plans listed below.

Individual Retirement Accounts ("IRA")

      The Adviser has available a prototype form of a Traditional IRA for investment in shares of any one or more Credit Suisse Warburg Pincus Select Funds. Under the Code, individuals may currently make IRA contributions of up to $2,000 annually. Married individuals filing jointly may contribute up to $2,000 for each spouse if the combined compensation of both spouses is at least equal to the contributed amount. Contributions to an IRA may be wholly or partly tax-deductible, depending upon the contributor's income level and participation in an employer-sponsored retirement plan. The income earned on shares held in an IRA is not subject to federal income tax until withdrawn in accordance with the Code. Investors may be subject to penalties or additional taxes on contributions to or withdrawals from IRAs under certain circumstances. As with tax-deductible contributions, taxes on the income earned from nondeductible IRA contributions will be deferred until distributed from the IRA.

      The Adviser has available a prototype form of the Roth IRA. Unlike Traditional IRA's, contributions to a Roth IRA are not currently deductible. However, the amounts within the Roth IRA accounts will accumulate tax-free, and qualified distributions from the Funds will not be included in a shareholder's taxable income. An individual may contribute a maximum of $2,000 annually to a Roth IRA ($4,000 for joint returns). However, such limit is calculated in the aggregate with contributions to traditional IRA's. In addition, Roth IRA's are not available to individuals above certain income levels.

      The Adviser also has available a prototype form of the Education IRA for investment in shares of any one or more Credit Suisse Warburg Pincus Select Funds.

Like the Roth IRA, contributions are not currently deductible. However, the investment earnings accumulate tax-free, and qualifying distributions used for higher education expenses are not taxable. An individual may contribute a maximum of $500 per account annually. In addition, Education IRA's are not available to individuals above certain income levels.

Simplified Employee Pension Plan ("SEP/IRA")

      A SEP/IRA is available for investment and may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making IRA contributions on behalf of all eligible employees.

Savings Incentive Match Plan for Employees ("SIMPLE") - SIMPLE IRA and SIMPLE 401(k)

      SIMPLE plans offer employers with 100 or fewer eligible employees who earned at least $5,000 from the employer in the preceding calendar year the ability to establish a retirement plan that permits employee contributions. An employer may also elect to make additional contributions to these Plans. Please telephone the Funds' transfer agent at (800) 225-8011 for more information.

Employer-Sponsored Retirement Plans

      The Adviser has a prototype retirement plan available which provides for investment of plan assets in shares of any one or more Credit Suisse Warburg Pincus Select Funds. The prototype retirement plan may be used by sole proprietors and partnerships as well as corporations to establish a tax qualified profit sharing plan or money purchase pension plan (or both) of their own.

      Under the prototype retirement plan, an employer may make annual tax-deductible contributions for allocation to the accounts of the plan participants to the maximum extent permitted by the federal tax law for the type of plan implemented. The Adviser has received favorable opinion letters from the IRS that the prototype retirement plan is acceptable by qualified employers.

Self-Directed Retirement Plans

      Shares of the Credit Suisse Warburg Pincus Select Funds may be suitable for self-directed IRA accounts and prototype retirement plans.

NET ASSET VALUE

      Shares of each Fund will be priced at the net asset value per share as computed each Fund Business Day in accordance with the Funds' Agreement and Declaration of Trust and By-Laws. For this purpose, a Fund Business Day is any day on which the NYSE is open for business, typically, Monday through Friday exclusive of New Year's Day, Martin Luther King Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.

      The net asset value of the shares of each Fund is determined as of the close of the regular session on the NYSE, which is generally at 4:00 p.m., New York City time, on each day that trading is conducted on the NYSE. The net asset value per share is calculated separately for each class, by taking the sum of the value of each Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding per class. All expenses, including the fees payable to the Adviser, are accrued daily.

      For purposes of the computation of net asset value, each of the Funds values securities held in its respective portfolios as follows: readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price at the close of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trustees of the Funds shall determine in good faith to reflect its fair value.

      Readily marketable securities, including certain options, not listed on an exchange but admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ("NASDAQ") National List (the "List") are valued in like manner. Portfolio securities traded on more than one exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

      Readily marketable securities, including certain options traded only in the over-the-counter market and listed securities whose primary market is believed by the Adviser to be over-the-counter (excluding those admitted to trading on the List) are valued at the mean of the current bid and asked prices as reported by such sources as the Trustees of the Funds deem appropriate to reflect their fair market value. However, fixed-income securities (except short-term securities) may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. The money market securities in which each Fund invests are traded primarily in the over-the-counter market and are valued at the mean between most recent bid and asked prices as obtained from dealers that make markets in such securities, except for securities having 60 days or less remaining until maturity which are stated at amortized cost. Portfolio securities underlying listed call options will be valued at their market price and reflected in net assets accordingly. Premiums received on call options written by a Fund will be included in the liability section of the Statement of Assets and Liabilities as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Funds intend to distribute to shareholders of the Funds on an annual basis, substantially all of such respective periods' investment company taxable income, if any, for each respective Fund. Such distributions generally will be taxable to shareholders as ordinary income for federal income tax purposes. Since each Fund is treated as a single entity for Federal income tax purposes, the performance of one Fund will have no effect on the income tax liability of shareholders of another Fund.

      Upon a redemption or other disposition of shares of a Fund, a shareholder will generally recognize gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in such shares. Generally, such gain or loss will be capital gain or loss, if the shares are held as capital assets and will be long-term capital gain or loss if the shareholder's holding period for such shares exceeds one year.

      Capital gains, if any, realized by each of the Funds during their fiscal year will be distributed to the respective shareholders shortly after the end of such fiscal year. Distributions of the Funds' net capital gain, when designated as such, will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their shares.

      Each income dividend and capital gains distribution, if any, declared by the Funds on the outstanding shares of any Fund will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of that Fund at the net asset value as of the close of business on the date identified for reinvestment. Such distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by the Funds from a shareholder at least 30 days prior to the record date for a particular dividend or distribution on shares of each Fund. There is no charge in connection with the reinvestment of dividends and capital gains distributions.

      For Federal income tax purposes, dividends that are declared by a Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they were declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

      Shareholders will be advised annually as to the Federal tax status of dividends and capital gains distributions made by each Fund for the preceding year.

      There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any gains. The amount of any dividend or distribution paid by each Fund depends upon the realization by the Fund of income and capital gains from that Fund's investments. All dividends and distributions will be made to shareholders of a Fund solely from assets of that Fund.

      Payment (either in cash or in portfolio securities) received by a shareholder upon redemption of his shares, or an exchange of shares in one Fund for shares in another fund, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of shares redeemed. Any loss realized by a shareholder on the sale of Fund shares held for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Note that any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be liable for Federal income taxes to the extent that its net taxable income and net capital gains are distributed to shareholders. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or other foreign currencies, or other income (including but not limited to gains from futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same or related trades or businesses. Foreign currency gains that are not `directly related' to the Fund's principal business of investing in stock or securities may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. The Treasury Department has not yet issued any such regulations.

      A dividend or capital gains distribution with respect to shares of any Fund held by a tax-deferred or qualified retirement plan, such as an IRA, Keogh Plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      As a regulated investment company, each Fund will not be subject to Federal income tax on income and gains distributed to shareholders if it distributes at least 90% of its investment company taxable income to shareholders each year but will be subject to tax on its income and gains to the extent that it does not distribute to its shareholders an amount equal to such income and gains. In addition, each Fund will be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distribution amounts over the amounts actually distributed by that Fund. To the extent practicable, each Fund intends to make such distributions as may be necessary to avoid this excise tax.

      Some of the investment practices of each Fund are subject to special provisions that, among other things, may defer the use of certain losses of such Funds and affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, and in the case of certain hedges or appreciated securities, the character of the gains or losses realized. These provisions may also require the Fund to mark-to-market some of the positions in their respective portfolios (i.e., treat them as if they were closed out), which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

      Each Fund is required to withhold and remit to the U.S. Treasury 31% of the dividends, capital gain distributions or the proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish the Funds with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to certify to the Funds that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

      The foregoing is only a brief summary of some of the material U.S. federal income tax considerations generally relating to an investment in the Funds. It is based upon the Code, applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. This summary is directed to investors who are U.S. persons (as determined for U.S. federal income tax purposes) and does not purport to discuss all of the income tax consequences applicable to the Funds or to all categories of investors, some of whom may be subject to special rules (including dealers in securities, insurance companies, non-U.S. persons and tax-exempt entities). Investors are urged to consult their tax advisers regarding the specific U.S. federal income tax consequences of an investment in the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                             PORTFOLIO TRANSACTIONS

      CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price and execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

      In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

      Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including a Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

      All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse First Boston ("CSFB"), CSAMSI and affiliates of Credit Suisse. A Fund may utilize CSFB, CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

      In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or CSFB or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom a Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

      If permitted for a Fund, transactions for such Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, such Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

      A Fund may participate, if and when practicable, in bidding for the purchase of securities for a Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in a Fund's interest.

                               PORTFOLIO TURNOVER

      Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. Each Fund does not anticipate a portfolio turnover rate in excess of 100%. A higher rate involves greater transaction costs to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

                       INVESTMENT PERFORMANCE INFORMATION

      Each Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the change in value of $1,000 invested at the maximum public offering price for a period assuming reinvestment of all dividends and distributions.

      Quotations of average annual total return will reflect only the performance of an investment in any Fund during the particular time period shown. Each Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each Fund's current yield to yields published for other investment companies and other investment vehicles. Average annual total return and yield should also be considered relative to change in the value of each Fund's shares and the risks associated with each Fund's investment objectives, policies and risk considerations. At any time in the future, average annual total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

      From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each Fund. These sources include Lipper, Inc., Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, SmartMoney, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

      In connection with communicating its yield or average annual total return to current or prospective shareholders, each Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

      Quotations of each Fund's average annual total return will represent the average annual compounded rate of return of a hypothetical investment in each Fund over periods of 1, 5, and 10 years (or up to the life of each Fund), and are calculated pursuant to the following formula:

                                   P(1+T)^n=ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested.

      For the period November 18, 1999 (commencement of offering of shares) through October 31, 2000, the aggregate total return was 9.40% and 27.90% for the Credit Suisse Warburg Pincus Strategic Growth Fund Common Class shares and the Credit Suisse Warburg Pincus Technology Fund Common Class shares, respectively. Common Class shares are not subject to a sales charge. Total returns shown reflect the impact of expense waivers and/or reimbursements by the investment advisor. Absent such waivers/reimbursements, total returns would be lower. Total return calculated for a period of less than one year is not annualized.

                          SHARES OF BENEFICIAL INTEREST

      As of January 31, 2001, there were no shareholders who owned 5% or more of either the Strategic Growth Fund or the Technology Fund.

      As of the date of this Statement of Additional Information, the Trustees and Officers of the Funds as a group owned less than 1% of the outstanding shares of either Fund.

      The Adviser manages accounts over which it has discretionary power to vote or dispose of securities held in such accounts and which accounts hold in the aggregate, as of January 31, 2001 57,737 shares (7.8%) of the Strategic Growth Fund and 99,790 shares (3.3%) of the Technology Fund.

GENERAL INFORMATION

Organization and Capitalization

      The Trust was formed on August 3, 1999, as a `business trust' under the laws of the State of Delaware.

      The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Funds is liable to the Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of a Fund or the property of such appropriate Fund for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Funds against all liability in connection with the affairs of the Funds.

      All shares of the Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Counsel and Independent Auditors

      Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, serves as legal counsel for the Funds.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been appointed as independent auditors for the Funds.

Custodian and Transfer Agent

      Citibank, N.A., 111 Wall Street, New York, New York 10043 serves as custodian to the Funds.

      PFPC, Inc., 211 S. Gulph Road, King of Prussia, PA 19406-3101 serves as Transfer Agent for the Funds' Class A, B, C and D shares. Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, MA 02184 serves as the Transfer Agent for the Funds' Common Class shares.

Additional Information

      This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

Financial Statements

      The audited financial statements of each Credit Suisse Warburg Pincus Select Fund for the fiscal year ended October 31, 2000 and the report of the Funds' independent auditors in connection therewith are included in the October 31, 2000 Annual Report to Shareholders. The Annual Report is incorporated by reference into this Statement of Additional Information. You can obtain a copy of the Credit Suisse Warburg Pincus Select Funds' Annual Report by writing or calling the Credit Suisse Warburg Pincus Select Funds at the address or telephone numbers set forth on the cover of this Statement of Additional Information.

PART C
                                Other Information

Item 23.    EXHIBITS

      (a)   (1)   Form of Agreement and Declaration of Trust**
            (2)   Amendment to Declaration of Trust*
            (3)   Amendment to Declaration of Trust*

      (b)   (1)   Form of Bylaws**
            (2)   Amendments to By-Laws*

      (c)   Not Applicable

      (d)   (1)   Form of Investment Advisory Agreement**
            (2)   Interim Investment Advisory Agreement with
                  Credit Suisse Asset Management, LLC, dated November
                  3, 2000*****

      (e) Distribution Agreement with Credit Suisse Asset Management Securities, Inc., dated December 18, 2000*****

      (f)   Not Applicable

      (g)   Form of Custody Services Agreement**

      (h)   (1)   Form of Services Agreement**
            (2)   Form of Interim and Restated Services Agreement*****
            (3)   Form of Transfer Agency Agreement *
            (4)   Form of Co-Administration Agreement with Credit Suisse Asset
                  Management Securities, Inc. *
            (5)   Form of Co-Administration Agreement with PFPC, Inc. *

      (i)   Legal Opinion**

      (j)   Consent of Independent Auditors*

      (k)   Financial Data Schedule****

      (l)   Form of Subscription Agreement with initial shareholders**

      (m)   (1)   Rule 12b-1 Plan for the Growth Fund, Class A shares***
            (2)   Rule 12b-1 Plan for the Technology Fund, Class A shares***
            (3)   Rule 12b-1 Plan for the Growth Fund, Class B shares***
            (4)   Rule 12b-1 Plan for the Growth Fund, Class C shares***
            (5)   Rule 12b-1 Plan for the Growth Fund, Common Class shares***
            (6)   Rule 12b-1 Plan for the Technology Fund, Class B shares***
            (7)   Rule 12b-1 Plan for the Technology Fund, Class C shares***
            (8)   Rule 12b-1 Plan for the Technology Fund, Common Class shares**

      (n)   Rule 18f-3 Plan*

      (p)   Code of Ethics of Registrant*****

----------
     *      Filed herewith.
     ** Incorporated herein by reference to Post-effective Amendment No.1 to Registrant's Registration Statement on Form N-1A.
     ***    Incorporated herein by reference to Post-Effective
            Amendment No. 3 to Registrant's Registration Statement on
            Form N-1A.
     **** Incorporated herein by reference to NSAR-B, filed on December 27, 2000.
     *****  Incorporated herein by reference to Post-Effective
            Amendment No. 4 to Registrant's Registration Statement on
            Form N-1A.

Item 24     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
            REGISTRANT

            Not Applicable

Item 25     INDEMNIFICATION

            Registrant's Agreement and Declaration of Trust provides that the Trust (for the appropriate Fund) shall indemnify each person who is a trustee or officer of the Trust against any liabilities, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body, in which such person may be or may have been threatened, while in office, except with respect to any matter as to which such person did not act in good faith in the reasonable belief that such person's action was in the best interests of the Trust and certain limitations with respect to criminal proceedings.

            The Interim Advisory Agreement between Registrant and Credit Suisse Asset Management, LLC ("CSAM"), which incorporates the substantive terms of the prior Investment Advisory Agreement between the Registrant and DLJ Asset Management Group, Inc., provides that the Adviser will not be liable thereunder for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect the Adviser against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

            The Distribution Agreement between the Registrant and Credit Suisse Asset Management Securities, Inc. ("CSAMSI") provides that Registrant will indemnify, defend and hold CSAMSI, and any other person who controls it within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses which CSAMSI or any controlling person of CSAMSI may incur in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which CSAMSI or any controlling person of CSAMSI may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while CSAMSI was active in the capacity of distributor or by reason of CSAMSI having acted in such capacity or arising out of or based upon any untrue statement of a material fact contained in the then-current Prospectus relating to the shares or arising out of, or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading except as to certain limited circumstances and provided, however, that, among other things, CSAMSI or any controlling person of CSAMSI shall not be indemnified against any liability or expense with respect to any matter as to which such person shall have been adjudicated not to have acted in good faith in the reasonable belief that its action was in the best interest of the Fund or arising by reason of such person's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations under the Distribution Agreement.

            The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Investment Advisory Agreements, the Interim Investment Advisory Agreement and the Distribution Agreement. The Registrant's Agreement and Declaration of Trust, Investment Advisory Agreements, Interim Investment Advisory Agreement and Distribution Agreement are incorporated by reference to Item 23.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            For events subsequent to November 3, 2000, the Gulf Insurance Company carries for the Trust, Directors and Officers Liability Insurance. For events prior to November 3, 2000, the Equitable Life Assurance Society of the United States carries for the Trust, Directors and Officers Liability Insurance. Coverage under the Equitable Life Assurance Society policy has been extended to directors and officers of the investment companies formerly managed by DLJAM. Under each policy, outside directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as members of the Board.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            CSAM acts as investment adviser to the Registrant. CSAM renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM (SEC File No. 801-37170).

Item 27.    PRINCIPAL UNDERWRITERS

      (a) CSAMSI, the Registrant's Distributor (Underwriter) also acts as Distributor for the following investment companies:

            Credit Suisse Warburg Pincus Capital Funds: Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Fixed Income II Fund, Credit Suisse Warburg Pincus Value Fund, Credit Suisse Warburg Pincus Municipal Trust Fund and Credit Suisse Warburg Pincus Blue Chip Fund.

            Credit Suisse Warburg Pincus Opportunity Funds: Credit Suisse Warburg Pincus Developing Markets Fund, Credit Suisse Warburg Pincus International Equity II Fund, Credit Suisse Warburg Pincus High Income Fund, Credit Suisse Warburg Pincus Municipal Money Fund and Credit Suisse Warburg Pincus U.S. Government Money Fund.

            Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Central & Eastern Europe Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Emerging Markets II Fund; Warburg Pincus European Equity Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Global Telecommunications Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus High Yield Fund; Warburg Pincus Institutional Fund; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus International Growth Fund; Warburg Pincus International Small Company Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan Small Company Fund; Warburg Pincus Long-Short Equity Fund; Warburg Pincus Long-Short Market Neutral Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg Pincus Select Economic Value Equity Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Global Fixed Income Fund; Warburg Pincus Trust; Warburg Pincus Trust ; Warburg Pincus Trust II; Warburg Pincus U.S. Core Equity Fund; Warburg Pincus U.S. Core Fixed Income Fund; Warburg Pincus WorldPerks Money Market Fund; and Warburg Pincus WorldPerks Tax Free Money Market Fund.

      (b) For information relating to each director, officer or partner of CSAMSI, reference is made to Form BD (SEC File No. 8-32482) filed by CSAMSI under the Securities Exchange Act of 1934.

      (c)   Not Applicable

Item 28.    LOCATION OF ACCOUNTS AND RECORDS

            The majority of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Credit Suisse Warburg Pincus Select Funds at 466 Lexington Avenue, New York, New York 10017 (see "Fund Management" in the Prospectus). Additional records are maintained at the offices of Citibank, N.A., the Registrant's Custodian, 111 Wall Street, New York, New York 10043.

Item 29.    MANAGEMENT SERVICES

            Other than as set forth under the captions "Fund Management" in the Prospectus and "Management" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30.    UNDERTAKINGS

            Not applicable.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of February, 2001.

                                            Credit Suisse Warburg
Pincus Select Funds


                                            By:  /s/  G. Moffett Cochran*
                                                 ------------------------
                                                 Name: G. Moffett Cochran
                                                 Title: President

Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         Signature                    Title                      Date
         ---------                    -----                      ----

/s/ G. Moffett Cochran*     President                  February 28, 2001
                            Chairman of the Board

------------------------
G. Moffett Cochran

/s/ Martin Jaffe            Trustee, Vice President,   February 28, 2001
                            Secretary and Treasurer

------------------------
Martin Jaffe

/s/ Stig Host*              Trustee                    February 28, 2001


------------------------
Stig Host

/s/ Peter F. Krogh*         Trustee                    February 28, 2001


------------------------
Peter F. Krogh

/s/ Robert E. Fischer*      Trustee                    February 28, 2001


------------------------
Robert E. Fischer

/s/ Wilmot H. Kidd, III*    Trustee                    February 28, 2001


------------------------
Wilmot H. Kidd, III

/s/ John J. Sheehan*        Trustee                    February 28, 2001


------------------------
John J. Sheehan


*By:
/s/ Martin Jaffe


------------------------
Martin Jaffe
(Attorney-in-fact)
Pursuant to Power of
Attorney

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned has constituted and appointed, and by these presents does constitute and appoint, G. Moffet Cochran and Martin Jaffe, or either of them, the true and lawful agents and attorneys-in-fact of each of the undersigned with respect to all matters arising in connection with the filing with the Securities and Exchange Commission of this Post-Effective Amendment No. 5 to the Registration Statement under the Securities Act of 1933 and under the Investment Company Act of 1940 on Form N-1A and any subsequent amendments to the Registration Statement with full power and authority to execute and deliver for and on behalf of each of the undersigned all such consents and documents in connection therewith as said agents and attorneys-in-fact may deem advisable. Each of the undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power and authority to execute and file with the Securities and Exchange Commission this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A and any amendments thereto, and/or other documents in connection therewith, and to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. Each of the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

            This Power of Attorney may be signed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ G. Moffett Cochran                   /s/ Wilmot H. Kidd, III


------------------------                 ------------------------
G. Moffett Cochran                       Wilmot H. Kidd, III

/s/ Stig Host                            /s/ Peter F. Krogh


------------------------                 ------------------------
Stig Host                                Peter F. Krogh

/s/ John J. Sheehan                      /s/ Robert E. Fischer


------------------------                 ------------------------
John J. Sheehan                          Robert E. Fischer

                                         /s/ Martin Jaffe


                                         ------------------------
                                         Martin Jaffe
Dated as of February 1, 2001

                       SCHEDULE OF EXHIBITS TO FORM N-1A

      Exhibits

      A complete list of exhibits is included in Part C, Item 23 of the Registration Statement.


                                        9